As filed with the Securities and Exchange Commission on September 15, 2015
1933 Act Registration No. 33-35788
1940 Act Registration No. 811-06136

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933 ☑

Pre-Effective Amendment No.        ☐

Post-Effective Amendment No. 54 ☑

and/or

REGISTRATION UNDER THE

INVESTMENT COMPANY ACT OF 1940 ☑

Amendment No. 55

(Check appropriate box or boxes)

HOMESTEAD FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

4301 Wilson Boulevard, Arlington, VA 22203

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code:

(703) 907-5953

Kelly B. Whetstone, Esq.

Homestead Funds, Inc.

4301 Wilson Boulevard

Arlington, VA 22203

Copies to:

Bibb L. Strench, Esq.

Seward & Kissel LLP

901 K Street, N.W.

Washington, D.C. 20001

Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective:

☑	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Prospectus

May 1, 2015

as amended

September 15, 2015

Our Funds

Daily Income Fund (HDIXX)

Short-Term Government Securities Fund (HOSGX)

Short-Term Bond Fund (HOSBX)

Stock Index Fund (HSTIX)

Value Fund (HOVLX)

Growth Fund (HNASX)

Small-Company Stock Fund (HSCSX)

International Value Fund (HISIX)

As with all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in the prospectus. Any representation to the contrary is a criminal offense.

Account Management and Services
Account Transactions	50
Investing Directly with Homestead Funds	50
Investing Through a Financial Intermediary	52

Managing Your Account	53

Fund Pricing, Policies and Fees	56

Homestead Privacy Policy 60

Daily Income Fund

Fund Summaries  |  Inception: November 19, 1990

Investment Objective

The Daily Income Fund is a money market fund. It is managed to earn current income and to maintain a stable net asset value of $1.00 per share.

Fees and Expenses

The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Other Expenses	0.16%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses (a)	0.67%

(a)	Total Annual Fund Operating Expenses shown here differ from the expense ratios shown in the Financial Highlights on page 42 because the expenses shown on this page include Acquired Fund Fees and Expenses and amounts shown in the Financial Highlights do not include Acquired Fund Fees and Expenses. In addition, RE Advisers has voluntarily agreed to waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. RE Advisers may revise, renew or discontinue this voluntary waiver at any time. RE Advisers waived 0.50% of the management fee and reimbursed 0.07% of other expenses in 2014.

Expense Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YR	3 YR	5 YR	10 YR
$68	$214	$373	$835

Principal Investment Strategies

The Daily Income Fund invests in high-quality, U.S. dollar-denominated money market instruments. Principal investments normally are:

•	short-term obligations of the U.S. Government, its agencies and instrumentalities

•	commercial paper issued by corporations and finance companies

•	short-term corporate obligations

•	short-term obligations of banks or savings and loans with total assets in excess of $1 billion

The Fund, on or before October 14, 2016, will change its principal investment strategy to invest at least 99.5% of its total assets in U.S. government securities, repurchase agreements fully collateralized by U.S. government securities, and cash. The Fund has begun to transition its portfolio to meet this investment strategy.

Under the old investment strategy, RE Advisers selects only instruments that both meet the eligibility requirements for a money market fund and are placed on the Fund’s approved list. Before an issuer is added to the list, RE Advisers prepares a written credit report. A credit committee discusses and approves all additions to the list. RE Advisers seeks to diversify the Fund’s portfolio by industry and maturity date, with an emphasis on liquidity.

The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Principal Risks

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

An investment in the Daily Income Fund is also subject to the following principal risks:

Credit Risk    The chance an issuer will not make timely payments of principal or interest.

Income Risk    The chance a decline in interest rates will cause the Fund’s yield to decline.

Interest Rate Risk    The chance that a rise in interest rates will cause the price of a fixed rate debt security to fall. Generally, the longer the maturity of a security or weighted average maturity of a fund, the greater the interest rate risk.

2	Fund Summaries

Daily Income Fund (Continued)

Issuer Risk    The chance that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.

Commercial Paper Risk    The chance that the value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. Commercial paper consists of short-term unsecured promissory notes issued by companies or other entities in order to finance their current operations. Commercial paper is usually sold on a discount basis with maturities generally up to 270 days. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

U.S. Treasury Obligations Risk    The chance that U.S. Treasury obligations held by the Fund may differ in their interest rates, maturities, times of issuance, and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury obligations to decline.

Manager Risk    The chance the manager’s decisions, particularly security selection, will cause the Fund to underperform other similar investments.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows the Fund’s average annual returns for 1, 5 and 10 years. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns

Average Annual Total Returns periods ended 12/31/14
	1 YR	5 YR	10 YR
Returns before taxes	0.01%	0.01%	1.38%

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:

Best Quarter:

Q4 2006  |  1.18%

Worst Quarters:

Q1 2010 through Q4 2014  |  0.002%

For the Fund’s current yield, call 800.258.3030.

Fund Management

Investment Adviser

RE Advisers Corporation

Portfolio Manager

Marc Johnston is the Money Market Portfolio Manager for RE Advisers Corporation. Mr. Johnston has managed the Fund since May 2015.

Other Important Fund Information

For important information about the purchase and sale of Fund shares and tax information, please see page 23 of this prospectus.

Fund Summaries	3

Short-Term Government Securities Fund

Fund Summaries  |  Inception: May 1, 1995

Investment Objective

The Short-Term Government Securities Fund is a fixed-income fund that seeks to generate current income while maintaining a low degree of share price fluctuation.

Fees and Expenses

The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	0.71%

Expense Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YR	3 YR	5 YR	10 YR
$73	$227	$395	$883

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests at least 80% of its net assets in fixed-income securities whose principal and interest payments are guaranteed by the U.S. Government. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be three years or less. Principal investments normally are:

•	U.S. Treasury securities

•	securities issued by U.S. Government agencies and instrumentalities

Remaining assets may be invested in other types of securities, including municipal bonds, mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), asset-backed securities, corporate bonds and money market securities that meet the Daily Income Fund’s high standards for credit quality.

In selecting the portfolio holdings for the Fund, RE Advisers considers, among other factors, its outlook for the economy, monetary policy, interest rates and, to a lesser extent, credit spreads. RE Advisers’ goal is to maximize the Fund’s total return by investing in securities that exhibit the most favorable risk/reward trade-off in the most attractive market sectors while maintaining adequate Fund liquidity.

Principal Risks

As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund include:

Income Risk    The chance a decline in interest rates will cause the Fund’s yield to decline.

Interest Rate Risk    The chance a rise in interest rates will cause the Fund’s share price to decline. The Fund seeks to minimize share price fluctuation by investing in short-term securities. Prices of short-term securities decline less in response to a given change in rates than those of longer term securities.

U.S. Government Securities Risk    U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. However, the value of U.S. Government securities can decrease if interest rates increase.

Issuer Risk    The chance that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.

4	Fund Summaries

Short-Term Government Securities Fund (Continued)

Manager Risk    The chance the manager’s decisions, particularly security selection, will cause the Fund to underperform other similar investments.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns

Average Annual Total Returns periods ended 12/31/14
	1 YR	5 YR	10 YR
Returns before taxes	1.16%	1.30%	2.54%
Returns after taxes on distributions	0.74%	0.75%	1.70%
Returns after taxes on distributions and sale of fund shares	0.65%	0.80%	1.66%
BofA Merrill Lynch 1-5 Year U.S. Treasury Index	1.24%	1.78%	3.08%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as IRAs or employer-sponsored retirement plans.

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:

Best Quarter:

Q4 of 2008  |  2.87%

Worst Quarter:

Q2 of 2013  |  -0.70%

For the Fund’s current yield, call 800.258.3030.

Fund Management

Investment Adviser

RE Advisers Corporation

Portfolio Manager

Doug Kern, CFA, is the Senior Fixed-Income Portfolio Manager for RE Advisers Corporation. Mr. Kern has managed the Fund since its inception.

Other Important Fund Information

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

Fund Summaries	5

Short-Term Bond Fund

Fund Summaries  |  Inception: November 5, 1991

Investment Objective

The Short-Term Bond Fund is a fixed-income fund that seeks to generate current income while maintaining a low degree of share price fluctuation.

Fees and Expenses

The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.60%
Other Expenses	0.13%
Total Annual Fund Operating Expenses	0.73%

Expense Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YR	3 YR	5 YR	10 YR
$75	$233	$406	$906

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund ordinarily will invest at least 80% of its net assets in fixed-income securities that are in the three highest credit categories as ranked by a nationally recognized statistical rating organization (“NRSRO”) (for example, securities rated AAA, AA or A by Standard & Poor’s Corporation). In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be three years or less. Principal investments normally are:

•	corporate bonds

•	U.S. Treasury securities

•	securities issued by U.S. Government entities and instrumentalities

•	municipal bonds

•	U.S. dollar-denominated debt securities of foreign issuers (Yankee Bonds)

•	asset-backed and mortgage-backed securities

In selecting the portfolio holdings for the Fund, RE Advisers considers, among other factors, its outlook for the economy, monetary policy, interest rates and credit spreads. RE Advisers’ goal is to maximize the Fund’s total return by investing in securities that exhibit the most favorable risk/reward trade-off in the most attractive market sectors while maintaining adequate Fund liquidity.

Principal Risks

As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund include:

Credit Risk    The chance that the issuer or guarantor of a fixed-income security, or the counterparty to an over-the-counter transaction (including repurchase agreements), will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

Income Risk    The chance a decline in interest rates will cause the Fund’s yield to decline.

Interest Rate Risk    The chance a rise in interest rates will cause the Fund’s share price to decline. The Fund seeks to minimize share price fluctuation by investing in short-term securities. Prices of short-term securities decline less in response to a given change in rates than those of longer term securities.

Corporate Bond Risk    The chance that corporate bonds generally having higher interest rates than those of other fixed-income instruments, like certificates of deposit and U.S. Treasury securities, also bear greater risk, as they are backed

6	Fund Summaries

Short-Term Bond Fund (Continued)

only by the issuer, and therefore, investments in corporate bonds are subject to issuer risk. Additionally, credit risk is created when the debt issuer fails to pay interest and principal in a timely manner, or negative perceptions of the issuer’s ability to make such payments may cause the price of that debt to decline.

Issuer Risk    The chance that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.

Municipal Bond Risk    The chance that the ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds.

Asset-Backed and Mortgage-Backed Securities Risk    The chance that defaults, or perceived increases in the risk of defaults, on the loans underlying these securities may impair the value of the securities. These securities also present a higher degree of prepayment risk (when repayment of principal occurs before scheduled maturity) and extension risk (when rates of repayment of principal are slower than expected) than do other types of fixed income securities. The enforceability of security interests that support these securities may, in some cases, be subject to limitations.

Commercial Paper Risk    The chance that the value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. Commercial paper consists of short-term unsecured promissory notes issued by companies or other entities in order to finance their current operations. Commercial paper is usually sold on a discount basis with maturities generally up to 270 days. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

Foreign Risk    The chance that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes than a fund that invests exclusively in the securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Manager Risk    The chance the manager’s decisions, particularly security selection, will cause the Fund to underperform other similar investments.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns

Average Annual Total Returns periods ended 12/31/14
	1 YR	5 YR	10 YR
Returns before taxes	1.56%	3.06%	3.85%
Returns after taxes on distributions	0.96%	2.07%	2.50%
Returns after taxes on distributions and sale of fund shares	0.88%	1.98%	2.47%
BofA Merrill Lynch 1-5 Year Corp./Gov. Index	1.51%	2.30%	3.39%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as IRAs or employer-sponsored retirement plans.

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:

Best Quarter:

Q2 of 2009  |  6.53%

Worst Quarter:

Q4 of 2008  |  -2.13%

For the Fund’s current yield, call 800.258.3030.

Fund Summaries	7

Short-Term Bond Fund (Continued)

Fund Management

Investment Adviser

RE Advisers Corporation

Portfolio Manager

Doug Kern, CFA, is the Senior Fixed-Income Portfolio Manager for RE Advisers Corporation. Mr. Kern has managed the Fund since its inception.

Other Important Fund Information

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

8	Fund Summaries

Stock Index Fund

Fund Summaries  |  Inception: October 28, 1999

Investment Objective

The Stock Index Fund is a stock fund that seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Stock Index (the “Index”), which emphasizes stocks of large U.S. companies.

Fees and Expenses

The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees (a)	0.04%
Other Expenses
Administrative Fees	0.25%
Other Fund Expenses	0.24%
Total Other Expenses	0.49%
Total Annual Fund Operating Expenses (a)	0.53%

(a)	Expenses shown in this table and used in the example reflect expenses of both the Stock Index Fund and the Master Portfolio.

Expense Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YR	3 YR	5 YR	10 YR
$55	$173	$302	$677

Portfolio Turnover

The Master Portfolio (as defined below) pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Master Portfolio’s performance. During the most recent fiscal year, the Master Portfolio’s turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Stock Index Fund is a feeder fund, meaning that it invests all of its investable assets in a master portfolio. The Fund invests its assets in the S&P 500 Index Master Portfolio (“Master Portfolio”), a separate series of an unaffiliated trust called the Master Investment Portfolio. The Master Portfolio and the Stock Index Fund have substantially similar investment objectives.

The Fund is managed by determining which securities are to be purchased or sold to reflect, to the extent feasible, the investment characteristics of its benchmark index. Under normal circumstances, at least 90% of the value of the Fund’s assets, plus the amount of any borrowing for investment purposes, is invested in securities comprising the S&P 500 Index.

BlackRock Fund Advisors (“BFA”), the investment adviser to the Master Portfolio, seeks to achieve investment performance that is similar to the Index by seeking to replicate the total return performance of the S&P 500 Index. The percentage of the Fund’s assets invested in a given stock is approximately the same percentage as such securities represented in the Index. Standard & Poor’s selects stocks for inclusion in the Index based upon market size, liquidity and industry group representation.

Principal Risks

As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund include:

Index Fund Risk    An index fund has operating and other expenses while an index does not. As a result, while the Stock Index Fund will attempt to track the Index as closely as possible, it will tend to underperform the Index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.

Index-Related Risk.    There is no guarantee that the Stock Index Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on the Stock Index Fund’s ability to adjust its exposure to the required levels in order to track the Index. Errors in Index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on the Stock Index Fund and its shareholders.

Equity Securities Risk    Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down,

Fund Summaries	9

Stock Index Fund (Continued)

sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.

Market Risk    Market risk is the chance that one or more markets in which the Stock Index Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.

Manager Risk    A fund manager’s decisions, particularly security selection, may cause a fund to underperform other similar investments.

Concentration Risk    The Master Portfolio reserves the right to concentrate its investments (i.e., invest more than 25% of its net assets in securities of issuers in a particular industry) to approximately the same extent that its benchmark index concentrates in a particular industry. To the extent the Master Portfolio concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

Expense Risk    Master Portfolio expenses are subject to a variety of factors, including fluctuations in the Master Portfolio’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Master Portfolio’s net assets decrease due to market declines or redemptions, the Master Portfolio’s expenses will increase as a percentage of the Master Portfolio’s net assets. During periods of high market volatility, these increases in the Master Portfolio’s expense ratio could be significant.

Passive Investment Risk    Because BFA does not select the individual companies in the Index that the Master Portfolio tracks, the Master Portfolio may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

Investing in other Investment Companies

Because the Stock Index Fund invests all of its investable assets in the Master Portfolio, the Fund bears a fee of 0.04%, equal to its proportionate share of fees paid by the Master Portfolio, in addition to the administration fee it pays to RE Advisers.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns

Average Annual Total Returns periods ended 12/31/14
	1 YR	5 YR	10 YR
Returns before taxes	13.15%	14.86%	7.07%
Returns after taxes on distributions	12.47%	14.24%	6.48%
Returns after taxes on distributions and sale of fund shares	7.44%	11.66%	5.40%
Standard & Poor’s 500 Stock Index	13.69%	15.45%	7.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as IRAs or employer-sponsored retirement plans.

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:

Best Quarter:

Q2 of 2009  |  15.74%

Worst Quarter:

Q4 of 2008  |  -22.07%

10	Fund Summaries

Stock Index Fund (Continued)

Fund Management

Investment Adviser

BlackRock Fund Advisors (“BFA”)

Master Portfolio Management Team

Greg Savage, CFA, Managing Director at BFA, has been a member of the Master Portfolio Management Team since January 2008.

Alan Mason, Managing Director at BFA, has been a member of the Master Portfolio Management Team since February 2014.

Christopher Bliss, CFA, CPA, Managing Director at BFA, has been a member of the Master Portfolio Management Team since May 2009.

Other Important Fund Information

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

Fund Summaries	11

Value Fund

Fund Summaries  |  Inception: November 19, 1990

Investment Objective

The Fund is a stock fund that seeks capital growth over the long term and secondarily, income.

Fees and Expenses

The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.48%
Other Expenses	0.13%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses (a)	0.62%

(a)	Total Annual Fund Operating Expenses shown here differ from the expense ratios shown in the Financial Highlights on page 46 because the expenses shown on this page include Acquired Fund Fees and Expenses and amounts shown in the Financial Highlights do not include Acquired Fund Fees and Expenses.

Expense Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YR	3 YR	5 YR	10 YR
$63	$199	$346	$774

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in stocks of established companies selling below what RE Advisers believes to be fundamental value. These are typically sizable businesses with market capitalizations of $2 billion or greater. Under ordinary conditions, the Fund will invest at least 80% of its net assets in common stocks of these companies.

To determine whether a stock is undervalued, RE Advisers considers, among other factors, earnings valuations, debt ratios and any competitive advantages a company may have. Stock selection is made with the belief that businesses have an underlying value that is not always reflected by share price, especially over the short term. RE Advisers selects stocks that may benefit over time from a more reasonable market assessment of fundamental value.

Principal Risks

As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund are:

Equity Securities Risk    Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.

Issuer Risk    The chance that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.

Manager Risk    The chance the manager’s decisions, particularly security selection, will cause the Fund to underperform other similar investments.

Style Risk    The chance that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall. Periods of relative over- or underperformance tend to be cyclical and may last for several years. Investments in value securities may be subject to risks that (1) the issuer’s potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their value was appropriately priced when acquired and they do not perform as anticipated.

Health Care Sector Risk    The chance that because companies in the health care sector are subject to extensive government regulation their profitability can be significantly affected by

12	Fund Summaries

Value Fund (Continued)

restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of health care through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns

Average Annual Total Returns periods ended 12/31/14
	1 YR	5 YR	10 YR
Returns before taxes	13.66%	14.98%	8.15%
Returns after taxes on distributions	12.85%	14.24%	7.31%
Returns after taxes on distributions and sale of fund shares	7.76%	11.69%	6.28%
Standard & Poor’s 500 Stock Index	13.69%	15.45%	7.67%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as IRAs or employer-sponsored retirement plans.

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:

Best Quarter:

Q3 of 2009  |  17.96%

Worst Quarter:

Q4 of 2008  |  -23.27%

Fund Management

Investment Adviser

RE Advisers Corporation

Portfolio Managers

Mark Ashton, CFA, Prabha Carpenter, CFA, and Gregory Halter, CFA, are the co-managers of the Value Fund. Mr. Ashton is a Senior Equity Portfolio Manager for RE Advisers Corporation and has co-managed the Fund since January 1999. Ms. Carpenter is a Senior Equity Portfolio Manager for RE Advisers Corporation and has co-managed the Fund since May 2014. Mr. Halter is a Senior Equity Portfolio Manager for RE Advisers Corporation and has co-managed the Fund since November 2014.

Other Important Fund Information

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

Fund Summaries	13

Growth Fund

Fund Summaries  |  Inception: January 22, 2001

Investment Objective

The Growth Fund is a stock fund that seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Fees and Expenses

The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.97%
Expenses waived by RE Advisers (a)	(0.02)%
Total Annual Fund Operating Expenses After Fee Waiver	0.95%

(a)	Expenses are waived pursuant to an expense limitation agreement between RE Advisers and the Fund, to the extent that the operating expenses of the Fund exceed 0.95% of the Funds’ daily assets. The contractual waiver is for a one-year period ending April 30, 2016. At that time, RE Advisers may revise, renew or discontinue the waiver.

Expense Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any expense reimbursement which is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YR	3 YR	5 YR	10 YR
$97	$307	$534	$1,188

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

In taking a growth approach to investment selection, the Fund primarily will invest (at least 65% of net assets) in the common stocks of large companies. A large company is defined as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000 Growth Index (“Russell Index”), a widely used benchmark of the largest domestic growth stocks ranging from $2 billion to $700 billion in capitalization as of July 31, 2015 (the median market capitalization as of December 31, 2014, was approximately $9.0 billion, and is subject to change). The market capitalization of the companies in the Fund’s portfolio and the Russell Index will change over time; the Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls below this level.

The approach of the Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), generally is to look for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth.

While most assets typically will be invested in U.S. common stocks, the Fund may invest in foreign stocks in keeping with its investment objective.

Principal Risks

As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund are:

Equity Securities Risk    Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.

Manager Risk    The chance the subadviser’s decisions, particularly security selection, will cause the Fund to underperform similar investments.

14	Fund Summaries

Growth Fund (Continued)

Style Risk    The chance that returns on stocks within the growth style in which the Fund invests will trail returns of stocks representing other styles or the market overall. Growth stocks can be volatile, as these companies usually invest a high portion of earnings in their business and therefore may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Information Technology Sector Risk    The chance that information technology companies facing intense competition could potentially face rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights.

Health Care Sector Risk    The chance that because companies in the health care sector are subject to extensive government regulation their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines and an increased emphasis on the delivery of health care through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of the companies. Health care companies are also subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Non-Diversified Risk    The Fund is classified as “non-diversified.” Although T. Rowe Price generally does not intend to invest greater than 5% of the Fund’s assets in the securities of a single issuer, the proportion of the Fund’s assets that may be invested in the securities of a single issuer is not limited. The Fund, therefore, is more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns*

Average Annual Total Returns* periods ended 12/31/14
	1 YR	5 YR	10 YR
Returns before taxes	8.38%	15.63%	8.67%
Returns after taxes on distributions	5.86%	14.37%	7.68%
Returns after taxes on distributions and sale of fund shares	6.59%	12.60%	6.93%
Russell 1000 Growth Index	13.05%	15.81%	8.49%
Standard & Poor’s 500 Stock Index	13.69%	15.45%	7.67%

*	For periods prior to December 5, 2008, the performance information for the Growth Fund (formerly the Nasdaq-100 Index Tracking StockSM Fund) reflects its previous investment strategy of matching, as closely as possible, before expenses, the performance of the Nasdaq-100 Index®.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as IRAs or employer-sponsored retirement plans.

Fund Summaries	15

Growth Fund (Continued)

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:

Best Quarter:

Q1 2012  |  19.54%

Worst Quarter:

Q4 2008  |  -21.77%

Fund Management

Investment Adviser

RE Advisers Corporation

Subadviser

T. Rowe Price Associates, Inc.

Portfolio Manager

Robert W. Sharps is a Vice President of T. Rowe Price and the lead portfolio manager on the Large-Cap Growth Strategy Team in the U.S. Equity Division. He has managed the Fund since December 2008.

Other Important Fund Information

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

16	Fund Summaries

Small-Company Stock Fund

Fund Summaries  |  Inception: March 4, 1998

Investment Objective

The Small-Company Stock Fund is a stock fund that seeks capital growth over the long term.

Fees and Expenses

The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.77%
Other Expenses	0.12%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses (a)	0.91%

(a)	Total Annual Fund Operating Expenses shown here differ from the expense ratios shown in the Financial Highlights on page 48 because the expenses shown on this page include Acquired Fund Fees and Expenses and amounts shown in the Financial Highlights do not include Acquired Fund Fees and Expenses.

Expense Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any expense reimbursement which is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YR	3 YR	5 YR	10 YR
$93	$290	$504	$1,120

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in stocks of established companies selling below what RE Advisers believes to be fundamental value.

Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of companies whose market capitalization, at the time of purchase, is similar to the market capitalization of companies represented in the Russell 2000 Index. However, RE Advisers generally will not sell a security whose market capitalization, after the initial purchase, exceeds that of the Russell 2000 Index due to market inflation. On December 31, 2014, the weighted average market capitalization for companies held in the Fund’s portfolio was $3.3 billion, and for companies in the Russell 2000 Index, the weighted average market capitalization was $1.9 billion. As of May 29, 2015, the market capitalization of companies in the Russell 2000 index ranged from $177 million to $4.3 billion.

To determine whether a stock is undervalued, RE Advisers considers, among other factors, earnings valuations, debt ratios and any competitive advantages a company may have. Stock selection is made with the belief that businesses have an underlying value that is not always reflected by share price, especially over the short term. RE Advisers selects stocks that may benefit over time from a more reasonable market assessment of fundamental value.

Stock selection for the Small-Company Stock Fund includes an analysis of new market opportunities for a company, which could indicate earnings growth potential over the long term.

From time to time, due to elevated cash flows or in order to meet the potential of higher redemption requests, RE Advisers may maintain a larger position in cash equivalents or invest a larger portion of the Fund’s assets in exchange-traded funds. When the Fund takes such a position by increasing its holdings in cash equivalents, its short-term investment performance may differ than if it had remained more fully invested in stocks.

Principal Risks

As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund are:

Equity Securities Risk    Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.

Fund Summaries	17

Small-Company Stock Fund (Continued)

Issuer Risk    The chance that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.

Manager Risk    The chance the manager’s decisions, particularly security selection, will cause the Fund to underperform other similar investments.

Style Risk    The chance that returns on stocks within the value style in which the Fund invests will trail returns of stocks representing other styles or the market overall. Periods of relative over- or underperformance tend to be cyclical and may last for several years. Investments in value securities may be subject to risks that (1) the issuers’ potential business prospects will not be realized; (2) their potential values will never be recognized by the market; and (3) their values were appropriately priced when acquired but they do not perform as anticipated.

Small-Company Risk    Investment risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. By investing in stocks of companies with smaller market capitalizations, the share price of the Fund may be more volatile than that of a fund investing in stocks of larger, more established companies. In addition, the Fund may be affected by dilution in the value of its shares if such companies sell additional shares and by concentration of control in existing management and principal shareholders.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns

Average Annual Total Returns periods ended 12/31/14
	1 YR	5 YR	10 YR
Returns before taxes	7.97%	18.90%	11.36%
Returns after taxes on distributions	7.55%	18.67%	10.95%
Returns after taxes on distributions and sale of fund shares	4.70%	15.34%	9.30%
Russell 2000 Index	4.89%	15.55%	7.77%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as IRAs or employer-sponsored retirement plans.

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:

Best Quarter:

Q2 of 2009  |  23.62%

Worst Quarter:

Q4 of 2008  |  24.38%

18	Fund Summaries

Small-Company Stock Fund (Continued)

Fund Management

Investment Adviser

RE Advisers Corporation

Portfolio Managers

Mark Ashton, CFA, Prabha Carpenter, CFA, and Gregory Halter, CFA are the co-managers of the Small-Company Stock Fund. Mr. Ashton is a Senior Equity Portfolio Manager for RE Advisers Corporation and has co-managed the Fund since January 1999. Ms. Carpenter is a Senior Equity Portfolio Manager for RE Advisers Corporation and has co-managed the Fund since May 2014. Mr. Halter is a Senior Equity Portfolio Manager for RE Advisers Corporation and has co-managed the Fund since November 2014.

Other Important Fund Information

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

Fund Summaries	19

International Value Fund

Fund Summaries  |  Inception: January 22, 2001

Investment Objective

The International Value Fund is a stock fund that seeks long-term capital appreciation.

Fees and Expenses

The table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Sales Charge on Purchases	None
Sales Charge on Reinvested Dividends	None
Deferred Sales Charge on Redemptions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.97%

Expense Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except for any expense reimbursement which is only in effect during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YR	3 YR	5 YR	10 YR
$99	$309	$536	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 24% of the average value of its portfolio.

Principal Investment Strategies

The International Value Fund is managed using an optimization approach, by which SSGA Funds Management, Inc. (“SSGA FM”), the Fund’s interim subadviser, invests the Fund’s assets in a representative sample of securities that collectively have an investment profile similar to the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of approximately 910 stocks in selected developed countries outside North and South America, and represents approximately 85% of the total market capitalizations in those countries. The Fund may invest in securities not included in the MSCI EAFE Index and may also invest in American depositary receipts and global depositary receipts.

Tracking error is the divergence of an index-based fund’s performance from that of its underlying index. The Fund attempts to track the performance of the MSCI EAFE Index within a tracking error of 1.5%; however, the Fund’s tracking error may exceed 1.5% due to a variety of circumstances (including, but not limited to, avoiding excessive transaction costs and coordinating with the investment strategy of the Fund’s future permanent subadviser). Because the Fund uses an optimization indexing strategy and may invest in securities not included in the MSCI EAFE Index, it can be expected to have a larger tracking error than if it used a replication indexing strategy. Replication is an indexing strategy in which a fund invests in all or substantially all of the securities comprising its underlying index in approximately the same proportions as they are represented in the index.

Under normal market conditions, the International Value Fund invests at least 80% of its net assets primarily in securities of issuers located in at least three countries, not including the United States.

Principal Risks

As with all investments, you may lose money by investing in the Fund. Other principal risks of investing in the Fund are:

Equity Securities Risk    Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.

Market Risk    Market risk is the risk that one or more markets in which a fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.

20	Fund Summaries

International Value Fund (Continued)

Financial Sector Risk    Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include real estate investment trusts). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Japanese Securities Risk     A fund that invests a significant portion of its assets in Japanese securities is subject to general economic and political conditions in Japan. Japan’s economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect a fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility for Japan’s economy as well. As China has increased its role with Japan as a trading partner, political tension between the countries has become strained. Any increase or decrease in such tension may have consequences for investment in Japanese issuers. Additionally, Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena and the resulting damage continue to exist.

United Kingdom Securities Risk     Investments in United Kingdom issuers may subject the Fund to regulatory, political, currency security, and economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom economy may be impacted by changes to the economic condition of the United States and other European countries. The United Kingdom economy, along with certain other European Union economies, experienced a significant economic slowdown during the recent financial crisis; certain United Kingdom financial institutions suffered significant losses, were severely under-capitalized and required government intervention to survive.

Tracking Error Risk    Tracking error can happen for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the MSCI EAFE Index, and incurs costs in buying and selling securities, especially when rebalancing holdings to reflect changes in the composition of the MSCI EAFE Index. In addition, the performance of the Fund and the MSCI EAFE Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies. Because the Fund employs an optimization strategy and may invest in securities not included in the MSCI EAFE Index, the Fund can be expected to have a larger tracking error than a fund that seeks to replicate an index.

Passive Investment Risk    Because the Fund’s subadviser generally does not select the individual companies in the index that the Fund tracks, the Fund may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

Foreign Risk    Foreign securities may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.

Currency Risk    The chance that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund, which invests in securities denominated in, and receives revenues in, foreign currencies.

Fund Summaries	21

International Value Fund (Continued)

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years compared with those of a broad measure of market performance. SSGA FM became the Fund’s sub-adviser in September 2015. Effective with the change in sub-adviser, the Fund’s investment strategy changed. The performance results in the following charts, therefore, do not reflect the Fund’s current strategy. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting homesteadfunds.com or by calling 800.258.3030.

Calendar Year Total Returns*

Average Annual Total Returns* periods ended 12/31/14
	1 YR	5 YR	10 YR
Returns before taxes	(8.90%)	3.10%	3.95%
Returns after taxes on distributions	(10.16%)	2.09%	2.51%
Returns after taxes on distributions and sale of fund shares	(5.03%)	1.97%	2.88%
MSCI® EAFE® Index	(4.90%)	5.33%	4.43%

*	The performance information for the International Value Fund reflects its investment experience in the State Street MSCI® EAFE® Index Portfolio from its inception through October 16, 2005; in the Vanguard Developed Markets Index Fund from October 1, 2005 to June 9, 2006; and its investment experience as subadvised by Mercator Asset Management, L.P. from June 12, 2006 through December 31, 2014.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as IRAs or employer-sponsored retirement plans.

During the periods shown in the chart, the Fund’s best and worst quarters were as follows:

Best Quarter:

Q2 of 2009  |  21.51%

Worst Quarter:

Q3 of 2011  |  -21.02%

Fund Management

Investment Adviser

RE Advisers Corporation

Interim Subadviser

SSGA Funds Management, Inc. (“SSGA FM”)

Portfolio Management Team

Dwayne Hancock, CFA, and Teddy Wong are Vice Presidents of State Street Global Advisors and SSGA FM and senior portfolio managers within the Global Equity Solutions team. Each is a co-manager of the International Value Fund. Messrs. Hancock and Wong have co-managed the Fund since September 2015.

Other Important Fund Information

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please see page 23 of this prospectus.

22	Fund Summaries

Other Important Fund Information

Purchase and Sale of Fund Shares

You can buy, sell (redeem) or exchange shares of the Funds on any business day, normally any day that the New York Stock Exchange (“NYSE”) is open for regular trading.

You can purchase, sell or exchange shares of the Funds either through a financial professional or directly from the Funds.

For non-retirement accounts, there is a $500 initial minimum investment to open an account. For IRA accounts and Education Savings Accounts (“ESAs”), there is a $200 initial minimum investment to open an account.

Tax Information

Each Fund intends to make distributions that will be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund’s related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial adviser to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summaries	23

Additional Information About the Funds

Daily Income Fund

The Daily Income Fund is managed to earn current income and to maintain a stable net asset value of $1.00 per share. Since the Fund seeks to provide a high level of principal safety, it is suitable for investors with short time horizons and may be appropriate for long-term investors looking to reduce the risk of their overall portfolio.

The Fund’s investments may include:

•	short-term obligations of the U.S. Government, its agencies and instrumentalities (for example, Treasury bills and securities issued by Fannie Mae)

•	short-term obligations of banks or savings and loans with total assets in excess of $1 billion (for example, certificates of deposit, banker’s acceptances and time deposits)

•	short-term corporate obligations (for example, notes and bonds)

•	commercial paper issued by corporations and finance companies

•	repurchase agreements collateralized by cash items or U.S. Government securities

•	U.S. dollar-denominated obligations of foreign issuers

•	other money market funds

The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

On July 23, 2014, the Securities and Exchange Commission adopted final amendments to Rule 2a-7 (the “Rule”) of the Investment Company Act of 1940, as amended (the “1940 Act”), which governs money market funds (“MMFs”). As part of the amendment, on or before October 14, 2016, every fund relying on Rule 2a-7 must classify itself as a retail MMF, a government MMF or an institutional government MMF, and structure its investments and objectives to meet the definition of the selected fund type, as detailed in the Rule. Retail MMFs and government MMFs are permitted to continue to use amortized cost to value their portfolios and offer shares at a stable net asset value of $1.00 per share. Retail MMFs are only available to natural person investors.

On June 17, 2015, the Homestead Funds Board of Directors, after carefully reviewing the MMF options available, unanimously approved the conversion of the Fund to a government MMF. Accordingly, the Fund, on or before October 14, 2016, will change its principal investment strategy to invest at least 99.5% of its total assets in U.S. government securities, repurchase agreements fully collateralized by U.S. government securities, and cash. The Fund has begun to transition its portfolio to meet this investment strategy.

The Rule also requires that the Board of Directors consider whether the imposition of liquidity fees on redemptions and/or redemption gates (“fees and gates”) in the event the Fund’s liquid weekly assets were to fall below a designated threshold are in the best interest of the Fund. Liquidity fees and redemption gates are optional for government MMFs. On June 17, 2015, the Board of Directors determined that fees and gates were not in the best interest of the Fund, and as such, no fees and gates will be applied to the Fund.

Credit Quality

The Fund invests in short-term debt securities that, at the time of investment, are eligible securities. Generally, an eligible security is a security that has a remaining maturity of 397 days or less and that the Fund’s Board of Directors or RE Advisers determines presents minimal credit risks.

Maturity

The maximum dollar-weighted average maturity of the Fund’s investments is limited to 60 days or less and the dollar-weighted average life of the Fund’s investments is limited to 120 days or less. In addition, the Fund will not acquire any instrument with a remaining maturity of greater than 397 days.

Liquidity

The Fund is subject to minimum daily and weekly liquidity requirements. The Fund must hold at least 10% of its total assets in daily liquid assets, determined at the time of acquisition of a security. Daily liquid assets are defined as cash; direct obligations of the U.S. Government; or securities that will mature or are subject to a demand feature that is exercisable and payable within one business day.

The Fund also must hold at least 30% of its total assets in weekly liquid assets, which are defined as cash; direct obligations of the U.S. Government; or Government securities that are issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States that (1) are issued at a discount to the principal amount to be repaid at maturity and (2) have a remaining maturity date of 60 days or less; or securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Please turn to page 29 for additional information under “Description of Fund Risks,” regarding risks associated with investing in the Fund.

Short-Term Government Securities Fund

The Short-Term Government Securities Fund is a fixed-income fund that seeks to generate current income while maintaining a low degree of share price fluctuation. The Fund is designed for investors who seek a higher level of income than is normally provided by money market investments and less principal fluctuation than is experienced by longer term bond funds.

24	Fund Details

Additional Information About the Funds (Continued)

The Fund invests at least 80% of its net assets in fixed-income securities whose principal and interest payments are guaranteed by the U.S. Government. These investments can include:

•	U.S. Treasury securities

•	securities issued by U.S. Government agencies and instrumentalities

Remaining assets may be invested in other types of securities, including municipal bonds, mortgage pass-through securities, CMOs, asset-backed securities, corporate bonds and money market securities that meet the Daily Income Fund’s high standards for credit quality.

The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

Credit Quality

The Fund will invest at least 80% of its net assets in securities backed by the full faith and credit of the U.S. Government.

Maturity

The dollar-weighted average effective maturity of the Fund’s portfolio will not exceed more than three years. There is no limit on the maturity of the individual securities in the Fund’s portfolio.

Please turn to page 29 for additional information under “Description of Fund Risks,” regarding risks associated with investing in the Fund.

Short-Term Bond Fund

The Short-Term Bond Fund is a fixed-income fund that seeks to generate current income while maintaining a low degree of share price fluctuation. The Fund is designed for investors who seek a higher level of income than is normally provided by money market investments and less principal fluctuation than is experienced by longer-term bond funds.

The Fund ordinarily will invest at least 80% of its net assets in debt securities in the three highest credit categories as ranked by an NRSRO.

These investments can include:

•	commercial paper

•	corporate bonds

•	U.S. Treasury securities

•	securities issued by U.S. Government entities and instrumentalities

•	municipal bonds

•	U.S. dollar-denominated debt securities of foreign issuers

•	asset-backed and mortgage-backed securities

The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

Credit Quality

The Fund may invest in debt securities in the fourth highest credit category (for example, securities rated BBB by Standard & Poor’s Corporation) or, if unrated, of comparable credit quality as determined by RE Advisers, but limited to no more than 5% of the Fund’s net assets at the time of purchase.

Maturity

The dollar-weighted average effective maturity of the Fund’s portfolio will not exceed more than three years. There is no limit on the maturity of the individual securities in the Fund’s portfolio.

Please turn to page 29 for additional information under “Description of Fund Risks,” regarding risks associated with investing in the Fund.

Stock Index Fund

The Stock Index Fund seeks to match, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Stock Index (the “Index”), which emphasizes stocks of large U.S. companies. The primary component of the Fund’s total return is likely to be capital appreciation (or depreciation). Any dividend or interest income is incidental to the pursuit of its objective. Because the underlying investments—stocks and other securities that function like stocks—are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.

The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.

The Master Portfolio may accept investments from other feeder funds. Certain actions involving other feeder funds, such as a substantial withdrawal, could affect the Master Portfolio.

The Master Portfolio invests mostly in stocks, although it may invest in stock index futures contracts and options on futures contracts.

The Master Portfolio attempts to remain as fully invested as practicable in the stocks that are represented in the Index. Under normal market conditions, the Master Portfolio seeks to invest at least 90% of its total assets plus the amount of any borrowing for investment purposes, in securities that are represented in the Index.

BlackRock Fund Advisors (“BFA”), the investment adviser to the Master Portfolio, does not manage the Master Portfolio based on economic, financial and market analysis. Instead, BFA utilizes a “passive” or indexing investment approach for the Master Portfolio, attempting to approximate the investment performance of the Index. BFA selects stocks for the Master Portfolio so that the overall investment characteristics of the Master Portfolio (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures are similar to those of the Index.

Fund Details	25

Additional Information About the Funds (Continued)

Master-Feeder Structure

The Stock Index Fund is a feeder index fund that invests all of its investable assets in a master index fund with the same investment objective. The master index fund purchases securities for investment. This structure works as follows:

Investor purchases shares of . . .

Feeder index fund which invests in . . .

Master index fund which buys . . .

Investment securities.

This feeder index fund can withdraw its investment in the master index fund at any time if the Board of Directors determines that it is in the best interest of the Fund and its shareholders. If this happens, the Board may choose another master index fund, hire an investment adviser for the Fund or may otherwise invest the Fund’s assets according to the investment policies and restrictions described in this prospectus.

Index Description and Construction

The Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange, Inc. (the “NYSE”). Stocks in the Index are weighted according to their market capitalizations (i.e., the number of shares outstanding multiplied by the stock’s current price). The companies selected for inclusion in the Index generally have the largest market value within their respective industries. The composition of the Index is determined by Standard & Poor’s (“S&P”) and is based on such factors as the market capitalization and trading activity of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time. “Standard & Poor’s®,” “S&P®” and “S&P 500®” are trademarks of Standard & Poor’s (a division of The McGraw-Hill Companies, Inc.) licensed for use by the Master Portfolio. The Master Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Master Portfolio.

Over the long term, the Master Portfolio attempts to achieve a correlation of at least 95% between the total return of its net assets before fees and expenses and the total return of the Index.

The past performance of the Index is not a guide to future performance. BFA does not guarantee the accuracy or the completeness of the Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein. BFA makes no warranty, express or implied, to the owners of shares of the Master Portfolio or to any other person or entity, as to results to be obtained by the Master Portfolio from the use of the Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Please turn to page 29 for additional information under “Description of Fund Risks” regarding risks associated with investing in the Fund.

Value Fund

The Value Fund invests in stocks of established companies that RE Advisers believes are selling at a discount to their true worth. The Fund seeks capital growth over the long term and, secondarily, income. Because of the volatility inherent in equity investing, the Value Fund is best suited for long-term investors.

Under ordinary conditions, the Fund will invest at least 80% of its net assets in common stocks of established companies. Remaining assets may be invested in other types of securities, including:

•	preferred stocks, investment-grade debt securities convertible into or exchangeable for common stocks and warrants

•	debt securities in the three highest credit categories as ranked by a NRSRO (for example, securities rated AAA, AA or A by Standard & Poor’s Corporation) or, if unrated, of comparable credit quality as determined by RE Advisers

•	money market securities that meet the Daily Income Fund’s high standards for credit quality. The Fund invests in money market securities in order to reduce risk during periods of extreme volatility or uncertainty. When used as part of a temporary defensive strategy, the Fund may invest in money market securities without limitation

•	U.S. dollar-denominated securities of foreign issuers, including American Depositary Receipts (“ADRs”)

The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

The Fund generally will invest in stocks listed on a national securities exchange. The Fund may, on occasion, purchase unlisted securities that have an established over-the-counter market.

The Value Fund focuses on stocks of established companies. These are typically sizable business franchises with market capitalizations of $2 billion or greater. On December 31, 2014, the weighted average market capitalization for all of the companies held in the portfolio was $83.6 billion. Market capitalization is a measure of the company’s total stock market value. It is calculated by multiplying the share price by the number of shares outstanding.

The Value Fund seeks to invest in stocks of companies selling below what RE Advisers believes to be fundamental value and poised for share price improvement. RE Advisers considers

26	Fund Details

Additional Information About the Funds (Continued)

many factors in determining whether a stock is underpriced relative to its fundamental value, including, but not limited to:

•	the relationship of a company’s potential earning power to the current market price of its stock

•	the company’s current financial ratios relative to either its historical results or to the current ratios for other similar companies

•	any competitive advantages, including well-recognized trademarks or brand names

There are a number of reasons why a stock may be trading at a discount. For example, the company may be experiencing a temporary earnings decline, its industry may be out of favor due to short-term market or economic conditions or it may have drawn unfavorable publicity.

Please turn to page 29 for additional information under “Description of Fund Risks,” regarding risks associated with investing in the Fund.

Growth Fund

The Growth Fund is a stock fund that seeks to provide long-term capital appreciation through investments in common stocks of growth companies. Because the underlying investments—stocks and other securities that function like stocks—are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.

The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.

As growth investors, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market eventually will reward it with a higher stock price. In pursuing its investment objective, T. Rowe Price has the discretion to purchase some securities that do not meet the Fund’s normal investment criteria, when T. Rowe Price perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development.

While most assets will be invested in U.S. common stocks, the Fund also may invest in other securities, including foreign stocks. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.

Please turn to page 29 for additional information under “Description of Fund Risks,” regarding risks associated with investing in the Fund.

Small-Company Stock Fund

The Small-Company Stock Fund is a stock fund that seeks capital growth over the long term by investing in stocks of small companies that RE Advisers believes are undervalued. Small companies may be able to respond more quickly to business opportunities than larger companies. However, their stock prices may fluctuate more widely than those of larger companies. The Fund is best suited for long-term investors who are comfortable taking an aggressive investment approach.

The Fund’s investment objective is fundamental and may not be changed by the Board of Directors without shareholder approval.

Under normal circumstances, the Small-Company Stock Fund will invest at least 80% of its net assets in common stocks of companies whose market capitalization, at the time of the Fund’s initial investment, is similar to the market capitalization of companies represented in the Russell 2000 Index, which measures the performance of the 2,000 smallest companies in the Russell 3000 Index. However, RE Advisers generally will not sell a security whose market capitalization, after the initial purchase, exceeds that of the Russell 2000 Index due to market inflation. On December 31, 2014, the weighted average market capitalization for companies held in the Fund’s portfolio was $3.3 billion, and for the Russell 2000 Index, the weighted average market capitalization was $1.9 billion. Market capitalization is a measure of a company’s total stock market value, calculated by multiplying the share price by the number of shares outstanding.

Up to 20% of the Fund’s assets may be invested in other types of securities including:

•	short-term debt securities

•	money market securities that meet the Daily Income Fund’s high standards for credit quality. The Fund invests in money market securities in order to reduce risk during periods of extreme volatility or uncertainty. When used as part of a temporary defensive strategy, the Fund may invest in money market securities without limitation

•	other investment companies, including open-end funds, closed-end funds and exchange-traded funds

•	U.S. dollar-denominated securities of foreign issuers, including ADRs

•	investment-grade debt securities convertible into or exchangeable for common stocks

The Small-Company Stock Fund seeks to invest in stocks of companies selling below what RE Advisers believes to be fundamental value and poised for share price improvement. RE Advisers considers many factors in determining whether a stock is under-priced relative to its fundamental value, including, but not limited to:

•	the relationship of a company’s potential earning power to the current market price of its stock

•	the company’s financial ratios relative to either the company’s historical results or to the current ratios for other similar companies

•	any competitive advantages, including well-recognized trademarks or brand names

Fund Details	27

Additional Information About the Funds (Continued)

There are a number of reasons why a stock may be trading at a discount. For example, the company may be experiencing a temporary earnings decline; its industry may be out of favor due to short-term market or economic conditions; or it may have drawn unfavorable publicity.

Please turn to page 29 for additional information under “Description of Fund Risks,” regarding risks associated with investing in the Fund.

International Value Fund

The International Value Fund is managed using an optimization approach, by which SSGA Funds Management, Inc. (“SSGA FM”), the Fund’s interim subadviser, invests the Fund’s assets in a representative sample of securities that collectively have an investment profile similar to the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index consists of approximately 910 stocks in selected developed countries outside North and South America, and represents approximately 85% of the total market capitalizations in those countries. The Fund may invest in securities not included in the MSCI EAFE Index and may also invest in American depositary receipts and global depositary receipts.

From time to time, securities are added to or removed from the MSCI EAFE Index. SSGA FM may sell securities that are represented in the MSCI EAFE Index, or purchase securities that are not yet represented in the MSCI EAFE Index, prior to or after their removal or addition to the MSCI EAFE Index.

The Fund’s investment objective is not fundamental and may be changed by the Board of Directors without shareholder approval.

Because the underlying investments—stocks and other securities that function like stocks—are inherently volatile, the Fund is appropriate for long-term investors who can tolerate fluctuations in the value of their investment.

Please turn to page 29 for additional information under “Description of Fund Risks,” regarding risks associated with investing in the Fund.

28	Fund Details

Description of Fund Risks

The value of your investment in a fund changes with the values of that fund’s investments. Many factors can affect those values. The factors that are most likely to have an adverse effect on a particular fund’s portfolio as a whole are called principal risks. The principal risks of each fund are listed in the Fund Summaries. There might be additional risks that a fund may be exposed to, such as investments in particular types of securities and those risks, in addition to the principal risks of each fund, are also described below.

Fund Type	Money Market	Fixed-Income		Index	Equity

Principal Risk	Daily Income Fund	Short-Term Government Securities Fund	Short-Term Bond Fund	Stock Index Fund	Value Fund	Growth Fund	Small-Company Stock Fund	International Value Fund
Asset-Backed Securities			X
Commercial Paper	X	X	X
Concentration				X
Corporate Bond			X
Credit	X	X	X
Currency								X
Derivatives				X
Equity Securities				X	X	X	X	X
European Securities								X
Expense				X
Financial Sector								X
Foreign			X			X		X
Income	X	X	X
Index Fund				X
Index-Related				X
Interest Rate	X	X	X
Investments in Other Investment Companies				X			X
Investments in Small-and Mid-Sized Companies							X	X
Issuer	X	X	X		X	X	X	X
Japanese Securities								X
Manager	X	X	X	X	X	X	X
Market				X				X
Municipal Bonds		X	X
Non-Diversified						X
Passive Investment				X				X
Sector					X	X	X	X
Securities Lending				X
Small-Company							X
Style					X	X	X
Tracking Error								X
United Kingdom Securities								X
U.S. Government Securities	X	X	X
U.S. Treasury Obligations Risk	X	X

Fund Details	29

Description of Fund Risks (Continued)

Asset-Backed Securities Risk

These securities represent either fractional interests or participation in pools of leases, retail installment loans or revolving credit receivables. Underlying automobile sales contracts and credit card receivables are subject to prepayment, which may shorten the securities’ weighted average life and reduce the overall return. Investors also may experience delays in payment if the full amounts due on underlying loans, leases or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral securing the contract or other factors. The value of these securities may fluctuate with changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution providing credit support enhancement for the pool. In addition, there is a risk that unscheduled or early repayment of principal would negatively affect a fund’s return as the fund could be forced to reinvest in lower yielding securities.

Commercial Paper Risk

Commercial paper consists of short-term unsecured promissory notes issued by companies or other entities in order to finance their current operations. Commercial paper is usually sold on a discount basis with maturities generally up to 270 days. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities. The value of commercial paper will tend to fall when interest rates rise and rise when interest rates fall.

Concentration Risk

A fund may reserve the right to concentrate its investments (i.e., invest 25% or more of its total assets in securities of issuers in a particular industry) to approximately the same extent that its benchmark index concentrates in a particular industry. To the extent a fund concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry.

Corporate Bond Risk

Corporate bonds generally have higher interest rates than those of other fixed-income instruments, like certificates of deposit and U.S. Treasury securities. However, these securities generally bear greater risk, as they are backed only by the issuer, and therefore, investments in corporate bonds are subject to issuer risk. Additionally, credit risk is created when the debt issuer fails to pay interest and principal in a timely manner, or negative perceptions of the issuer’s ability to make such payments may cause the price of that debt to decline.

Credit Risk

The chance that the issuer or guarantor of a fixed-income security, or the counterparty to an over-the-counter transaction (including repurchase agreements), will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating.

Currency Risk

The chance that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of a fund, which invests in securities denominated in, and receives revenues in, foreign currencies.

Derivatives Risk

Derivatives are volatile and involve significant risks, including:

Volatility Risk—A fund’s use of derivatives may reduce the fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of a fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Counterparty Risk—Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

Market and Liquidity Risk—Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The possible lack of a liquid secondary market for derivatives and the resulting inability of a fund to sell or otherwise close a derivatives position could expose the fund to losses and could make derivatives more difficult for the fund to value accurately. A fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, a fund’s manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the fund’s derivatives positions to lose value.

30	Fund Details

Description of Fund Risks (Continued)

Valuation Risk—Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them. Derivatives may also expose a fund to greater risk and increase its costs. Certain transactions in derivatives involve substantial leverage risk and may expose a fund to potential losses that exceed the amount originally invested by the fund.

Hedging Risk—When a derivative is used as a hedge against a position that a fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences noted below.

Tax Risk—The federal income tax treatment of a derivative may not be as favorable as a direct investment in an underlying asset and may adversely affect the timing, character and amount of income a fund realizes from its investments. As a result, a larger portion of the fund’s distributions may be treated as ordinary income rather than capital gains. In addition, certain derivatives are subject to mark-to-market or straddle provisions of the Internal Revenue Code. If such provisions are applicable, there could be an increase (or decrease) in the amount of taxable dividends paid by the fund. In addition, the tax treatment of certain derivatives, such as swaps, is unsettled and may be subject to future legislation, regulation or administrative pronouncements issued by the Internal Revenue Service.

Regulatory Risk—The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional U.S. or other regulations may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Reform Act”) substantially increases regulation of the over-the-counter (“OTC”) derivatives market and participants in that market, including imposing clearing and reporting requirements on transactions involving instruments that fall within the Reform Act’s definition of “swap” and “security-based swap,” which terms generally include OTC derivatives and imposing registration and potential substantive requirements on certain swap and security-based swap market participants. In addition, under the Reform Act, a fund may be subject to additional recordkeeping and reporting requirements.

Risks Specific to Certain Derivatives

Futures—Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price. The primary risks associated with the use of futures contracts and options are (a) the imperfect correlation between the change in market value of the instruments held by a fund and the price of the futures contract or option; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the possibility that the counterparty will default in the performance of its obligations.

Options—An option is an agreement that, for a premium payment or fee, gives the option holder (the purchaser) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate, or index) at a specified price (the “exercise price”) during a period of time or on a specified date. Investments in options are considered speculative. When a fund purchases an option, it may lose the premium paid for it if the price of the underlying security or other assets decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a fund were permitted to expire without being sold or exercised, its premium would represent a loss to the fund. To the extent that a fund writes or sells an option, if the decline or increase in the underlying asset is significantly below or above the exercise price of the written option, the fund could experience a substantial loss.

Equity Securities Risk

Equity securities generally have greater price volatility than fixed-income securities. The market price of equity securities owned by a fund may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets.

European Securities Risk

The European financial markets have been experiencing increased volatility due to concerns over rising government debt levels of several European countries, and these events may continue to significantly affect both developed and emerging countries throughout Europe. Emerging European countries continue to be susceptible to political turmoil as their economies develop.

Fund Details	31

Description of Fund Risks (Continued)

Expense Risk

The risk that, in the case of a master portfolio-feeder funds structure, the master portfolio’s expenses are subject to a variety of factors, including fluctuations in the master portfolio’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that a master portfolio’s net assets decrease due to market declines or redemptions, the master portfolio’s expenses will increase as a percentage of master portfolio net assets. During periods of high market volatility, these increases in the master portfolio’s expense ratio could be significant.

Financial Sector Risk

Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include real estate investment trusts). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Focused Portfolio Risk

A fund that is diversified may still, from time to time, invest in a relatively limited number of issuers or a limited number of countries. As a result, the appreciation or depreciation of any one security held by the fund, or the impact of market or political events in any one country, may have a greater impact on the fund’s net asset value than it would if the fund invested in a larger number of securities or countries. Although that strategy has the potential to generate attractive returns over time, it also increases the fund’s volatility.

Foreign Risk

A fixed-income fund may invest in U.S. dollar-denominated debt securities of foreign issuers. These securities (also known as Yankee Bonds) may respond negatively to adverse foreign political or economic developments. In the case of foreign companies not registered in the U.S., there is generally less publicly available information regarding the issuer, and foreign companies are subject to different accounting, auditing and financial reporting standards. These conditions may have an impact on rating organizations’ and a fund manager’s ability to accurately assess and monitor an issuer’s financial condition.

An equity fund may invest in foreign equity securities. Foreign securities may exhibit more extreme changes in value than securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect the fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the fund could lose its entire investment. Investments in emerging market countries are likely to involve significant risks. These countries are generally more likely to experience political and economic instability.

Income Risk

A decline in interest rates will cause a fixed-income or money market fund’s yield to decline.

Index Fund Risk

An index fund has operating and other expenses while an index does not. As a result, while a fund will attempt to track an index as closely as possible, it will tend to underperform the index to some degree over time. If an index fund is properly correlated to its stated index, the fund will perform poorly when the index performs poorly.

Index-Related Risk

There is no guarantee that a Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required

32	Fund Details

Description of Fund Risks (Continued)

levels in order to track the Index. Errors in Index data may occur from time to time and may not be identified and corrected for a period of time, and may have an adverse impact on a Fund and its shareholders.

Interest Rate Risk

Fixed-income securities will decline in value because of an increase in interest rates. Additionally, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Investments in Other Investment Companies Risk

A fund may invest in other investment companies, including open-end funds, closed-end funds and exchange-traded funds. A fund may purchase the securities of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities, as an efficient means of gaining exposure to a particular asset class or to increase liquidity to meet the potential of higher redemption requests. The risks of owning another investment company generally are similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the investing fund’s performance. In addition, because exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities, and their shares may have greater volatility because of the potential lack of liquidity. There will be some duplication of expenses because the investing fund also must pay its pro-rata share of that investment company’s fees and expenses.

Investments in Small- and Mid-Sized Companies Risk

Investment risk and liquidity risk are particularly pronounced for stocks of companies with relatively small or mid-size market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. When a fund invests in stocks of companies with small or mid-size market capitalizations, the share price of the fund may be more volatile than that of a fund investing in stocks of larger, more established companies. In addition, the fund may be affected by dilution in the value of its shares if such companies sell additional shares and by concentration of control in existing management and principal shareholders.

Issuer Risk

The chance that the value of a security may decline because of adverse events or circumstances that directly relate to the issuer.

Japanese Securities Risk

A fund that invests a significant portion of its assets in Japanese securities is subject to general economic and political conditions in Japan. Japan’s economy is heavily dependent on international trade and has been adversely affected by trade tariffs and competition from emerging economies. As such, economic growth is heavily dependent on continued growth in international trade, government support of the financial services sector, among other troubled sectors, and consistent government policy. Any changes or trends in these economic factors could have a significant impact on Japan’s economy overall and may negatively affect a fund’s investment. Japan’s economy is also closely tied to its two largest trading partners, the U.S. and China. Economic volatility in either nation may create volatility for Japan’s economy as well. As China has increased its role with Japan as a trading partner, political tension between the countries has become strained. Any increase or decrease in such tension may have consequences for investment in Japanese issuers. Additionally, Japan has experienced earthquakes and tidal waves of varying degrees of severity, and the risks of such phenomena and the resulting damage continue to exist.

Manager Risk

A fund manager’s decisions, particularly security selection, may cause a fund to underperform other similar investments.

Market Risk

Market risk is the risk that one or more markets in which a fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.

Municipal Bonds Risk

Municipal bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. Municipal bonds are also subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Lower-rated municipal bonds are subject to greater credit and market risk than higher-rated municipal bonds.

Fund Details	33

Description of Fund Risks (Continued)

Non-Diversified Risk

A fund that is classified as “non-diversified” may have the ability to invest in the securities of a single issuer to an extent that is not limited. The fund therefore is more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests than a diversified fund.

Passive Investment Risk

Because the fund’s manager generally does not select individual companies in the index that the fund tracks, the fund may hold securities of companies that present risks that an investment adviser researching individual securities might seek to avoid.

Sector Risk

A fund may from time to time focus on one or more sectors of the economy, and at such times its performance will correspond with the performance of those sectors. A fund that invests in particular sectors, such as health care, or information technology, is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those sectors. As a result, at such times, the net asset value of the fund may fluctuate more widely than that of a fund that is invested across sectors.

Securities Lending Risk

In the case of a master portfolio-feeder funds structure, the master portfolio’s securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, a master portfolio may lose money and there may be a delay in recovering the loaned securities. A master portfolio could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the master portfolio.

Small-Company Risk

Investment risk and liquidity risk are particularly pronounced for stocks of companies with relatively small market capitalization. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. A fund investing in stocks of companies with smaller market capitalization may experience a more volatile share price than that of a fund investing in stocks of larger, more established companies. In addition, the fund may be affected by dilution in the value of its shares if such companies sell additional shares and by concentration of control in existing management and principal shareholders.

Style Risk

Depending upon market and economic conditions, as well as investor sentiment, different investment styles (e.g., “growth” or “value”) tend to shift in and out of favor. In addition, a fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Tracking Error Risk

Tracking error can happen for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the MSCI EAFE Index, and incurs costs in buying and selling securities, especially when rebalancing holdings to reflect changes in the composition of the MSCI EAFE Index. In addition, the performance of the Fund and the MSCI EAFE Index may vary due to asset valuation differences and differences between the Fund’s portfolio and the Index resulting from legal restrictions, cash flows or operational inefficiencies. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. Because the Fund employs an optimization strategy and may invest in securities not included in the MSCI EAFE Index, the Fund can be expected to have a larger tracking error than a fund that seeks to replicate an index.

United Kingdom Securities Risk

Investments in United Kingdom issuers may subject the Fund to regulatory, political, currency security, and economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom economy may be impacted by changes to the economic condition of the United States and other European countries. The United Kingdom economy, along with certain other European Union economies, experienced a significant economic slowdown during the recent financial crisis; certain United Kingdom financial institutions suffered significant losses, were severely under-capitalized and required government intervention to survive.

34	Fund Details

Description of Fund Risks (Continued)

U.S. Government Securities Risk

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. However, the value of U.S. Government securities can decrease if interest rates increase.

U.S. Treasury Obligations Risk

The chance that U.S. Treasury obligations held by a fund may differ in their interest rates, maturities, times of issuance, and other characteristics. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the fund’s U.S. Treasury obligations to decline.

Fund Details	35

Portfolio Holdings Disclosure

A description of the Funds’ policies and procedures with respect to the disclosure of portfolio holdings is available in the Statement of Additional Information (“SAI”), which you can request by calling 800.258.3030 or by visiting homesteadfunds.com.

For all of the Funds, a complete list of portfolio securities is included with the annual and semi-annual reports for the periods ending December 31 and June 30, respectively. These reports are delivered to shareholders and posted online at homesteadfunds.com approximately 60 days after the period end. Additionally, a complete schedule of investments for the Daily Income Fund as of month end for the previous six months is available online at homesteadfunds.com no later than the fifth business day of the following month.

For the periods ending March 31 and September 30, a complete list of each Fund’s portfolio securities is posted online at homesteadfunds.com approximately 60 days after the period end.

36	Fund Details

Management of the Funds

Investment Adviser/Administrator for the Funds

RE Advisers Corporation

4301 Wilson Boulevard

Arlington, VA 22203

As the investment adviser, RE Advisers is responsible for selecting investments, managing the portfolios and overseeing the investment strategies and policies for the Daily Income, Short-Term Government Securities, Short-Term Bond, Value and Small-Company Stock Funds subject to the general supervision of the Homestead Funds’ Board of Directors. RE Advisers was launched in 1990 and, as of December 31, 2014, manages approximately $2.91 billion of assets for mutual fund and private account investors.

Additionally, RE Advisers is responsible for managing the Growth Fund and the International Value Fund, subject to the authority of and supervision by the Funds’ Board of Directors. RE Advisers has entered into subadvisory agreements with T. Rowe Price and SSGA FM under which each provides day-to-day discretionary management of the assets of the Growth Fund and International Value Fund, respectively, in accordance with each Fund’s investment objectives, policies and restrictions, subject to the general supervision of the Funds’ Board of Directors and RE Advisers. RE Advisers monitors each subadviser’s performance and regularly reports to the Funds’ Board of Directors on such performance.

RE Advisers, incorporated in the Commonwealth of Virginia in 1995 (formerly incorporated in the District of Columbia in 1990), is a direct, wholly-owned subsidiary of RE Investment Corporation, which is a direct, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”). NRECA is a not-for-profit organization which serves and represents the nation’s consumer-owned rural electric cooperatives. RE Advisers is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

In 2014, the Funds paid RE Advisers the following investment management fees after fee waivers and expense reimbursements, expressed as a percentage of net assets of each Fund:

Daily Income Fund	0.00%
Short-Term Government Securities Fund	0.45%
Short-Term Bond Fund	0.60%
Value Fund	0.48%
Growth Fund	0.63%
Small-Company Stock Fund	0.77%
International Value Fund	0.75%

A discussion regarding the basis for the Board of Directors’ approval of the investment management agreements between the Funds and RE Advisers is included in the Funds’ annual report for the year ended December 31, 2014.

RE Advisers serves as the administrator for the Stock Index Fund. Pursuant to an administrative services agreement with the Fund, RE Advisers provides certain administrative services to the Fund and generally assists in all aspects of its operation. In 2014, the Stock Index Fund paid RE Advisers 0.25% of net assets as compensation for administrative services.

RE Advisers also provides administrative services to each of the other Funds, in addition to providing investment management services to those Funds.

Effective September 15, 2015, SSGA FM became subadviser to the International Value Fund and will remain the subadviser to the Fund until the earlier of (a) a permanent subadviser is selected and can be approved by a shareholder vote, or (b) 150 days following the date of termination of the prior subadviser’s contract. During the time that SSGA FM serves as the interim subadviser, RE Advisers has contractually agreed to waive its advisory fees in an amount equal to the difference of the subadvisory fee it would have paid the prior subadviser and the amount it pays the interim subadviser. As a result of this fee waiver, the total annual operating expenses during this interim period are estimated to be 0.47% of the Fund’s average daily net assets. State Street Global Markets, LCC (a “transition manager”), a subsidiary of State Street Corporation selected by RE Advisers and approved by the Board, performed certain services in connection with the transition from Mercator to SSGA FM.

Portfolio Managers

The portfolio managers are primarily responsible for the day-to-day management of the Funds’ portfolios.

Daily Income Fund

Marc Johnston, CAIASM     Mr. Johnston is a Money Market Portfolio Manager for RE Advisers. He is the Portfolio Manager for the Daily Income Fund, which he has managed since May 2015. Before becoming a Money Market Portfolio Manager, he was a Fixed Income Analyst with NRECA and RE Advisers. Mr. Johnston holds a BA in General Arts from Villanova University and an MBA from Northeastern University, and he holds the CAIASM (Chartered Alternative Investment Analyst), CFP® (Certified Financial PlannerTM) and ChFC® (Chartered Financial Consultant®) designations. He has been with RE Advisers since 2013, and with NRECA since 2001.

Short-Term Government Securities Fund and Short-Term Bond Fund

Douglas Kern, CFA    Mr. Kern is a Senior Fixed-Income Portfolio Manager for RE Advisers. He is the portfolio manager for the Short-Term Government Securities Fund and the Short-Term Bond Fund. He has managed the aforementioned

Fund Details	37

Management of the Funds (Continued)

Funds since inception. He received his BA in Business Administration and his MBA in Finance from Pennsylvania State University. He has been with RE Advisers since 1990.

Value Fund and Small-Company Stock Fund

Mark Ashton, CFA    Mr. Ashton is a Senior Equity Portfolio Manager for RE Advisers. He and co-managers Ms. Carpenter and Mr. Halter oversee the investment activities of the Value Fund and the Small-Company Stock Fund. He has co-managed the aforementioned Funds since January 1999. He received his BS in Finance from the University of Utah. He received his MBA specializing in Marketing Research from the University of Southern California. Mr. Ashton was a Vice President of Capital Research Company from 1984 to 1998 prior to joining RE Advisers in 1999.

Prabha Carpenter, CFA    Ms. Carpenter is a Senior Equity Portfolio Manager for RE Advisers. She and co-managers Mr. Ashton and Mr. Halter oversee the investment activities of the Value Fund and the Small-Company Stock Fund. She has co-managed the Funds since May 2014. Prior to becoming a Senior Equity Portfolio Manager, Ms. Carpenter was a Senior Equity Analyst for RE Advisers from March 2002 to April 2014. She received her BA in Business Economics from the University of Madras and her BS in Economics from American University. She received her MBA with a distinction in Finance from American University. Ms. Carpenter was a Senior Vice President and Portfolio Manager with GEICO Corporation entities from 1985 to 2002 prior to joining RE Advisers in 2002.

Gregory Halter, CFA    Mr. Halter is a Senior Equity Portfolio Manager for RE Advisers. He and co-managers Mr. Ashton and Ms. Carpenter oversee the investment activities of the Value Fund and the Small-Company Stock Fund. He has co-managed the Funds since November 2014. Mr. Halter received his BBA in Finance from Cleveland State University. Prior to becoming an Equity Portfolio Manager, he was an equity analyst with Great Lakes Review from 1998 to 2014, prior to joining RE Advisers in 2014.

Subadviser to the Growth Fund

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, MD 21202

As subadviser, T. Rowe Price selects, buys and sells securities for the Growth Fund in accordance with the Fund’s objective and policies and under the supervision of RE Advisers and the Fund’s Board of Directors.

T. Rowe Price, a global investment management firm founded in 1937 by Thomas Rowe Price, is registered with the SEC under the Advisers Act. As of December 31, 2014, T. Rowe Price managed $746.8 billion in assets.

A discussion regarding the Board of Directors’ approval of the subadvisory agreement between the Growth Fund and T. Rowe Price is included in the Funds’ annual report for the year ended December 31, 2014.

Robert W. Sharps serves as the portfolio manager of the Growth Fund and is primarily responsible for the Fund’s management. Mr. Sharps is a Vice President of T. Rowe Price. He is the lead portfolio manager on the Large-Cap Growth Strategy Team in the U.S. Equity Division and a member of the firm’s Equity Steering Committee. Prior to joining the firm in 1997, Mr. Sharps was a senior consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. Mr. Sharps also has earned the Chartered Financial Analyst and Certified Public Accountant accreditations.

Interim Subadviser to the International Value Fund

SSGA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111-2900

On June 17, 2015, the Homestead Funds Board of Directors, based on a recommendation from RE Advisers, voted to terminate the contract of the prior subadviser to the Fund. Under the terms of its subadvisory contract, the prior subadviser continued managing the Fund through September 7, 2015. From September 8, 2015 through about September 14, 2015, State Street Global Markets, LLC, who was selected by RE Advisers and approved by the Homestead Funds Board of Directors, handled the transition of the Fund to the interim subadviser, SSGA FM. SSGA FM assumed management of the Fund on or about September 15, 2015 and will remain the interim subadviser to the Fund until the earlier of (a) a permanent subadviser is selected and can be approved by a shareholder vote, or (b) 150 days following the date of termination of the prior subadviser’s contract.

SSGA FM is a wholly owned subsidiary of State Street Corporation. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of June 30, 2015, SSGA FM managed approximately $376.28 billion in assets and SSGA managed approximately $2.37 trillion in assets.

A discussion regarding the Board of Directors’ approval of the subadvisory agreement between RE Advisers and SSGA FM will be included in the Funds’ annual report for the year ended December 31, 2015.

38	Fund Details

Management of the Funds (Continued)

Key professionals involved in the day-to-day portfolio management of the International Value Fund include the following:

Dwayne Hancock, CFA, Vice President, SSGA Funds Management, Inc., is a Vice President and Senior Portfolio Manager in the firm’s Global Equity Beta Solutions (GEBS) team. Within this group, he is currently the strategy leader for their non-US passive products. Prior to taking on this responsibility, Dwayne was the ETF product specialist for the GEBS group. He is also a member of the SSGA Valuation Committee. Dwayne currently manages a varied mix of funds spanning both regions, US, developed and emerging and fund structures which include separate accounts, commingled funds, mutual funds and ETFs. Additionally, he has played a primary role in determining trading strategies for significant benchmark changes such as the annual Russell reconstitution. Dwayne joined SSGA in 1996 and became part of the GEBS portfolio management team in 1998. Prior to this, he worked in the firm’s Passive International Equity Operations department as a Senior Analyst. He has been working in the investment management field since 1994. Dwayne holds an MBA from Boston College and a BS in Business Administration from Framingham State College. He also earned the Chartered Financial Analyst Designation and is a member of the Boston Security Analysts Society.

Teddy Wong, Vice President, SSGA Funds Management, Inc., is a Vice President and Senior Portfolio Manager in the GEBS team. Within this team, Teddy is responsible for the management of several strategies, including developed and emerging markets benchmarked to MSCI and S&P as well as domestic strategies benchmarked to Russell and Standard & Poor’s indices. Prior to assuming his current role in January 2006, Teddy was a manager within the International Structured Products Group Operations Team. Teddy holds a BA in Economics from the University of Rochester. He is currently enrolled in the CFA program.

Investment Adviser For The Master Portfolio of the Stock Index Fund

BlackRock Fund Advisors

400 Howard Street

San Francisco, CA 94105

BFA serves as the investment adviser to the Master Portfolio, the master portfolio in which the Stock Index Fund invests all of its assets. BFA and its predecessors have been managing funds since 1973. BFA is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2015, BFA and its affiliates provided investment advisory services for assets of $4.72 trillion. BFA is entitled to receive monthly fees at the annual rate of 0.04% of the average daily net assets of the Master Portfolio as compensation for its advisory services.

BFA has contractually agreed to reimburse the S&P 500 Index Master Portfolio for the cost of fees paid by the Master Portfolio to the Independent Trustees, counsel to the Independent Trustees, and the S&P 500 Index Master Portfolio’s independent registered accounting firm, through April 30, 2016. This contractual arrangement may not be terminated prior to May 1, 2016 without consent of the Board of Trustees of the S&P 500 Index Master Portfolio.

The three members of the Master Portfolio Management Team who have the most significant day-to-day management responsibility are Greg Savage, Alan Mason and Christopher Bliss.

Greg Savage, CFA, has been a member of the Master Portfolio Management Team since January 2008. He is an employee of BFA and BlackRock and was a senior portfolio manager for BGFA and BGI from 2006 through November 2009 and a portfolio manager for BFGA and BGI from 2001 to 2006.

Alan Mason has been a member of the Master Portfolio Management Team since 2014. He has been an employee of BFA since 2009, and head of Americas Beta Strategies since 2014. Mr. Mason was previously a portfolio manager with BGI and BGFA from 1997-2009.

Christopher Bliss, CFA, CPA, has been a member of the Master Portfolio Management Team since May 2009. He is an employee of BFA and BlackRock. Mr. Bliss was a senior portfolio manager for BGI from 2005 through November 2009 and a portfolio manager for BGI from 2004 to 2005.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in Homestead Funds and the Master Portfolio.

Board of Directors

The Board of Directors establishes Homestead Funds’ corporate policies and monitors each Fund’s performance. For a listing of current board members, see the latest annual or semi-annual report or SAI, which you can request by calling 800.258.3030 or by visiting homesteadfunds.com.

Distributor

RE Investment Corporation

4301 Wilson Boulevard

Arlington, VA 22203

Transfer Agent

NFDS, Inc. (doing business as BFDS)

P.O. Box 219486

Kansas City, MO 64121-9486

The transfer agent processes transactions, disburses distributions and provides recordkeeping services for Homestead Funds.

Custodian

State Street Bank and Trust Company serves as the custodian for all of the Funds.

Fund Details	39

Additional Tax Information

As with any investment, you should consider how your investment in any Fund will be taxed. Please consult your tax adviser about the effect of your investment in a Fund.

Distribution Schedule

Each Fund intends to distribute substantially all of its ordinary income and capital gains. You may elect to have distributions automatically reinvested in your Fund account. Whether reinvested or received, distributions generally are taxable to non-retirement account investors.

We will mail you Internal Revenue Service (“IRS”) Form 1099 at the end of January indicating the federal tax status of your income and capital gains distributions for the prior year. If additional information becomes available regarding the characterization of your distribution after 1099s have been printed and mailed, it may be necessary to provide you with a corrected 1099. Distributions are declared and paid according to the following schedule:

Interest Income

Daily Income Fund	Declared daily and paid monthly
Short-Term Government Securities Fund	Declared daily and paid monthly
Short-Term Bond Fund	Declared daily and paid monthly
Stock Index Fund	Declared and paid annually
Value Fund	Declared and paid semi-annually
Growth Fund	Declared and paid annually
Small-Company Stock Fund	Declared and paid annually
International Value Fund	Declared and paid annually

Capital Gains

If any, declared and paid annually, more frequently if necessary.

Taxes on Dividends and Distributions

Unless you are tax-exempt or hold Fund shares in a tax-deferred account, you must pay federal income tax on dividends and taxable distributions each year. Your dividends and taxable distributions generally are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in October, November or December of a year and paid in January of the following year are taxable as if they were paid on December 31 of the prior year.

For federal tax purposes, ordinary income and short-term capital gain distributions from a Fund are taxed as ordinary income, and long-term capital gain distributions are taxed as long-term capital gains. A return of capital distribution occurs when a Fund’s distribution exceeds its earnings and results in a reduction in the shareholder’s cost basis. Every January, we will send you and the IRS a statement showing the taxable distributions paid to you in the previous year from each Fund. Long-term capital gain distributions generally may be taxed at a federal rate of 15% to noncorporate investors (20% for high income earners). A portion of ordinary income dividends paid by a Fund to noncorporate investors may constitute “qualified dividend income” that is subject to the same maximum tax rates as long-term capital gains. The portion of a dividend that will qualify for this treatment will depend on the aggregate qualified dividend income received by a Fund. Certain holding period requirements with respect to a shareholder’s shares in a Fund may apply to prevent the shareholder from treating any portion of a dividend as “qualified dividend income.” Additional information about this can be found in the SAI.

Taxes on Transactions

Unless a transaction involves Fund shares held in a tax-deferred account, redemptions, including sales and exchanges to other Funds, may also give rise to capital gains or losses. The amount of any capital gain or loss will be the difference, if any, between the adjusted cost basis of your shares and the price you receive when you sell or exchange them. In general, a capital gain or loss will be treated as a long-term capital gain or loss if you have held your shares for more than one year.

Tax Withholding for Traditional IRAS

Federal Income Tax Withholding

Federal income tax will automatically be withheld from IRA distributions at the rate of 10% unless you request no withholding or a different amount (10% is the minimum). The withholding amount will be taken from the requested distribution amount, so you will receive less than you requested, unless you instruct us to take the withholding amount in addition to the requested distribution amount.

State Income Tax Withholding

Mandatory :    We will withhold state tax in accordance with the respective state’s rules if, at the time of distribution, your address of record is within a mandatory withholding state and you have federal income tax withheld, or if the state’s requirement is independent of federal withholding. Contact your tax advisor for the withholding amount, or see your state’s website for more information.

Voluntary :    If state tax withholding is voluntary in your state, you may request to have state taxes withheld from your transaction.

Backup Withholding

If you fail to provide a correct taxpayer identification number or fail to certify that it is correct, we are required by law to withhold 28% of all the distributions and redemption proceeds paid from your account. We are also required to begin backup withholding if instructed by the IRS to do so.

40	Fund Details

Additional Tax Information (Continued)

Buying a Dividend

If you buy shares just before a Fund makes a distribution, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. This is referred to as “buying a dividend.” For example, assume you bought shares of a Fund for $10.00 per share the day before the Fund paid a $0.25 dividend. After the dividend was paid, each share would be worth $9.75, and you would have to include the $0.25 dividend in your gross income for tax purposes.

Cost Basis Reporting

Mutual funds must report cost basis information to you and the IRS when you sell or exchange shares acquired on or after January 1, 2012 in your non-retirement accounts. The cost basis regulations do not affect retirement accounts, money market funds and shares acquired before January 1, 2012. The cost basis regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged. The transfer agent, BFDS, is not required to report cost basis information on shares acquired before January 1, 2012. However, if the data is available in our system we will provide this information to you as a service. Please call us at 800.258.3030.

The Funds’ default cost basis accounting method is average cost for all shares purchased on or after January 1, 2012. If you do not choose a different cost basis accounting method, you will receive average cost. An explanation of the cost basis regulations and different accounting methods available can be found at the transfer agent sponsored website, 1costbasissolution.com.

This information is only a brief summary of certain federal income tax information about your investment in a Fund. The investment may have state, local or foreign tax consequences, and you should consult your tax adviser about the effect of your investment in a Fund in your particular situation. Additional tax information can be found in the SAI.

Fund Details	41

Financial Highlights

Daily Income Fund

The financial highlights table is intended to help you understand a Fund’s financial performance for the past five years of a Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, is included in the annual report. If you would like to receive a copy of the latest annual report which includes complete financials and footnotes, please call 800.258.3030.

	Six Months Ended June 30, 2015, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2014		2013		2012		2011		2010
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income from investment operations
Net investment income	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)	—	(a,b,c)
Net realized and unrealized gain (loss) on investments	—		—		—		—		—		—
Total from investment operations	—		—		—		—		—		—
Distributions
Net investment income	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Net realized gain	—		—		—		—		—		—
Total distributions	—		—		—		—		—		—
Redemption fee (d)	—		—		—		—		—		—
Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return	0.01	%(f)	0.01%		0.01%		0.01%		0.01%		0.01%

Ratios/Supplemental Data
Net assets, end of period (thousands)	$186,316		$196,771		$212,308		$208,527		$195,173		$187,089
Ratio of net investment income to average net assets	0.01%	(a,c,g)	0.00%	(a,c,e)	0.00%	(a,c,e)	0.00%	(a,c,e)	0.01%	(a,c)	0.01%	(a,c)
Ratio of gross expenses before voluntary expense limitation to average net assets	0.68%	(g)	0.66%		0.66%		0.67%		0.68%		0.69%
Ratio of expenses to average net assets	0.11%	(a,c,g)	0.09%	(a,c)	0.11%	(a,c)	0.15%	(a,c)	0.14%	(a,c)	0.24%	(a,c)

(a)	Excludes excess investment management fees and other expenses voluntarily waived and reimbursed by RE Advisers.

(b)	Less than $0.01 per share.

(c)	On January 27, 2009, RE Advisers voluntarily and temporarily reduced the amount of the expense limitation from 0.80% to 0.50%. Additionally, effective August 14, 2009, RE Advisers agreed to further waive fees or reimburse expenses to the extent necessary to assist the Fund in attempting to maintain a positive yield. The temporary waiver continued throughout 2010, 2011, 2012, 2013, 2014, and through the date of this report.

(d)	The Daily Income Fund does not charge a redemption fee.

(e)	Less than 0.01%.

(f)	Aggregate total return for the period.

(g)	Annualized.

42	Financial Highlights

Financial Highlights

Short-Term Government Securities Fund

	Six Months Ended June 30, 2015, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$5.20		$5.19	$5.28	$5.27	$5.26	$5.25
Income from investment operations
Net investment income	0.03		0.05	0.05	0.06	0.09	0.12
Net realized and unrealized gain (loss) on investments	0.01		0.01	(0.09)	0.02	0.01	0.01
Total from investment operations	0.04		0.06	(0.04)	0.08	0.10	0.13
Distributions
Net investment income	(0.03)		(0.05)	(0.05)	(0.06)	(0.09)	(0.12)
Net realized gain	—	(a)	— (a)	— (a)	(0.01)	— (a)	— (a)
Total distributions	(0.03)		(0.05)	(0.05)	(0.07)	(0.09)	(0.12)
Redemption fee (b)	—		—	—	—	—	—
Net Asset Value, End of Period	$5.21		$5.20	$5.19	$5.28	$5.27	$5.26

Total Return	0.68	%(c)	1.16%	(0.72)%	1.50%	2.03%	2.57%

Ratios/Supplemental Data
Net assets, end of period (thousands)	$75,387		$76,661	$86,131	$94,130	$84,559	$76,137
Ratio of net investment income to average net assets	0.97%	(d)	0.95%	0.96%	1.19%	1.76%	2.27%
Ratio of expenses to average net assets	0.73%	(d)	0.71%	0.69%	0.69%	0.71%	0.75%
Portfolio turnover rate	14%		12%	20%	36%	32%	26%

(a)	Less than $0.01 per share.

(b)	The Short-Term Government Securities Fund does not charge a redemption fee.

(c)	Aggregate total return for the period.

(d)	Annualized.

Financial Highlights	43

Financial Highlights

Short-Term Bond Fund

	Six Months Ended June 30, 2015, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$5.23		$5.22	$5.22	$5.12	$5.19	$5.13
Income from investment operations
Net investment income	0.04		0.07	0.08	0.13	0.17	0.23
Net realized and unrealized gain (loss) on investments	(0.02)		0.01	— (a)	0.10	(0.07)	0.06
Total from investment operations	0.02		0.08	0.08	0.23	0.10	0.29
Distributions
Net investment income	(0.04)		(0.07)	(0.08)	(0.13)	(0.17)	(0.23)
Net realized gain	—		—	—	—	—	—
Total distributions	(0.04)		(0.07)	(0.08)	(0.13)	(0.17)	(0.23)
Redemption fee (b)	—		—	—	—	—	—
Net Asset Value, End of Period	$5.21		$5.23	$5.22	$5.22	$5.12	$5.19

Total Return	0.31	%(c)	1.56%	1.64%	4.58%	1.90%	5.73%

Ratios/Supplemental Data
Net assets, end of period (thousands)	$561,165		$571,695	$536,303	$426,481	$374,557	$309,006
Ratio of net investment income to average net assets	1.39%	(d)	1.35%	1.61%	2.53%	3.22%	4.38%
Ratio of expenses to average net assets	0.74%	(d)	0.73%	0.74%	0.76%	0.77%	0.80%
Portfolio turnover rate	11%		26%	32%	44%	31%	38%

(a)	Less than $0.01 per share.

(b)	The Short-Term Bond Fund does not charge a redemption fee.

(c)	Aggregate total return for the period.

(d)	Annualized.

44	Financial Highlights

Financial Highlights

Stock Index Fund

	Six Months Ended June 30, 2015, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$15.33		$13.74	$10.57		$9.32	$9.31	$8.24
Income from investment operations
Net investment income	0.11		0.22	0.18		0.18	0.14	0.12
Net realized and unrealized gain (loss) on investments	0.03		1.59	3.17		1.25	0.01	1.07
Total from investment operations	0.14		1.81	3.35		1.43	0.15	1.19
Distributions
Net investment income	—		(0.22)	(0.18)		(0.18)	(0.14)	(0.12)
Net realized gain	—		—	—		—	—	—
Total distributions	—		(0.22)	(0.18)		(0.18)	(0.14)	(0.12)
Redemption fee	—		—	—	(a,b)	—	— (a)	— (a)
Net Asset Value, End of Period	$15.47		$15.33	$13.74		$10.57	$9.32	$9.31

Total Return	0.91	%(c)	13.15%	31.72%		15.30%	1.65%	14.47%

Ratios/Supplemental Data
Net assets, end of period (thousands)	$115,982		$116,163	$103,260		$71,514	$61,844	$60,624
Ratio of net investment income to average net assets	1.38%	(d)	1.49%	1.55%		1.74%	1.52%	1.45%
Ratio of expenses to average net assets	0.57%	(d)	0.54%	0.56%		0.60%	0.61%	0.62%
Portfolio turnover rate	N/A		N/A	N/A		N/A	N/A	N/A

(a)	Less than $0.01 per share.

(b)	Effective May 1, 2013, the redemption fee was eliminated.

(c)	Aggregate total return for the period.

(d)	Annualized.

Financial Highlights	45

Financial Highlights

Value Fund

	Six Months Ended June 30, 2015, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$50.79		$45.46	$34.09		$30.71	$30.70	$27.52
Income from investment operations
Net investment income	0.44		0.78	0.76		0.71	0.50	0.38
Net realized and unrealized gain (loss) on investments	(0.55)		5.41	11.37		3.38	— (b)	3.18
Total from investment operations	(0.11)		6.19	12.13		4.09	0.50	3.56
Distributions
Net investment income	(0.44)		(0.78)	(0.76)		(0.71)	(0.49)	(0.38)
Net realized gain	0.00		(0.08)	—		—	—	—
Total distributions	(0.44)		(0.86)	(0.76)		(0.71)	(0.49)	(0.38)
Redemption fee	—		—	—	(a,b)	— (b)	— (b)	— (b)
Net Asset Value, End of Period	$50.24		$50.79	$45.46		$34.09	$30.71	$30.70

Total Return	(0.21	)%(c)	13.66%	35.74%		13.38%	1.60%	13.05%

Ratios/Supplemental Data
Net assets, end of period (thousands)	$928,368		$938,857	$816,471		$600,544	$540,772	$547,616
Ratio of net investment income to average net assets	1.71%	(d)	1.64%	1.86%		2.13%	1.59%	1.32%
Ratio of expenses to average net assets	0.60%	(d)	0.61%	0.64%		0.68%	0.70%	0.73%
Portfolio turnover rate	3%		2%	2%		2%	6%	4%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.

46	Financial Highlights

Financial Highlights

Growth Fund

	Six Months Ended June 30, 2015, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2014	2013		2012		2011	2010
Net Asset Value, Beginning of Period	$7.79		$7.92	$5.71		$5.17		$5.80	$5.02
Income from investment operations
Net investment loss	(0.01)		—	—		—	(b)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.47		0.66	2.48		0.91		(0.11)	0.79
Total from investment operations	0.46		0.66	2.48		0.91		(0.12)	0.78
Distributions
Net investment income	—		—	—		—	(b)	—	—
Net realized gain	(0.09)		(0.79)	(0.27)		(0.37)		(0.51)	—
Total distributions	(0.09)		(0.79)	(0.27)		(0.37)		(0.51)	—
Redemption fee	—		—	—	(a,b)	—	(b)	— (b)	—	(b)
Net Asset Value, End of Period	$8.16		$7.79	$7.92		$5.71		$5.17	$5.80

Total Return	5.93	%(d)	8.38%	43.40%		17.57%		(2.09)%	15.54%

Ratios/Supplemental Data
Net assets, end of period (thousands)	$107,306		$93,717	$75,027		$41,836		$32,434	$29,051
Ratio of net investment income (loss) to average net assets	0.34%	(e)	(0.32)% (c)	(0.32)%	(c)	0.00%	(c)	(0.19)% (c)	(0.17)%	(c)
Ratio of gross expenses before expense limitation to average net assets	0.93%	(e)	0.97%	1.04%		1.11%		1.14%	1.23%
Ratio of expenses to average net assets	0.93%	(e)	0.95% (c)	0.95%	(c)	0.95%	(c)	0.95% (c)	0.95%	(c)
Portfolio turnover rate	20%		49%	39%		51%		67%	67%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

(c)	Excludes expenses in excess of a 0.95% contractual expense limitation with RE Advisers, in effect through April 30, 2016.

(d)	Aggregate total return for the period.

(e)	Annualized.

Financial Highlights	47

Financial Highlights

Small-Company Stock Fund

	Six Months Ended June 30, 2015, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2014	2013		2012	2011	2010
Net Asset Value, Beginning of Period	$39.28		$36.86	$27.10		$22.89	$22.79	$17.04
Income from investment operations
Net investment income (loss)	0.06		0.14	0.12		0.22	0.03	0.03
Net realized and unrealized gain (loss) on investments	1.16		2.80	9.79		4.27	0.10	5.75
Total from investment operations	1.22		2.94	9.91		4.49	0.13	5.78
Distributions
Net investment income	—		(0.14)	(0.12)		(0.22)	(0.03)	(0.03)
Net realized gain	—		(0.38)	(0.03)		(0.06)	—	—
Total distributions	—		(0.52)	(0.15)		(0.28)	(0.03)	(0.03)
Redemption fee	—		—	—	(a,b)	— (b)	— (b)	— (b)
Net Asset Value, End of Period	$40.50		$39.28	$36.86		$27.10	$22.89	$22.79

Total Return	3.11	%(c)	7.97%	36.58%		19.63%	0.58%	33.94%

Ratios/Supplemental Data
Net assets, end of period (thousands)	$1,229,839		$1,059,800	$845,057		$390,373	$190,426	$114,159
Ratio of net investment income (loss) to average net assets	0.33%	(d)	0.38%	0.44%		1.05%	0.17%	0.20%
Ratio of expenses to average net assets	0.87%	(d)	0.89%	0.91%		1.00%	1.06%	1.17%
Portfolio turnover rate	5%		3%	1%		1%	2%	4%

(a)	Effective May 1, 2013, the redemption fee was eliminated.

(b)	Less than $0.01 per share.

(c)	Aggregate total return for the period.

(d)	Annualized.

48	Financial Highlights

Financial Highlights

International Value Fund

	Six Months Ended June 30, 2015, (Unaudited)		Year Ended December 31,
For a Share Outstanding Throughout Each Period			2014	2013		2012	2011		2010
Net Asset Value, Beginning of Period	$7.17		$8.13	$6.70		$5.96	$7.57		$7.27
Income from investment operations
Net investment income	0.09		0.24	0.14		0.16	0.16	(a)	0.14	(a)
Net realized and unrealized gain (loss) on investments	0.28		(0.96)	1.43		0.87	(1.40)		0.27
Total from investment operations	0.37		(0.72)	1.57		1.03	(1.24)		0.41
Distributions
Net investment income	—		(0.24)	(0.14)		(0.16)	(0.27	)(b)	(0.11)
Net realized gain	—		—	—		—	—		—
Return of Capital	—		—	—		(0.13)	(0.10	)(b)	—
Total distributions	—		(0.24)	(0.14)		(0.29)	(0.37)		(0.11)
Redemption fee	—		—	—	(c,d)	— (d)	—	(d)	—	(d)
Net Asset Value, End of Period	$7.54		$7.17	$8.13		$6.70	$5.96		$7.57

Total Return	5.16	%(e)	(8.90)%	23.44%		17.41%	(16.55)%		5.73%

Ratios/Supplemental Data
Net assets, end of period (thousands)	$220,579		$207,774	$215,048		$169,382	$144,421		$135,455
Ratio of net investment income to average net assets	2.59%	(f)	3.04%	1.95%		2.47%	2.44%	(a)	2.08%	(a)
Ratio of gross expenses before voluntary expense limitation to average net assets	0.97%	(f)	0.97%	0.96%		0.99%	1.00%		1.02%
Ratio of expenses to average net assets	0.97%	(f)	0.97%	0.96%		0.99%	0.99%	(a)	0.99%	(a)
Portfolio turnover rate	14%		24%	19%		23%	34%		44%

(a)	Excludes expenses in excess of a 0.99% contractual expense limitation with RE Advisers, in effect through April 30, 2016.

(b)	Revised to reflect distributions from return of capital per share which were previously reported as distributions from net investment income per share. Previously reported amounts were distributions from net investment income per share of 0.37. This revision did not impact net assets, total distributions or total return.

(c)	Effective May 1, 2013, the redemption fee was eliminated.

(d)	Less than $0.01 per share.

(e)	Aggregate total return for the period.

(f)	Annualized.

Financial Highlights	49

Account Transactions

Investing Directly with Homestead Funds

You pay no commissions when you buy, sell or exchange shares directly from Homestead Funds.

The following instructions apply to individual and joint non-retirement accounts and IRAs. If you are a participant in an employer-sponsored 401(k) or 457 deferred compensation plan, ask your plan administrator for transaction instructions. If you have a corporate, trust or custodial account, we may need additional information before we can process your transactions. Please call us for any special instructions.

Who May Buy Shares

Homestead Funds’ shares currently are offered for sale in all 50 states, as well as the District of Columbia and Puerto Rico, to U.S. residents. If you are a U.S. resident who opens an account while living in any of the aforementioned places, and then move to another place where shares of Homestead Funds are not offered for sale, subject to certain restrictions, you may continue to purchase shares for your account and open new Homestead Funds accounts so long as your funds are drawn from a U.S. bank.

Anti-money Laundering Program

The USA PATRIOT Act requires mutual funds, such as Homestead Funds, to establish compliance programs that are reasonably designed to prevent the mutual fund from being used for money laundering or the financing of terrorist activities. As part of Homestead Funds’ anti-money laundering program and in accordance with the USA PATRIOT Act, we will take steps to confirm your identity when we receive your account application. We may ask you to provide documents to establish your identity, such as your Social Security card or your driver’s license. You must provide us with your name, a physical address of residence in the United States (not a P.O. Box), a valid Social Security or Taxpayer Identification Number (“TIN”), and your date of birth.

When you open an account for an entity, we will ask you for the name of the entity, its principal place of business and TIN. We may ask you to provide information on persons with authority or control over the account, such as name, residential address, date of birth and Social Security Number. We also may ask you to provide documents such as a corporate resolution, trust instruments or partnership agreements and other information that will help us identify the entity.

As discussed above, foreign investors may not purchase Homestead Funds.

If we cannot verify your identity or if we determine that you are not a valid U.S. resident, your account may be restricted or closed using the current day’s share price. As discussed below under “ACCEPTABLE FORMS OF PAYMENT,” we cannot accept any forms of payment where the investor is not clearly identified.

How to Buy Shares

You may buy shares by mail or phone, through an automatic investment plan or a financial intermediary, as explained in the following sections.

You may send your investment in the form of a personal check or a business check (if investing in an account registered to that business entity) made payable directly to Homestead Funds or by Fedwire or ACH transfer. All funds must be drawn from an account held at a U.S. financial institution. If you authorize your bank to send us a Fedwire, money is immediately transferred from your bank account and will typically be deposited in your Fund account on that or the next business day. An ACH transfer usually takes two to three business days. See “Acceptable Forms of Payment” for more information on payment methods.

Initial Investment

For non-retirement accounts, there is a $500 minimum initial investment. For IRA accounts, there is a $200 minimum initial investment. Minimum investment amounts are waived for participants in the Automatic Investment Plan.

By Mail

Send a completed account application and a personal or business check (if investing in an account registered to that business entity) for the amount of your investment made payable to “Homestead Funds” to:

Homestead Funds

c/o BFDS

P.O. Box 219486

Kansas City, MO 64121-9486

By Phone

New investors must first complete an account application. On the day you expect to send your investment, call us at 800.258.3030 to confirm receipt of your account application and to get the information your bank will need in order to send a Fedwire or ACH transfer to your Fund account.

Through an Automatic Investment Plan

Complete an account application to authorize this service. Mail your completed account application to:

Homestead Funds

c/o BFDS

P.O. Box 219486

Kansas City, MO 64121-9486

See “Automatic Investment/Exchange/Redemption Plans” for more information on this service.

Subsequent Investment

No minimum investment amount.

50	Account Management and Services

Account Transactions (Continued)

By Mail

Send a personal or business check (if investing in an account registered to that business entity) payable to “Homestead Funds” to:

Homestead Funds

c/o BFDS

P.O. Box 219486

Kansas City, MO 64121-9486

Be sure to write your account number on the check and tell us which Funds you are investing in.

By Phone

Call us at 800.258.3030 to send money by Fedwire or ACH transfer. You need to have telephone transaction privileges and have current bank information on file with us to purchase shares by phone.

Online

Log on to your account at homesteadfunds.com. Online purchases are made by ACH transfer. You need to have telephone transaction privileges and have current bank information on file with us to purchase shares online. This service is not available for all account types.

How to Exchange Shares

An exchange is a redemption and subsequent purchase. For non-IRA investors, it is generally a taxable event.

By Mail

Send a letter to:

Homestead Funds

c/o BFDS

P.O. Box 219486

Kansas City, MO 64121-9486

Include the names of the Funds you’re exchanging from and to and the account numbers. Tell us the dollar amount, percentage of account or number of shares you wish to exchange. If you are exchanging shares between differently registered accounts, your signature may need to be guaranteed. See “Fund Pricing, Policies and Fees” for more information.

By Phone

Call us at 800.258.3030. You must have telephone exchange privileges. Telephone exchanges can be made only between identically-registered accounts.

Online

Log on to your account at homesteadfunds.com. To use this service, you must have telephone exchange privileges. Online exchanges can be made only between identically-registered accounts. This service is not available for all account types.

How to Sell Shares

You may sell shares by mail, phone, online or by check, or through a financial intermediary, as explained in the following section.

Redemption proceeds can be sent by check or deposited directly in your bank account. If you authorize us to send a Fedwire, money will typically be deposited in your bank account on the next business day. An ACH transfer usually takes two to three business days. We charge a nominal fee to send a Fedwire or to have redemption proceeds sent by overnight mail and no fee to send an ACH transfer. Each Fund reserves the right to delay payment of the redemption proceeds for up to seven calendar days if such Fund reasonably believes that a cash redemption would negatively affect the Fund’s operation or performance.

By Mail

Send a letter of instruction to:

Homestead Funds

c/o BFDS

P.O. Box 219486

Kansas City, MO 64121-9486

Include the name of the Fund you’re redeeming from and the account number. Tell us the dollar amount, percentage of your account or number of shares you wish to sell. For IRA accounts also indicate your date of birth and the portion of your redemption amount to be withheld for payment of federal income tax. If no amount is elected, we will automatically withhold 10% (excluding Roth IRA accounts). State income tax also may be withheld. See “FUND DETAILS—Additional Tax Information” for more details. If you are under age 59 1⁄2 and are redeeming from an IRA, please include a statement that you are aware the IRS may assess a penalty for premature distribution.

A signature guarantee is required if you are redeeming more than $50,000 from any one Fund in any one account. Accounts registered to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment Corporation, and cooperative benefit plan accounts registered to NRECA member systems are exempt from this requirement. There are other special cases in which a signature guarantee may be required. See “Fund Pricing, Policies and Fees.”

By Phone

Call us at 800.258.3030. You must have telephone redemption privileges. To have proceeds sent by Fedwire or ACH transfer, you must also have current bank information on file with us. For any one Fund in any one account, redemptions are limited to $50,000 or less per day. For IRA accounts, telephone redemptions are only accepted if the account owner is age 59  1⁄2 or older. Requests for premature distributions from IRA accounts must be made in writing.

Online

Log on to your account at homesteadfunds.com. To use this service, you must have telephone redemption privileges. To have proceeds sent by ACH transfer, you must also have current bank information on file with us. You may not make an online redemption from an IRA account. For any one Fund in any one

Account Management and Services	51

Account Transactions (Continued)

account, redemptions are limited to $50,000 or less per day. This service is not available for all account types.

By Check

Daily Income Fund shareholders, including IRA investors age 59  1⁄2 or older, may also write checks against their account. See “Checkwriting” for more information.

Acceptable Forms of Payment

Personal and Business Checks

Checks must be written in U.S. dollars, made payable directly to Homestead Funds and drawn on accounts held at U.S. financial institutions. Checks must have pre-printed name and address information. To protect the Funds from fraud, we do not accept third party checks, bank account starter checks or credit card convenience checks. As part of Homestead’s anti-money laundering program, we also do not accept certain other forms of payment where the investor is not clearly identified. These include cash or cash equivalents such as money orders, traveler’s checks and bearer bonds.

Fedwires and ACH Transfers

Money must be sent in U.S. dollars from accounts held at U.S. financial institutions. For ACH transfers and Fedwires, bank account information must be on file with us. Typically, shareholders provide this when they complete an account application.

Some banks use different wire instructions for Fedwires versus ACH transfers. If requesting a Fedwire, please check with your bank to ensure the bank instructions on file with Homestead Funds are correct.

Homestead Funds and its distributor, RE Investment Corporation, reserve the right to reject any purchase for any reason and to cancel any purchase due to nonpayment. If your purchase is canceled due to nonpayment or because your check does not clear (and, therefore, we are required to redeem your account), you will be responsible for any loss the Funds incur.

Determination of “Good Order” for Purchases

Determination of “Good Order”

To be considered in “good order” your transaction request must include all information required for processing. Please call 800.258.3030 to ensure you understand your transaction’s specific requirements.

Purchase Requirements

Purchases are not binding on Homestead Funds or its distributor and are not available for investment until they are received by the transfer agent.

How We Handle Incomplete Instructions

If your instructions to buy, sell or exchange shares are not complete, we will try to contact you. If we don’t receive further instructions within a reasonable period of time, we will send a letter of explanation and return any checks.

Clearing Period for Purchases

If you instruct us to redeem shares recently purchased by personal or business check or ACH Transfer, your redemption payment will be held until your purchase has cleared. This usually takes no more than 10 days from our receipt of the purchase. Your transaction will be priced on the day the transfer agent receives your redemption request in “good order.”

Investing Through a Financial Intermediary

You may be able to purchase and sell shares of Homestead Funds through a financial intermediary. Financial intermediaries include broker-dealers, banks, financial institutions and their financial professionals. Your ability to purchase, exchange, redeem and transfer shares will be affected by the policies of the financial intermediary through which you do business. Some policy differences may include:

•	minimum investment requirements

•	exchange policies

•	Fund choices

•	cutoff time for investments

•	trading restrictions

In addition, your financial intermediary may charge a commission for your investment or charge you a transaction fee for the purchase, sale or exchange of Fund shares. Those commissions or charges are retained by the financial intermediary and are not shared with Homestead Funds, RE Advisers or the Funds’ distributor, RE Investment Corporation. Copies of the Funds’ annual report, semi-annual report, prospectus, SAI and any proxy solicitation materials are available from your financial intermediary.

Contact your financial intermediary for a complete description of its fees, policies and procedures.

Homestead Funds and its distributor, RE Investment Corporation, have authorized certain financial intermediaries to accept orders on the Funds’ behalf. Homestead Funds has selling or service agreements with these financial intermediaries, requiring them to record the time investment orders are received and to comply with procedures relating to the transmission of orders. Orders must be received by the financial intermediary on a Fund’s behalf before the time the net asset value of that Fund is determined in order to receive that day’s share price. If those orders are transmitted to Homestead Funds and paid for in accordance with the agreement with the financial intermediary, they will be priced at the net asset value next determined after the orders are received in the form required by the financial intermediary.

52	Account Management and Services

Managing Your Account

Important Addresses and Phone Numbers

Send transaction instructions and account inquiries to:

Regular Mail

Homestead Funds

c/o BFDS

P.O. Box 219486

Kansas City, MO 64121-9486

Overnight Mail

Homestead Funds

c/o BFDS 330 W. 9th Street, 1st Floor

Kansas City, MO 64105-1514

Attention: Shareholder Services

Send requests for general Fund information and sales literature to:

Homestead Funds

4301 Wilson Boulevard, INV8-305

Arlington, VA 22203

Attention: Investments Division

To reach a Homestead Funds client service associate by phone, call:

800.258.3030

Our fax number is:

703.907.5606

Shareholders are responsible for confirming receipt. We do not accept all types of transaction requests, including those with a signature guarantee, sent by fax. Please call to confirm.

Homestead Funds’ website can be found at homesteadfunds.com.

24-hour, Automated Telephone Service

To hear a recording of the Funds’ most recent net asset values or to get account information, call 800.258.3030. Information is available 24 hours a day, seven days a week.

Days and Hours of Operation

You may buy, sell (redeem) or exchange shares on any business day, normally any day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays.

Client service associates are available on business days from 8:30 a.m. to 5:00 p.m., ET. If you’ve established telephone privileges, representatives can take your instructions to buy, sell or exchange shares over the phone. This service is not available for all account types. Please call to confirm. Transactions must be made before 4:00  p.m. ET to be priced at the Fund’s closing price on that business day.

Account Statements

Confirmation    We send a confirmation statement when you open an account, buy or sell shares, or perform account maintenance. Confirmations show the date of the transaction, number of shares involved and share price. Confirmations are not sent for transactions made as part of an automatic investment, exchange or redemption plan.

Account Statement    We send quarterly account statements. Your fourth-quarter statement lists activity for the entire year. Retain this document to assist you in preparing your tax return. In order to reduce the number of mailings we send, we combine all account activity related to the same primary Social Security Number onto one statement.

Statement Requests    If you misplace documents needed for tax preparation or other purposes, we can send copies. Please allow three weeks for delivery. Homestead Funds’ transfer agent may charge a fee to provide copies of account statements or research for years prior to 2004.

Fund Reports

Reports include a summary of the financial markets, an explanation of Fund strategy, performance, portfolio holdings and financial statements. The semi-annual report covers the six-month period ending June 30; the annual report covers the 12-month period ending December 31.

The Funds reduce the number of duplicate prospectuses and annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call Homestead Funds at 800.258.3030 if you need additional copies of financial reports or prospectuses or if you do not want the mailing of these documents to be combined with those for other accounts at the same address.

Electronic Document Delivery

Shareholders can choose to receive some communications, including Fund reports, the prospectus and quarterly account statements, electronically instead of receiving hardcopy mailings of these documents. Electronic document delivery helps keep Fund expenses down by reducing printing and postage costs, and it is faster than postal delivery. Sign up for electronic document delivery online at homesteadfunds.com.

Original and Legal Documents

Due to privacy concerns, BFDS, Homestead Funds’ transfer agent generally does not return original and legal documents to you. However, if you request that such documents be returned to you, a fee may apply.

Telephone/Online Transaction Privileges

If you elect telephone transaction privileges, we can take your instructions to buy, exchange or sell shares over the phone (call 800.258.3030) or online (at homesteadfunds.com). See “Account Transactions” for transaction instructions.

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Managing Your Account (Continued)

How to Authorize    Use the Account Application to authorize telephone and online transaction privileges. If you did not authorize these options when you established your account, you can add them later by completing an Account Services Form.

Daily Redemption Limit    Redemptions made by phone or online are limited to $50,000 or less per day from any one Fund in any one account. For redemptions of more than $50,000, a signature guarantee is required; therefore, you would need to send us your instructions by mail.

Busy Periods    We strive to answer calls promptly at all times. However, during periods of exceptionally high market volatility, you may have trouble reaching a client service associate by phone. If this occurs, please consider making transactions online, by fax or by sending your transaction instructions by overnight mail. See “Account Transactions” for more information.

Safeguards and Limits to Liability    Homestead Funds and BFDS, our transfer agent, have established procedures designed to protect you and the Funds from loss. We will take reasonable steps to confirm your identity before accepting your instructions, we will tape record your instructions and we will send a statement confirming your transaction. In light of these procedures, Homestead Funds will not be liable for following instructions we or our transfer agent reasonably believe to be genuine.

Automatic Investment/Exchange/Redemption Plans

To participate in any of these programs, complete an Automatic Transactions Sign-Up Form. Automatic purchases made by ACH transfer, exchanges and redemptions occur on or about the 20th day of each month. We cannot accommodate requests to process transactions on a different day.

Automatic Investment (By ACH Transfer)    You can invest automatically by having a set amount of money moved from your bank account to your Homestead Funds account. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank before establishing this service.

Automatic Investment (By Payroll Deduction)    You can invest automatically by having money deducted from your paycheck, Social Security or other federal government check and directed to your Homestead Funds account. You determine the amount to invest. Money is invested when received from the sender, which usually is one or two business days after your paycheck is issued but will vary according to the transfer method. Check with your employer to be sure that they are able to accommodate payroll deduction plans before you establish this service.

Automatic Exchange    You can exchange shares of your Homestead Funds accounts automatically. You may elect an exchange frequency of either monthly or quarterly. There is a $25 minimum for automatic exchanges.

Automatic Redemption    You can redeem shares of your Homestead Funds accounts automatically and have the proceeds transferred to your bank account. You determine the amount to transfer. Your bank must be located in the U.S. and must participate in the ACH network. Homestead Funds does not charge a fee for this service, but your bank might. Check with your bank or financial intermediary before establishing this service.

For IRAs    If making automatic investments to an IRA, be sure your investments do not exceed your total annual IRA contribution limit. In most cases, in order to make automatic withdrawals from an IRA, you must be age 59  1⁄2 or older. Please contact us if you have special circumstances.

Checkwriting

Eligibility    Daily Income Fund shareholders can write checks against their Fund account. If your Daily Income Fund account is a retirement account, you can write checks only if you meet the IRA age requirement for distributions (59 1/2 or older). You may sign up for this service when you open your account or add it to an existing account by completing an Account Services Form.

Minimum Amount    Checks must be written for $100 or more. No taxes will be withheld from check amounts.

Ordering Checks    If you elect checkwriting on your account application and fund your account by check or wire, you receive your first book of checks automatically. To request additional checks, call 800.258.3030. There is a nominal charge for checkbooks. This charge is automatically deducted from your Daily Income Fund account.

Check Processing and Stop Payments    Checks are processed by our transfer agent, BFDS. To stop payment on a check, call 800.258.3030.

Checks Written Against Newly Opened Accounts    If you opened your account with a personal, corporate or government check, there is a clearing period of typically no more than 10 days. If you attempt to write a redemption check before your investment check has cleared, your redemption check will be returned for insufficient funds.

Insufficient Funds    If you write a check for an amount that exceeds your Daily Income Fund account balance, your check will be returned for insufficient funds. We will not automatically transfer money from other Homestead Funds accounts to cover your check.

Types of Accounts

Account applications are available online at homesteadfunds.com or call us at 800.258.3030.

54	Account Management and Services

Managing Your Account (Continued)

Regular Accounts    You may establish any of the following non-retirement account types: individual, joint, custodial (for UGMA/UTMA accounts), trust, corporate, partnership or other entity.

Retirement Accounts    You may open a Traditional or Roth IRA in any Homestead Fund. To request an IRA application, call 800.258.3030 or go to homesteadfunds.com.

Coverdell Education Savings Accounts    You may open an Education Savings Account (previously called an Education IRA) in any Homestead Fund.

Employer-Sponsored Plans    Your employer may offer Homestead Funds as investment options available to participants in a 401(k) or 457 deferred compensation plans. If your employer’s plan does not offer Homestead Funds, ask your plan administrator to call us at 800.258.3030.

Uncashed Check Policy

If a check remains uncashed on your account for more than 90 days we will send you a letter. If your check remains uncashed for more than 180 days, Homestead Funds will stop payment on the check and reinvest any amounts from dividends, capital gains, or distribution proceeds which you have chosen to receive by check into the same Fund and account number it was distributed from at the NAV (net asset value) on the day of the reinvestment. No interest will accrue on amounts represented by uncashed checks. When reinvested, those amounts are subject to the risk of loss like any Fund investments. Exceptions: we will not automatically reinvest uncashed checks that are outstanding on closed accounts, IRA accounts, and education savings accounts (ESA). For exempted accounts, checks that remain uncashed will eventually be sent to your state as abandoned property based upon your state’s escheatment laws and timeframes.

If a shareholder has chosen to receive dividends and capital gains distributions in cash and the check remains uncashed for more than 180 days, your future dividends and capital gains distribution elections will be changed automatically to be reinvested in the Fund. In addition, your participation in an automatic withdrawal plan (AWP) will be terminated if a check resulting from the AWP remains uncashed for more than 180 days. Exceptions: we will not automatically change future dividends and capital gains distribution elections and stop AWP’s on accounts that may be subject to required minimum distributions (RMDs) such as Inherited IRA accounts for shareholders of all ages and Traditional IRA accounts for shareholders that are 70 1⁄2 or older.

Escheatment

Under certain circumstances specified by state law, Homestead Funds may be required to transfer your account assets to your state as abandoned property. This process is known as escheatment. If your assets are escheated you will need to contact your state treasurer’s office for information on how to claim your assets. The three circumstances that can trigger escheatment are listed below.

State Inactivity    Many states have “inactivity clauses” for financial account inactivity in which we are required to transfer your account assets to your state if you have not contacted us within a specified number of years. Generally, contact is defined as speaking with us directly, requesting a financial or non-financial transaction online or over the phone, or logging into your account online. Systematic transactions do not count as contact. IRA accounts for shareholders younger than age 70 1⁄2 are exempt from the state inactivity escheatment process. Please establish contact with Homestead Funds in one of the ways noted above at least once a year. Call 800.258.3030 or log into your account at homesteadfunds.com. Please be aware that in order to track contact by phone, we will need to obtain identifiable information from you when you call us to access your account. Individual states may have different requirements for contact. Check with your state of residence for specifics.

Returned Mail    If we receive any returned mail that we mailed to your address that we have on file, we will place a stop mail and stop purchase on your account and remove any systematic purchase agreements until you update your address with Homestead Funds. If a stop mail remains on your account for a specified amount of time based upon your state’s escheatment laws, we will be required to transfer your account assets to your state of residence.

Uncashed Checks    If the check remains uncashed on a closed account, IRA, or ESA account, the check amount will eventually be sent to your state as abandoned property based upon your state’s escheatment laws and timeframes.

UGMA/UTMA Age of Trust Termination Policy

When the minor of a UGMA/UTMA account has reached the age of majority for trust termination in the state of establishment (as listed in the account registration), financial transactions will not be permitted until the custodian has been removed from the account. The custodian may be removed by instructions received in good order from either the custodian or the former minor. You will be contacted in writing once we restrict financial transactions.

Account Management and Services	55

Fund Pricing, Policies and Fees

When Transactions Are Priced

Investments, exchanges and redemptions received in “good order” on business days before 4:00 p.m. ET are priced at the Fund’s net asset value as of the market’s close on that day. Transactions received at or after 4:00 p.m. ET will be priced at the Fund’s net asset value as of the market’s close on the next business day. Each Fund reserves the right to authorize certain financial intermediaries to accept orders to buy shares on its behalf. When financial intermediaries receive transaction instructions in “good order,” the order is considered as being placed with the Fund’s transfer agent, and shares will be bought at the next-determined net asset value per share, calculated after the order is received by the financial intermediary. We cannot accommodate requests to process transactions on a specified date.

How Fund Prices Are Determined

Each Fund’s net asset value per share is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund.

When Calculated

Each Fund’s net asset value per share is calculated as of the close of regular trading on the NYSE (typically 4:00 p.m. ET). Net asset values per share normally are calculated every day the NYSE is open for regular trading. The NYSE is closed on weekends and major holidays.

Valuation Methodology (Daily Income Fund)

The Daily Income Fund’s net asset value is expected to be a stable $1.00 per share, although this value is not guaranteed. For purposes of calculating the Fund’s net asset value per share, portfolio securities are valued on the basis of amortized cost, which does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.

Valuation Methodology (All Other Funds)

Funds other than the Daily Income Fund value their securities as follows.

Domestic equity securities and exchange traded funds for which market quotations are readily available are valued at the closing price as reported by an independent pricing service from the primary market in which such securities normally trade.

Foreign equity securities for which market quotations are readily available are valued at the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service may be utilized to value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated.

The valuations for fixed-income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are typically the prices provided by independent third party pricing services, which may use market prices, broker/dealer quotations or a variety of valuation techniques and methodologies, such as benchmark yields, monthly payment information and issuer spreads. In the event an independent third party pricing service is unable to provide a security price, RE Advisers values the fixed-income security, using a matrix, model or other available market information. Pricing methodologies include, but are not limited to: estimates of securities fair values by independent parties, book value or a multiple thereof, multiple of earnings, yield to maturity, ratings, analytical data relating to the security, and the nature and duration of restrictions on disposition of the security. RE Advisers also will consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to: the type of security, issuer’s financial statements, cost at purchase, information regarding recent transactions with respect to the security, the nature and duration of restrictions on disposition of the security, the existence of merger proposals affecting the security, the price of public trading in similar securities of the issuer or comparable companies, news events, analyst reports or government actions, corporate action, and the forces that influence the market in which the security is traded. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of RE Advisers, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by RE Advisers based on the Valuation Procedures approved by the Board of Directors of the Funds. Examples of additional considerations for a significant event include: nature and duration of the event and the forces influencing the operation of the financial markets; factors that preceded the event; whether the event is likely to reoccur; and whether the event affects the entire market, region or country. As fair valuation determinations involve a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Short-term fixed-income securities held in portfolios other than the Daily Income Fund and that mature in 60 days or less at time of purchase are valued at amortized cost, unless it is determined that using this method would not reflect the security’s fair value.

56	Account Management and Services

Fund Pricing, Policies and Fees (Continued)

Registered investment company shares (other than money market fund shares) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The money market funds that the Funds invest in value their shares using an amortized cost methodology, which seeks to maintain a share price of $1.00.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of RE Advisers, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s fair valuation, the security will be priced at fair value by RE Advisers as determined in good faith pursuant to procedures approved by the Funds’ Board of Directors. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security were readily available.

The net asset value of the Stock Index Fund is the net asset value of the Master Portfolio, minus the expenses of the Stock Index Fund. The prospectus for the Master Portfolio explains the circumstances under which it will use fair value pricing and the effects of using fair value pricing. The prospectus may be viewed on line using the EDGAR database on the SEC’s website at sec.gov.

Signature Authentication

This section describes Homestead Funds’ Medallion Stamp Signature Guarantee and notary policies. If investing through a financial intermediary, these terms do not apply. Please refer instead to the policies established by your financial intermediary.

For some transactions (financial and non-financial), we require proof that your signature authorizing a transaction is authentic. This verification can be provided by either a notary (for non-financial transactions) or a Medallion Stamp Signature Guarantee (for financial transactions). The Medallion Stamp Signature Guarantee can be obtained from any eligible guarantor, including banks, broker/dealers and credit unions. Please check with your guarantor to determine what documentation it requires to provide the Stamp. Documents must be signed by all account owners, and all signatures must be authenticated. Each account owner will need to sign in front of the representative issuing the authentication.

Homestead Funds may require a notary or a Medallion Stamp Signature Guarantee in circumstances other than those referenced below. Please contact us if you have a question as to whether your transaction requires a notary or Medallion Stamp Signature Guarantee.

Accounts registered to or transferred to NRECA or any of its subsidiaries or related parties, including RE Advisers and RE Investment Corporation, are exempt from this requirement.

Non-Financial Transactions

For some types of non-financial transactions, we require your signature to be notarized. Examples include:

• Changing your name.

•	Changing or adding to the bank account information we have on file. Exception: A Medallion Stamp Signature Guarantee is required if requesting a purchase/distribution from/to the bank account on the same day.

•	Changing or removing the custodian on an UGMA/UTMA account. The former minor may request the removal of the custodian once the former minor has reached the age of majority for trust termination.

•	Changing or removing the responsible individual on an Education Savings Account or minor IRA. The former minor may request the removal of the responsible individual once the former minor has reached the age of majority in the state of residency.

Financial Transactions

Medallion Stamp Signature Guarantees are required for some types of financial transactions, as noted below. We will not accept a guarantee from a notary in lieu of a Medallion Stamp because notaries do not compensate you or Homestead Funds in case of fraud.

Examples include when you:

•	Send written instructions to redeem amounts of more than $50,000 from any one Fund in any one account.

•	Instruct us to send redemption proceeds or Fund distributions to an address other than your address of record or to a bank account other than your bank account of record.

•	Instruct us to make a redemption check payable to someone other than the account owner of record.

•	Request a redemption with proceeds to be sent by check within 30 days of having made an address change.

•	Instruct us to change your address and in the same letter of instruction request a redemption with proceeds to be sent by check to the new address.

•	Instruct us to add or change bank account information and request a redemption to the new bank account information on the same day.

•	Instruct us to exchange shares between differently registered accounts, except for the following types of exchanges:

–	Distribution from an IRA account exchanged to another eligible account registered to the same Social Security Number.

–	Distribution from an IRA account exchanged to a joint account that includes the IRA owner within the registration.

–	Redemptions from regular individual or joint accounts exchanged to IRA accounts (Traditional or Roth) when the same Social Security Number is on file.

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Fund Pricing, Policies and Fees (Continued)

•	Instruct us to transfer fiduciary assets from Homestead Funds to another custodian if the amount to be transferred is more than $250,000. We do not require a signature guarantee if transferring assets to Homestead Funds; however, the releasing custodian may require one.

•	Change your account registration (for example, from a jointly registered account to an individually registered account).

•	Ask us to transfer non-retirement account assets directly to another institution or individual (for example, if you are giving a gift of shares).

Medallion Stamp Signature Guarantees: When Needed for Cooperative Benefit Plan Accounts Registered to NRECA Member Systems

A Medallion Stamp Signature Guarantee is required when you:

•	Instruct us to send redemption proceeds or Fund distributions to an address other than the address of record or to a bank account other than the bank account of record (unless sending to NRECA).

•	Request a redemption with proceeds to be sent by check within 30 days of having made an address change.

•	Request a transfer of assets over $250,000 to another institution.

Minimum Account Size

This section describes Homestead Funds’ minimum account requirements. If investing through a financial intermediary, these terms do not apply. Please refer instead to the policies established by your financial intermediary.

Due to the relatively high cost of maintaining small accounts, Homestead Funds reserves the right to close your account if the value of the account falls below $500 ($200 for IRA and ESA accounts) as the result of redemptions, or if you elect to participate in the automatic investment plan and stop making investments before the account reaches this minimum amount. Before closing your account, we will notify you in writing and give you 60 days to bring your account balance to at least the minimum required amount.

Market Timing Policies and Procedures

Frequent trading of Fund shares increases the Funds’ administrative expenses. It also may interfere with efficient Fund management and increase the costs associated with trading securities held in the Funds’ portfolios. Under certain circumstances, frequent trading also may dilute the returns earned by the Funds’ other shareholders.

Homestead Funds discourages short-term trading, and the Funds’ Board of Directors has adopted policies and procedures intended to deter frequent trading of shares. These policies and procedures are designed to protect shareholders by limiting frequent short-term trading of Fund shares. Pursuant to the procedures, Homestead Funds monitors trading activity in the Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund. If a shareholder makes three changes of direction within 30 days in one of these Funds, Homestead Funds reserves the right to block purchases in the identified Fund/account for 60 days. A change of direction is characterized as a “purchase followed by a sell” or a “sell followed by a purchase.” Notification of a violation will be provided to the shareholder (however, shareholder notification is not required to block purchases in the account). If Homestead Funds determines that excessive trading is occurring outside of the parameters, it reserves the right to treat the transactions as a violation and apply the Fund/account purchase block as outlined above.

This policy does not apply to transactions into and out of the Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund. However, for the purposes of determining changes in direction in equity funds, exchanges to and from the Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund do count.

Also, this policy does not apply to transactions that are a result of:

•	Reinvestment of Fund distributions (dividends and capital gains).

•	Automated investment, exchange or withdrawal plans.

•	Corrections.

•	Death or disability.

•	Required minimum distributions.

•	Automatic rebalances.

•	Termination distributions, involuntary distributions, loans and excess contributions from defined contribution plans.

•	Divorce or Qualified Domestic Relations Orders (“QDROs”) and related plan fees.

Fund-of-funds, WRAP accounts and similarly managed, adviser controlled programs generally are excluded from this policy. However, the Funds will monitor aggregate trading activity in these account types to identify potential activity that may involve market timing and reserve the right to revoke any exemption at any time.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans and trust companies, will be asked to enforce the Funds’ policies to discourage short-term trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds’ policies on an automated basis. In those instances, the Funds will monitor trading activity of the intermediary to detect potential patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the

58	Account Management and Services

Fund Pricing, Policies and Fees (Continued)

Funds’ policies. The Funds may defer to an intermediary’s policies if Fund management determines that the intermediary’s policies meet the same objectives as the Funds’ policies.

These measures should effectively deter excessive short-term trading; however, the Funds cannot completely prevent market-timing activity. There is no guarantee that shareholders will not attempt to use the Funds as market-timing vehicles.

The Funds reserve the right to modify these policies and procedures at any time without advance notice to shareholders. In addition, the Funds reserve the right to reject any investment or exchange request at any time for any reason.

IRA and Education Savings Account Annual Maintenance Fee

The custodian of your Homestead Funds’ IRA and Education Savings Accounts (“ESAs”) charges a nominal account maintenance fee. The charge automatically is deducted from your account in the fourth quarter of each year or, if you close your account, at the time of redemption. If you choose to pay your annual maintenance fee with a check and we receive it after the date fees are automatically deducted, we will apply it to the following year.

A fee is collected for each IRA or ESA account, as distinguished by account type (Traditional IRA, Roth IRA or ESA) and Social Security Number. For example, if you have both a Traditional IRA and a Roth IRA account, each would be charged a fee; but only one fee would be collected for each account, regardless of the number of Funds held in each account.

Account Management and Services	59

Homestead Privacy Policy

Revised March 2014

FACTS	What Does Homestead Funds Do With Your Personal Information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number

•income

•account balances

•transaction history

•investment experience

•risk tolerance

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Homestead Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Homestead Funds share?	Can you limit this sharing?
For our everyday business purposes—such as to process your transactions, maintain your account(s), respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	No
For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes—information about your creditworthiness	No	No
For our affiliates to market to you—such as to make you aware of products you may be interested in.	Yes	Yes
For nonaffiliates to market to you	No	No

To limit our sharing

Call 800.258.3030—our menu will prompt you through your choice(s). Representatives are available on weekdays from 8:30 a.m. to 5:00 p.m. ET.

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at anytime to limit our sharing.

Questions?

Call 800.258.3030 or go to homesteadfunds.com.

60	Policy Policy

Homestead Privacy Policy  |  Revised March 2014 (Continued)

Who we are

Who is providing this notice?	Homestead Funds, Inc.

What we do
How does Homestead Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.
These measures include computer safeguards and secured
files and buildings, as well as confidentiality agreements with companies we hire to help us provide services to you.
How does Homestead Funds collect my personal information?

We collect your personal information, for example, when you

•open an account

•buy securities from us

•give us your income information

•provide account information

•give us your contact information

We do not collect personal information from others.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes –
information about your creditworthiness

•affiliates from using information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional
rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.

Definitions
Affiliates

Companies related by common ownership or control. They can
be financial and nonfinancial companies.

Our affiliates include financial companies and nonfinancial
companies, such as:

•RE Advisers Corporation

•RE Investment Corporation

•National Rural Electric Cooperative Association

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. The nonaffiliates we share with can include the Funds’ custodian and transfer agent.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Homestead Funds, Inc. doesn’t jointly market.

Privacy Policy	61

For More Information

The Statement of Additional Information (“SAI”) provides more detailed information about the Funds, and is incorporated by reference into this prospectus.

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

The SAI and the Funds’ annual and semi-annual reports are available, without charge, upon request. To request these documents, to ask general questions about the Funds or to make shareholder inquiries, call 800.258.3030. The Funds’ SAI and annual and semi-annual reports also are available online at homesteadfunds.com. The Funds’ SAI and annual and semi-annual reports may also be available from financial intermediaries through which shares of the Funds may be purchased or sold.

You can review and copy information about the Funds (including this prospectus, the SAI and the annual and semi-annual reports) at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the Commission at 202.551.8090 or 800.SEC.0330. Reports and other information about the Funds also are available in the EDGAR Database on the SEC’s website at sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You also can obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Electronic Document Delivery

Shareholders can choose to receive some communications, including the annual and semi-annual reports, the prospectus and quarterly account statements, electronically instead of receiving hardcopy mailings of these documents. Electronic document delivery helps keep Fund expenses down by reducing printing and postage costs and it is faster than postal delivery. Sign up for electronic document delivery online at homesteadfunds.com.

For purposes of any electronic version of this prospectus, all references to websites, or universal resource locators (“URLs”), are intended to be inactive and are not meant to incorporate the contents of any website into this prospectus.

homesteadfunds.com  |  800.258.3030  |  4301 Wilson Boulevard  |  Arlington, VA  |  22203

Investment Company Act File No. 811-06136

00141491

HOMESTEAD FUNDS, INC.

4301 Wilson Boulevard Arlington, VA 22203

Daily Income Fund (HDIXX)

Short-Term Government Securities Fund (HOSGX)

Short-Term Bond Fund (HOSBX)

Stock Index Fund (HSTIX)

Value Fund (HOVLX)

Growth Fund (HNASX)

Small-Company Stock Fund (HSCSX)

International Value Fund (HISIX)

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2015, as amended September 15, 2015

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for Homestead Funds, Inc. (“Homestead Funds”) dated May 1, 2015, as amended September 15, 2015, which may be obtained by contacting Homestead Funds at 800.258.3030 or downloaded from the website at homesteadfunds.com. The audited financial statements included in Homestead Funds’ most recent annual report and unaudited financial statements included in Homestead Funds’ most recent semi-annual report are incorporated by reference into this SAI and may be obtained by calling the toll free number above or visiting the website.

GENERAL INFORMATION AND HISTORY

Homestead Funds is a Maryland corporation organized on June 29, 1990, and registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act” or “Investment Company Act”) as an open-end management investment company, commonly known as a “mutual fund.”

Homestead Funds currently consists of eight portfolios, the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Stock Index Fund, the Value Fund, the Growth Fund, the Small-Company Stock Fund and the International Value Fund, each of which represents a separate series of capital stock in Homestead Funds having different investment objectives, strategies, policies and restrictions. All of the portfolios except the Growth Fund are diversified for purposes of the 1940 Act. Throughout this SAI, the portfolios are referred to individually as a “Fund” and collectively as the “Funds.” The Stock Index Fund also is referred to as the “Index Fund.”

All of the Funds, except the Stock Index Fund, are advised and managed by RE Advisers Corporation (“RE Advisers”), which is responsible for the Funds’ day-to-day operations and the investment of each Fund’s assets. RE Advisers is an indirect, wholly-owned subsidiary of the National Rural Electric Cooperative Association (“NRECA”), a not-for-profit membership organization whose members provide electric light and power and other services to approximately 42 million people in 47 states.

The Stock Index Fund is a “feeder fund” that invests all of its investable assets in the S&P 500 Index Master Portfolio (the “Master Portfolio”), a separate series of an unaffiliated mutual fund called the Master Investment Portfolio (“MIP”). The Master Portfolio is managed by BlackRock Fund Advisors (“BFA”). BFA is a wholly-owned subsidiary of BlackRock, Inc.

Under the supervision and oversight of RE Advisers and the Homestead Funds’ Board of Directors, the Growth Fund is subadvised by T. Rowe Price Associates, Inc. (“T. Rowe Price”) and the International Value Fund is subadvised by SSGA Funds Management, Inc. (“SSGA FM”). On June 17, 2015, based on a recommendation from RE Advisers, the adviser to the International Value Fund, the Homestead Funds Board of Directors voted to terminate the contract of the prior subadviser to the International Value Fund. Effective September 15, 2015, SSGA FM became subadviser to the Fund and will remain the subadviser to the Fund until a permanent subadviser is selected and can be approved by a shareholder vote.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The investment restrictions described below have been adopted as fundamental investment policies of each Fund, with certain exceptions noted below. Such fundamental investment policies may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund. As used in the prospectus and in this SAI, the term “majority of the outstanding voting securities” means the lesser of (1) 67% of the shares of a Fund present at a meeting where the holders of more than 50% of the outstanding shares of a Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund. Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.

Each Fund, except the International Value Fund, may not:

(1) Concentrate its investments in any particular industry (excluding U.S. Government or any of its agencies or instrumentalities), but if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of its total assets may be invested in any one industry. The Index Fund reserves the right to concentrate its investments in any industry in which the index that it tracks becomes concentrated to approximately the same degree during the same period.

The Master Investment Portfolio may hold less than 25% of its total assets in securities (does not include securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities and securities of other investment companies) of a particular industry.

The International Value Fund may not:

(2) Purchase securities (other than securities of the U.S. Government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the Fund’s total assets would be invested in any one industry; provided that this limitation does not apply to the extent that the Fund could be deemed to be invested in one industry by investing all of its assets in one investment company.

Each Fund may not:

(3) Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

(4) Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

(5) Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in selling portfolio securities and provided further, that the purchase by a Fund of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Fund shall not constitute an underwriting for purposes of this paragraph.

(6) Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

(7) Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

Each Fund, except the Growth Fund, pursuant to Section 5(b)(1) of the 1940 Act, may not:

(8) With respect to 75% of the Fund’s total assets, invest more than 5% of its total assets in the securities of any one issuer (excluding cash, cash items or securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or authorities and the securities of other investment companies) or own more than 10% of the voting securities of any issuer.

The Master Investment Portfolio may not:

(9) Purchase securities on margin (except for short-term credit necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

All percentage limitations on investments will apply only at the time of making an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment, unless otherwise indicated.

Non-Fundamental Investment Restriction

The following restriction applies to each Fund and is deemed to be non-fundamental, meaning it can be changed by a vote of the Board of Directors without shareholder approval.

Each Fund, except the Stock Index Fund, may not:

(1) Invest in (a) securities which are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Board of Directors of the Fund (or the person designated by the Board of Directors of the Fund to make such determinations) to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 15% of the Fund’s net assets (taken at current value) (5% of the net assets of the Daily Income Fund) would be invested in securities described in (a), (b) and (c) above.

The Stock Index Fund:

(1) may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that the Master Portfolio, if it has knowledge that its beneficial interests are purchased by another investment company investor pursuant to Section 12(d)(1)(G) of the 1940 Act, will not acquire any securities of registered open-end management investment companies or registered unit investment trusts in reliance on Section 12 (d)(1)(F) or 12(d)(1)(G) of the 1940 Act. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees that would be in addition to those charged by the Master Portfolio.

(2) may not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

(3) may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio’s total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily.

(4) may not purchase interests, leases or limited partnership interests in oil, gas or other mineral exploration or development programs.

(5) will provide interestholders with at least 60 days’ notice of any change to the Master Portfolio’s non-fundamental policy to invest at least 90% of the value of the Master Portfolio’s net assets, plus the amount of any borrowing for investment purposes, in securities comprising the index that the Master Portfolio tracks. The notice will be provided in plain English in a separate written document, and will contain the following prominent statement or similar statement in bold-face type: “Important Notice Regarding Change in Investment Policy.” This statement will appear on both the notice and the envelope in which it is delivered, unless it is delivered separately from other communications to investors, in which case the statement will appear either on the notice or the envelope in which the notice is delivered.

Shareholders of the following Funds will receive at least 60 days’ prior notice of a change in the following policies:

•	Short-Term Government Securities Fund normally invests at least 80% of its net assets in U.S. Government securities.

•	Short-Term Bond Fund normally invests at least 80% of its net assets in bonds.

•	Small-Company Stock Fund normally invests at least 80% of its net assets in the stock of companies whose market capitalization, at the time of purchase, is similar to the market capitalization of companies represented in the Russell 2000 Index.

DESCRIPTION OF CERTAIN INVESTMENTS AND STRATEGIES

The following is a description of certain types of investments that may be made by one or more Funds (unless otherwise noted), as well as certain investment strategies that the Funds may use.

Money Market Instruments

Money market instruments are high-quality, short-term debt obligations, which include: (i) bank obligations, including certificates of deposit, time deposits and bankers’ acceptances; (ii) funding agreements; (iii) repurchase agreements; (iv) obligations of the United States, foreign countries and supranational entities, and each of their subdivisions, agencies and instrumentalities; and (v) certain corporate debt securities, such as commercial paper, short-term corporate obligations and extendible commercial notes; (vi) participation interests; and (vii) municipal securities. Each of these investments is discussed in further detail below. Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government obligations) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer or guarantees of that issuer support such instruments.

As stated in the prospectus, the Daily Income Fund will invest in a diversified portfolio of U.S. dollar-denominated money market instruments, which are considered “Eligible Securities” for purposes of Rule 2a-7 under the 1940 Act and present minimal credit risks. Generally, an Eligible Security is a security that is denominated in U.S. Dollars and has a remaining maturity of 397 days or less. The security must be rated, or issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations (“NRSROs”), as that term is defined by Rule 2a-7. If the security is rated by only one NRSRO, the security must be rated in one of the two highest rating categories of that NRSRO. In addition, an Unrated Security, as defined in Rule 2a-7, may be an Eligible Security if RE Advisers determines that it is of comparable quality to a Rated Security*.

Eligible Securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the Requisite NRSROs in the highest short-term rating category for debt obligations or is an Unrated Security deemed to be of comparable quality to a Rated Security by RE Advisers. U.S. Government securities are also considered to be first tier securities. A security that has received the second highest rating by the Requisite NRSROs, or is an Unrated Security of comparable quality, is a second tier security. Under Rule 2a-7, the Daily Income Fund may not invest more than 5% of its assets in first tier securities of any one issuer other than the U.S. Government, its agencies and instrumentalities, or repurchase agreements collateralized by U.S. Government securities subject to look-through treatment. The Fund may not invest in a second tier security (i) if the security has a remaining maturity of greater than 45 calendar days, and (ii) if, immediately after the acquisition thereof, the Daily Income Fund would have invested more than (A) 1/2 of one percent of its assets in the second tier securities of any one issuer and (B) 3% of its total assets in second tier securities.

The Daily Income Fund is also subject under Rule 2a-7 to maturity limits. The maximum dollar-weighted average maturity of the Fund’s investments is limited to 60 days or less and the dollar-weighted average life of the Fund’s investments is limited to 120 days or less. The Fund is subject to minimum daily and weekly liquidity requirements. The Fund must hold at least 10% of its total assets in daily liquid assets, determined at the time of acquisition of a security. Daily liquid assets are defined as cash, direct obligations of the U.S. Government, or securities that will mature or are subject to a demand feature that is exercisable and payable, within one business day. The Fund must also hold at least 30% of its total assets in weekly liquid assets, which are defined as cash; direct obligations of the U.S. Government; Government Securities that are issued by a person controlled or supervised by and acting as an instrumentality of the Government of the United States pursuant to authority granted by the Congress of the United States that (1) are issued at a discount to the principal amount to be repaid at maturity and (2) have a remaining maturity date of 60 days or less; or securities that will mature or are subject to a demand feature that is exercisable and payable within five business days.

*	The Board of Directors has delegated authority to determine whether an Unrated Security is of comparable quality to a Rated Security, and therefore, whether it may be an Eligible Security, to RE Advisers.

On July 23, 2014, the U.S. Securities and Exchange Commission (“SEC”) voted to approve amendments to Rule 2a-7, which governs money market funds. These changes are scheduled to take effect over a two-year period, with final implementation required by late 2016. The Daily Income Fund will be impacted by these and possibly other regulatory events as the SEC and other federal agencies continue to evaluate the rules governing money market funds, including Rule 2a-7. It is possible that changes to Rule 2a-7 could significantly impact the money market fund industry generally and, therefore, could affect the operations of the Daily Income Fund.

The Funds, other than the Daily Income Fund, may invest in high-quality money market instruments of the same type as the Daily Income Fund in order to enable them to (1) take advantage of buying opportunities, (2) meet redemption requests or ongoing expenses, or (3) take defensive action as necessary, or for other temporary purposes.

Bank and Savings and Loan Obligations

The Funds may invest in bank and savings and loans obligations. These include bankers’ acceptances and certificates of deposit. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Most bankers’ acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Certificates of deposits include fixed time deposits, which are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligations. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (5% in the case of the Daily Income Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.

The Funds, other than the International Value Fund, will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars and is a member of the Federal Deposit Insurance Corporation (“FDIC”), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements.

Commercial Paper and Other Short-Term Corporate Debt Instruments

Commercial paper is short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance generally not exceeding 270 days. Also included are non-convertible corporate debt securities (e.g., bonds and debentures). Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities. See also “Restricted Securities,” below.

The Daily Income Fund may only purchase corporate debt securities having no more than 397 days remaining to maturity at the trade date and that meet other restrictions. The other Funds may purchase corporate debt securities having greater maturities.

Repurchase Agreements

The Funds may invest in repurchase agreements. A repurchase agreement is an instrument under which the investor (such as the Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return, insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations. The underlying securities will consist only of high grade money market instruments.

With respect to the Daily Income Fund, the underlying security must be either a cash item or a U.S. Government security (as defined in Section 2(a)(16) of the 1940 Act). With respect to the Short-Term Government Securities Fund, the underlying security must be a U.S. Government security or a security issued by an agency or instrumentality of the U.S. Government and guaranteed by the U.S. Government. Repurchase agreements are, in effect, collateralized by such underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark to market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price. Repurchase agreements usually are for short periods, often under one week, and will not be entered into by a Fund for a duration of more than seven days if, as a result, more than 15% of the net value of that Fund (5% of the net assets of the Daily Income Fund) would be invested in such agreements or other securities which are not readily marketable.

The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate. As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fail financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default. The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by RE Advisers, T. Rowe Price, SSGA FM, or BFA, as applicable, and only when the economic benefit to the Funds is believed to justify the attendant risks. The Funds have adopted standards by which the adviser will evaluate the counterparty. The Board of Directors believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement.

Each of the Funds, except for the Growth Fund, may enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. The Growth Fund may enter into repurchase agreements only with member banks of the Federal Reserve System or well-established securities dealers.

Reverse Repurchase Agreements

Each Fund, except for the Daily Income Fund, may enter into reverse repurchase agreements only to the extent permissible under the 1940 Act and as within the parameters of each Fund’s investment objectives, strategies, policies and restrictions. Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Under the 1940 Act, reverse repurchase agreements are considered a form of borrowing. See “Borrowings” below, for additional information.

The Master Portfolio also may enter into reverse repurchase agreements. Generally, the effect of such transactions is that the Master Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Master Portfolio is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Master Portfolio has an opportunity to earn a greater rate of interest on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Master Portfolio intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Master Portfolio. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Master Portfolio’s assets. The custodian bank will maintain a separate account for the Master Portfolio with securities having a value equal to or greater than such commitments.

Adjustable, Variable And Floating Rate Securities

The Daily Income Fund, Short-Term Government Securities Fund and Short-Term Bond Fund may invest in adjustable, variable and floating rate securities.

Adjustable Rate Securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable Rate Instruments. Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. With respect to the Daily Income Fund, a variable rate instrument whose principal amount must be unconditionally paid in 397 calendar days or less is deemed to have a maturity equal to the earlier of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 13 months or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days’ notice.

Floating Rate Instruments. Floating rate instruments (generally corporate notes, bank notes, asset-backed securities and mortgage-backed securities have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The interest rate is adjusted, periodically (e.g., daily, monthly, quarterly, semi-annually), usually by a set formula based on the prevailing interest rate in the marketplace, though any upward rate adjustments do not guarantee that an investment’s market value will not decline. The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate (e.g., LIBOR), the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

Debt Securities

The Funds may invest in debt securities, subject to their investment strategies and the restrictions below.

As noted in the prospectus, the Short-Term Government Securities Fund invests at least 80% of its net assets in fixed-income securities, including U.S. Government bills, notes and bonds and securities issued by agencies and instrumentalities of the U.S. Government that are guaranteed by the U.S. Government.

The Short-Term Bond Fund ordinarily will invest at least 80% of its net assets in high-quality, short-term debt securities, including commercial paper, corporate bonds, U.S. Treasury securities, securities issued by U.S. Government entities and instrumentalities, municipal bonds, U.S. dollar-denominated debt securities of foreign issuers and asset-backed and mortgage-backed securities.

U.S. Government Obligations. The Funds may invest in U.S. Government obligations. These consist of various types of marketable securities issued by the U.S. Treasury (i.e., bills, notes and bonds). Such securities are direct obligations of the U.S. Government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to 12 months and are issued on a discount basis.

U.S. Government Agency Securities. The Funds may invest in U.S. Government Agency securities. These consist of debt securities issued by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration (“FHA”), Government National Mortgage Association (“Ginnie Mae”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Farm Credit Banks, the Federal National Mortgage Association (“Fannie Mae”), the Overseas Private Investment Corp. and the U.S. Postal Service. These securities are (i) backed by the full faith and credit of the U.S. Government (e.g., U.S. Treasury bills); (ii) guaranteed by the
United States Treasury (e.g., Government National Mortgage Association mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., Federal National Mortgage Association Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., each of the Federal Home Loan Banks).

Municipal Securities. The Funds may invest in municipal securities. Municipal securities are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds are subject to interest rate, credit and market risk. The ability of a municipal security issuer to make payments on that security could be affected by litigation, legislation or other political events or the bankruptcy of the issuer. Lower-rated municipal bonds are subject to greater credit and market risk than higher rated municipal bonds. Municipal securities include municipal lease obligations and securities issued by entities whose underlying assets are municipal bonds. There is no guarantee that income from municipal securities will be exempt from federal and state taxes. Changes in federal or state tax treatment of municipal securities may make municipal securities less attractive as investments or cause them to lose value.

Unrated, Downgraded and Below Investment Grade Investments. The Master Portfolio may purchase an instrument that is not rated if, in the opinion of BFA, such obligation is of an investment quality that is comparable to other rated investments that are permitted to be purchased by the Master Portfolio. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. Neither event will require a sale of such security by the Master Portfolio provided that the amount of such securities held by the Master Portfolio does not exceed 5% of the Master Portfolio’s net assets. To the extent the ratings given by Moody’s Investors Services (“Moody’s”) or Standard & Poor’s Corporation (“S&P”) may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody’s, S&P and Fitch, Inc. (“Fitch”) are more fully described in Appendix A. The Master Portfolio is not required to sell downgraded securities, and the Master Portfolio could hold up to 5% of its net assets in debt securities rated below “Baa” by Moody’s or below “BBB” by S&P or, if unrated, low quality (below investment grade) securities. Although they may offer higher yields than do higher rated securities, low rated and unrated low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Master Portfolio’s ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Master Portfolio’s interests. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of the Master Portfolio to achieve its investment objective may, to the extent it holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Master Portfolio held exclusively higher rated or higher quality securities. Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Master Portfolio may incur additional expenses to seek recovery.

The Short-Term Government Securities Fund and the Short-Term Bond Fund may invest in unrated, downgraded and below investment grade instruments only within the parameters of each Fund’s investment objectives, strategies, policies and restrictions. The Daily Income Fund may invest in unrated debt instruments only, if RE Advisers deems the security to be an “Eligible Security” under Rule 2a-7. The Daily Income Fund may invest no more than 3% percent of its assets in second tier securities, as that term is defined under Rule 2a-7 (and no more than  1⁄2 of 1% if the Fund’s total assets would be invested in the second tier securities of any single issuer). See “Money Market Instruments,” above.

Maturity of Debt Securities. The maturity of debt securities may be considered long (10 or more years), intermediate (3 to 10 years), or short-term (1 to 3 years). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.

Mortgage-Backed and Asset-Backed Debt Securities

The Short-Term Government Securities Fund and the Short-Term Bond Fund may invest in mortgage-backed and asset-backed securities.

Mortgage Pass-Through Securities. Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid, refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by the Ginnie Mae) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

From time to time, the residential mortgage market in the United States has experienced difficulties that may adversely affect the performance and market value of certain of a Fund’s mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) may occur, and a decline in or flattening of housing values may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Residential mortgage loan originators could experience serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements could cause limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the FHA, or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHMLC into conservatorship. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. A liquidity backstop and other measures taken by the U.S. Treasury are intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage pass-through security meets the Short-Term Bond Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

The Short-Term Bond Fund may buy mortgage pass-through securities without insurance or guarantees if RE Advisers determines that the securities otherwise meet the Fund’s quality standards.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) are debt securities collateralized by underlying whole mortgage loans or, more typically, by pools of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac, or Fannie Mae and their income streams. CMOs are generally structured into multiple classes or tranches, each of which may have different cash flow characteristics depending on underlying prepayment assumptions. The actual maturity and average life of a CMO will depend upon the prepayment experience of the collateral.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities. Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations (such as Certificates for Automobile Receivables or “CARs”) and credit card receivables (such as Credit Card Receivable Securities or “CARDS”). Such securities generally are issued as senior/subordinated sequential pay deals in the case of autos and generally as soft bullets in the case of credit cards. However, such securities may also be issued on a pay-through basis (like CMOs) and, in such case, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such asset and issuing such pay-through security. Credit enhancement generally takes the form of either an insurance wrap by entities such as MBIA Inc. or Assured Guaranty Ltd. or by the use of subordinated securities, which provide credit loss protection to the senior classes in the deal. These securities may be subject to prepayment risk.

Convertible Securities And Warrants

Convertible Securities. Convertible securities are bonds, debentures, notes or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Each Fund, except for the Daily Income Fund and the Master Portfolio, may from time to time purchase convertible securities.

Warrants. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

The Daily Income Fund and Short-Term Government Securities Fund will not invest in warrants. Each of the Short-Term Bond Fund, Stock Index Fund, Value Fund, Small-Company Stock Fund and International Value Fund will limit investment in warrants to no more than 5% of its net assets, valued at the lower of cost or market value, and will further limit investments in unlisted warrants to no more than 2% of net assets. The Growth Fund will limit investments in warrants to no more than 10% of its total assets.

Equity Securities

The Value Fund, Growth Fund, Small-Company Stock Fund, International Value Fund and the Master Portfolio primarily invest in equity securities. Equity securities generally have greater price volatility than fixed income securities, such as the money market instruments and other debt securities discussed above. The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries, sectors or geographic regions represented in those markets, or individual issuers. The types of developments that may affect an issuer of an equity security include management performance, financial leverage and reduced demand for the issuer’s goods or services. Common and preferred stock represent equity or ownership interests in an issuer. Preferred stock, however, pays dividends at a specified rate and has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Equity securities of mid-size and smaller companies may be more or less volatile and subject to greater short-term risk than equity securities of larger companies. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than securities of larger companies. In addition, smaller companies may have less publicly available information.

The Short-Term Bond Fund may invest in equity securities to the extent permitted by its investment objectives and strategies. The Daily Income Fund and Short-Term Government Securities Fund will not invest in equity securities.

Illiquid Securities

Each Fund may not invest more than 15% of its net assets (5% of the net assets of the Daily Income Fund) in illiquid securities. Illiquid securities cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may be costly to a Fund.

The Board of Directors has delegated the function of making day-to-day determination of liquidity to RE Advisers pursuant to its adopted Liquidity Procedures. RE Advisers is responsible for making liquidity determinations with respect to each security purchased for a Fund and will monitor holdings to ensure that it complies with the Liquidity Procedures and each Fund’s investment policies. RE Advisers will periodically review each Fund’s securities holdings to determine the liquidity of the issues held. If a liquid security (or some portion thereof) held by a Fund becomes illiquid, RE Advisers shall treat the security (or the portion deemed to be illiquid) as an illiquid security and determine whether or not to hold the security (or the portion deemed to be illiquid) taking into account all relevant factors, including the amount of illiquid securities then held by the Fund. At each regularly scheduled Board meeting, RE Advisers reports (1) the percentage of illiquid securities held by each Fund, and (2) whether any restricted security previously deemed liquid by RE Advisers has become an illiquid security in whole or in part.

The Master Portfolio may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-and variable- rate demand obligations as to which a fund cannot exercise a demand feature on not more than seven days’ notice as to which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.

Restricted Securities

The Funds may, from time to time, invest in restricted securities. Restricted securities are securities subject to contractual or legal restrictions on resale, such as those arising from an issuer’s reliance upon certain exemptions from registration under the 1933 Act. Difficulty in selling restricted securities may result in a loss or be costly to a Fund. Where registration is required, the restricted security’s holder may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time the holder decides to seek registration and the time the holder may be permitted to sell the security under an effective registration statement. If, during that period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

When determining the liquidity of restricted securities, RE Advisers follows the Liquidity Procedures, as discussed above under “Illiquid Securities.”

When-Issued Securities

Each Fund may purchase securities on a “when-issued” basis. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase, but may take up to three months. During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund. While when-issued securities may be sold prior to the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. Each Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued securities.

Derivatives

The International Value Fund and the Master Portfolio may invest in derivatives, the characteristics of which are consistent with its investment objectives, strategies, policies and restrictions. The other Funds will not invest in derivatives.

The Commodity Futures Trading Commission (“CFTC”) has adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if the fund markets itself as providing investment exposure to such instruments. To the extent the Master Portfolio uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect to the Master Portfolio.

As of the date of this SAI, the International Value Fund is not investing in CFTC Derivatives. If it does, the International Value Fund will invest below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments and will claim an exclusion pursuant to Rule 4.5 as a commodity pool operator under the CEA.

A derivative is a financial instrument that has a value based on — or “derived from” — the value of other assets, reference rates or indices. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, commodities, interest rates, currency exchange rates and various domestic and foreign indices. The main types of derivatives are futures, options, forward contracts, swaps and hybrid instruments. Like most other investments, derivatives are subject to the risk that the market value of the underlying asset will change in a way detrimental to the Master Portfolio’s interest. However, the risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Because some derivatives involve leverage, returns can be magnified, either positively or negatively, and adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Some derivatives are traded on exchanges, while other derivatives are privately negotiated and entered into in the over-the-counter (“OTC”) market. Exchange-traded derivatives are traded via specialized derivatives exchanges or other securities exchanges. The exchange acts as an intermediary to the transactions and the terms for each type of contract are generally standardized. OTC derivatives are traded between two parties directly without going through a regulated exchange. The terms of the contract are subject to negotiation by the parties to the contract. OTC derivatives are subject to counterparty risk, whereas the exposure to default for exchange-traded derivatives is assumed by the exchange’s clearinghouse. Counterparty risk is the risk that a party to an OTC derivatives contract may fail to perform on its obligations. A loss may be sustained as a result of the insolvency or bankruptcy of the counterparty, or the failure of the counterparty to make required payments or comply with the terms of the contract. In the event of insolvency of the counterparty, the funds may be unable to liquidate a derivatives position. Because the purchase and sale of an OTC derivative does not have the guarantee of a central clearing organization, the creditworthiness of the counterparty is an additional risk factor that the funds need to consider and monitor.

Index Futures Contracts. U.S. futures contracts have been designed by exchanges that have been designated “contracts markets” by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets and through their clearing corporations.

At the same time a futures contract on an index is purchased or sold, the Master Portfolio allocates cash or securities as a deposit payment (“initial deposit”). Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required.

Options on Index Futures Contracts. The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.

The writing of a call option on a futures contract with respect to the index constitutes a partial hedge against declining prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Master Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in its holdings. The writing of a put option on an index futures contract constitutes a partial hedge against increasing prices of the underlying securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Master Portfolio will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Master Portfolio intends to purchase. If a put or call option the Master Portfolio has written is exercised, the Master Portfolio will incur a loss that will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Master Portfolio’s losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract with respect to the index is similar in some respects to the purchase of protective put options on the index. For example, the Master Portfolio may purchase a put option on an index futures contract to hedge against the risk of lowering securities values.

The amount of risk the Master Portfolio assumes when it purchases an option on a futures contract with respect to the index is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of such an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Futures Contracts on Stock Indices. The Master Portfolio may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities (“Futures Contracts”). This investment technique is designed only to hedge against anticipated future change in general market prices which otherwise might either adversely affect the value of securities held by the Master Portfolio or adversely affect the prices of securities that it intends to purchase at a later date.

In general, each transaction in Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken will rise in value by an amount that approximately offsets the decline in value of the portion of the Master Portfolio’s investments that are being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized.

Futures Contracts do involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the secondary market and incorrect assessments of market trends which may result in worse overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and “margin” will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by the Master Portfolio. The Master Portfolio may not purchase or sell a Futures Contract (or options thereon) if immediately thereafter its margin deposits on its outstanding Futures Contracts (and its premium paid on outstanding options thereon) would exceed 5% of the market value of its total assets.

Options on Securities Indices. The Master Portfolio may write (sell) covered call and put options to a limited extent on the index (“covered options”) in an attempt to increase income. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. The Master Portfolio may forgo the benefits of appreciation on the index or may pay more than the market price or the index pursuant to call and put options written by the Master Portfolio.

By writing a covered call option, the Master Portfolio forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the index above the exercise price. By writing a covered put option, the Master Portfolio accepts, in exchange for the net premium received, the risk of a decline in the market value of the index below the exercise price.

The Master Portfolio may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.

When the Master Portfolio writes an option, an amount equal to the net premium it receives is included in the liability section of its Statements of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Master Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.

The hours of trading for options on the index may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

Because options on securities indices require settlement in cash, the Master Portfolio may be forced to liquidate portfolio securities to meet settlement obligations.

Options on Stock Indices. The Master Portfolio may purchase and write put and call options on stock indices listed on stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indices generally are similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Master Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock.

Transactions using forward contracts, future contracts, options on futures contracts and options on indices, other than purchased options, expose the Master Portfolio to an obligation to another party. The Master Portfolio will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies, or other forward contracts, options or futures contracts, or (2) cash, receivables and liquid assets, with a value, marked-to- market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Master Portfolio will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash, receivables, or liquid assets in a segregated account with its custodian in the prescribed amount.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding financial instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Master Portfolio’s assets to cover or to segregated accounts could impede portfolio management or the Master Portfolio’s ability to meet redemption requests or other current obligations.

Interest-Rate and Index Swaps. The Master Portfolio may enter into swap transactions, including interest-rate and index swaps. Interest-rate swaps involve the exchange by the Master Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps (sometimes referred to as total return swaps) involve the exchange by the Master Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include, but are not limited to, dividends or income. In each case, the exchange of commitments can involve payments to be made in the same currency or in different currencies. If there is a default by the other party to such a transaction, the

Master Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

Swap transactions generally do not involve the delivery of securities or other underlying assets or principal. If the Master Portfolio enters into a swap transaction, cash or securities may be posted by or to the Master Portfolio as collateral in accordance with the terms of the swap agreement. Upon early termination of a swap agreement due to an event of default or termination event with respect to the Master Portfolio or other party, the risk of loss to the Master Portfolio would generally be limited to the net amount of payments that it is contractually obligated to make if, after exercising in accordance with the swap agreement the rights with respect to early close-out of the swap transaction or swap transactions, it is determined that the Master Portfolio would be obligated to make a net payment with respect to the swap transaction or swap transactions. In the event the other party to the swap transaction or swap transactions were to owe a net amount to the Master Portfolio upon an early termination of the swap agreements as described above, the Master Portfolio could be exposed to the risk of loss in the event that any collateral held by the Master Portfolio would be insufficient.

Hybrid Instruments. A hybrid instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement is determined by reference to prices, changes in prices or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, “benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the hybrid instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future.

Hybrid instruments are potentially more volatile and can carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments also may carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of hybrid instruments could take place in an OTC market without the guarantee of a central clearing organization or in a transaction between the Master Portfolio and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor which the Master Portfolio would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

Investment Companies And Exchange-Traded Funds

The Funds may invest in securities issued by other open-end and closed-end investment management companies to the extent permitted under Section 12(d)(1) of the 1940 Act, including any rules thereunder and any exemptive orders obtained thereunder. As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of a Fund’s total assets with respect to any one investment company, and (iii) 10% of a Fund’s total assets with respect to all such companies in the aggregate. However, pursuant to the conditions of Rule 12d1-1 of the 1940 Act, these limitations do not apply to a Fund’s acquisition of shares of money market funds that operate in compliance with Rule 2a-7 of the 1940 Act.

Other investment companies in which a Fund invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees that would be in addition to those charged by the Fund.

The Stock Index Fund currently invests all of its assets in the Master Portfolio. To the extent allowed by law or regulation, the Master Portfolio may invest its assets in securities of money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above.

The Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund, the International Value Fund and the Master Portfolio may purchase shares of exchange-traded funds (“ETFs”) only to the extent permissible under the 1940 Act and as consistent with each Fund’s investment objectives, strategies, policies and restrictions. A Fund may purchase ETF shares to obtain relatively low-cost exposure to the stock market while maintaining flexibility to meet the liquidity needs of the Fund. Because most ETFs are investment companies, a Fund’s purchases of ETF shares generally are subject to the 3/5/10% limitations described above, unless the ETF has obtained exemptive relief from the SEC to permit other funds to invest in it at higher percentages. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the stocks owned by the ETF decrease. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) shares may have greater volatility due to a lack of liquidity; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

The Master Portfolio may invest a portion of its assets in shares of ETFs that are advised by BFA. BFA will receive investment advisory fees at both the fund level and the ETF level for investments by the Master Portfolio in shares of an ETF advised by BFA.

The Daily Income Fund will not purchase ETFs.

Technology Securities

The Funds may invest in equity and fixed-income technology securities, as permitted by their investment guidelines. Technology securities can be subject to abrupt or erratic price movements and have been volatile due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing, and competition for market share, and the potential for falling profit margins. These companies also face the risks that new services, equipment and technologies will not be accepted by consumers or businesses, or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities.

Health Care Securities

The Funds may invest in equity and fixed-income health care securities, as permitted by their investment guidelines. Health care companies are generally subject to extensive government regulation and their profitability can be significantly affected by restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure (including price discounting), limited product lines as well as an increased emphasis on the delivery of health care through outpatient services. Companies in the health care sector are heavily dependent on obtaining and defending patents, which may be time consuming and costly, and the expiration of patents may also adversely affect the profitability of these companies. Health care companies can also be subject to extensive litigation based on product liability and similar claims. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the health care sector require significant research and development and may be subject to regulatory approvals, all of which may be time consuming and costly with no guarantee that any product will come to market.

Loans of Portfolio Securities

Each Fund may lend portfolio securities only to the extent allowed under “Fundamental Investment Restrictions,” above.

The Master Portfolio may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. The Master Portfolio may terminate a loan at any time and obtain the return of the securities loaned. The Master Portfolio receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Master Portfolio is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, the Master Portfolio is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of the lending Master Portfolio or through one or more joint accounts or money market funds, including those managed by BFA.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Master Portfolio has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return the Master Portfolio’s securities as agreed, the Master Portfolio may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

The Master Portfolio may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Master Portfolio’s Board of Trustees. BlackRock Institutional Trust Company, N.A. (“BTC”) (formerly known as “Barclays Global Investors, N.A.”) acts as securities lending agent for the Master Portfolio subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

Borrowing

The Funds may borrow money for temporary or emergency purposes, including the meeting of redemption requests to the extent permitted under the 1940 Act and as allowed by each Fund’s investment objectives, strategies, policies and restrictions. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage (i.e., risk of gain or loss disproportionately higher than the amount invested) have characteristics similar to borrowings. The Funds segregate liquid assets in connection with those types of transactions.

Securities Of Foreign Issuers

The International Value Fund invests primarily in foreign securities. The Value Fund and Growth Fund may invest in foreign securities so long as that investment does not exceed 10% of their net assets. (For purposes of this calculation, U.S. dollar-denominated securities of foreign issuers, as discussed below, are defined as foreign securities.) The remaining Funds may invest only in U.S. dollar-denominated securities, as discussed below. (The Short-Term Government Securities Fund may invest only in those U.S. dollar-denominated securities that are guaranteed by the U.S. Government.)

Although investments in securities of foreign issuers are intended to reduce risk by providing further diversification, such investments involve risks not ordinarily associated with investments in securities of domestic issuers. These risks include: the possibility of foreign political and economic instability; difficulties of predicting international trade patterns and the possibility of the imposition of exchange controls; and the possibility of expropriation, confiscatory taxation, and nationalization of foreign portfolio companies. Securities of foreign issuers that are traded primarily abroad (e.g., Eurodollar securities) also may be less liquid and subject to greater price fluctuations than securities of domestic issuers. Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. Moreover, there may be difficulties in obtaining and enforcing court judgment abroad and there may be difficulties in effecting the repatriation of capital invested abroad. Finally, there may be difficulties and delays in the settlement of transactions in certain foreign markets.

U.S. Dollar-Denominated Securities of Foreign Issuers. Subject to each Fund’s investment objectives, strategies, policies and restrictions, each Fund may invest in certain types of U.S. dollar-denominated securities of foreign issuers. For the Short-Term Government Securities Fund, these investments include only securities of foreign issuers whose principal and interest payments are guaranteed by the U.S. Government or its agencies. For the Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund, these investments may include American Depositary Receipts (“ADRs”), which are discussed below. The Daily Income Fund, Short-Term Bond Fund, Value Fund, Growth Fund, International Value Fund and the Small-Company Stock Fund also may purchase U.S. dollar-denominated money market instruments, and the Short-Term Bond Fund, Value Fund, Growth Fund, International Value Fund and the Small-Company Stock Fund may purchase longer-term debt securities of foreign issuers. Such money market instruments and debt securities of foreign issuers may be issued and traded domestically (e.g., Yankee securities), or traded exclusively in foreign markets (e.g., Eurodollar securities).

ADRs, EDRs and GDRs. ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs, EDRs and GDRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country.

Yankee Securities. Yankee securities include money market instruments and bonds of foreign issuers who customarily register such securities with the SEC and borrow U.S. dollars by underwritings of securities intended for delivery in the U.S. Although the principal trading market for Yankee securities is the United States, foreign buyers can and do participate in the Yankee securities market. Interest on such Yankee bonds is customarily paid on a semi-annual basis. The marketability of these “foreign bonds” in the United States is in many cases better than that for foreign bonds in foreign markets, but is, of course, dependent upon the quality of the issuer.

Eurodollar Securities. Eurodollar securities include money market instruments and bonds underwritten by an international syndicate and sold “at issue” to non-U.S. investors. Such securities are not registered with the SEC or issued domestically and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is in London.

European Securities. Europe includes both developed and emerging markets. Europe’s economies are diverse, its governments are decentralized and its cultures vary widely. Unemployment in Europe has historically been higher than in the U.S. and public deficits have been an ongoing concern in many European countries.

Fiscal Constraints. Most developed countries in western Europe are members of the European Union (“EU”), and many are also members of the European Economic and Monetary Union (“EMU”). European countries can be significantly affected by the tight fiscal and monetary controls that the EMU imposes on its members and with which candidates for EMU membership are required to comply. Member countries are required to maintain tight controls over inflation, public debt and budget deficits, and these requirements can severely limit EMU member countries’ ability to implement monetary policy to address local or regional economic conditions. The private and public sectors’ debt problems of a single EU country can pose economic risks to the EU as a whole.

Eurozone Debt Crisis. While certain EU countries continue to use their own currency, there is a collective group of EU countries, known as the Eurozone, that use the euro as their currency. Although the Eurozone has adopted a common currency and central bank, there is no fiscal union and therefore money does not automatically flow from countries with surpluses to those with fiscal deficits. Several Eurozone countries are facing serious deficits and budget issues, some of which may have negative long-term effects for the economies of not just Eurozone countries but all of Europe. These rising government debt levels have increased market volatility and the probability of a recession, led to emergency financing for certain countries, and increased speculation that additional EU countries will require bailouts. These events have also cast doubts over the ability of Eurozone policymakers to agree on solutions to the debt crisis and further stressed the European banking system as lending continues to tighten. Ongoing stress in the banking system and rising deficits could lead to downgrades of European sovereign debt, which would have a negative effect on banks and companies doing business in Europe. As a result of the Eurozone debt crisis, there is continued concern over national level support for the euro, which could lead to certain countries leaving the EU, the implementation of currency controls, or potentially the dissolution of the euro. A breakup of the euro, particularly a disorderly breakup, would pose special challenges for the financial markets and could lead to exchange controls and/or market closures. In the event of a Eurozone default or breakup, some of the most significant challenges faced by the funds with euro-denominated holdings would involve the settlement of trades, valuation of assets, and the redenomination of holdings.

Japanese Securities. Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. The risks of such phenomena, and damage resulting there from, continue to exist and could have a severe and negative impact on a fund’s holdings in Japanese securities. Japan also has one of the world’s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. Therefore, a natural disaster centered in or very near to one of these cities could have a particularly devastating effect on Japan’s financial markets.

Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee that this favorable trend will continue.

Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the U.S. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

United Kingdom. Investments in United Kingdom issuers may subject the Fund to regulatory, political, currency, security, and economic risk specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the British economy may be impacted by changes to the economic condition of the United States and other European countries. The British economy, along with certain other European Union (“EU”) economies, experienced a significant economic slowdown during the recent financial crisis; certain British financial institutions suffered significant losses, were severely under-capitalized and required government intervention to survive.

Obligations of Foreign Governments, Supranational Entities and Banks. The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Master Portfolio’s assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

The Master Portfolio may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

Financial Sector Risk. Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments affecting real estate could have a major effect on the value of real estate securities (which include real estate investment trusts). Declining real estate values could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

DIRECTORS AND MANAGEMENT OF HOMESTEAD FUNDS

Directors and Officers

The primary responsibility of the Board of Directors is to represent the interests of the shareholders of the Funds and to provide oversight of the management and business affairs of Homestead Funds. The Board also elects the officers of Homestead Funds, who are responsible for supervising and administering the Funds’ day-to-day operations.

The following tables list the directors and officers of Homestead Funds, any other position each may hold with Homestead Funds, the principal occupation of each person listed during the past five years, and certain additional information as indicated. Each director and officer serves until his or her resignation or until a successor is duly elected and qualified.

Independent Directors

Name, Address and Date of Birth(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
James F. Perna 12/1/47	Director, Chairman of the Board, Member of Audit Committee, Member of Compensation Committee	1990-present	Solo Practitioner (attorney) (2008-present), Partner, Krooth & Altman LLP (1981-2007)	8	None

Douglas W. Johnson 6/2/55	Director, Chairman of Audit Committee, Member of Compensation Committee	2003-present	CEO, Blue Ridge Electric Membership Corporation (1989-present)	8	None

Name, Address and Date of Birth(1)	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
Kenneth R. Meyer 8/11/44	Director, Member of Audit Committee, Chairman of Compensation Committee	2005-present	Retired (2004-present)	8	None

Anthony C. Williams 1/2/42	Director, Member of Audit Committee, Member of Compensation Committee	1990-present	Retired (2000-present)	8	None

Anthony M. Marinello 4/13/46	Director, Member of Audit Committee, Member of Compensation Committee	1990-present	Retired (2004-present)	8	None

Sheldon C. Petersen 2/21/53	Director, Member of Audit Committee, Member of Compensation Committee	2005-present	CEO, National Rural Utilities Cooperative Finance Corporation (1995-present)	8	None

Mark Rose 4/19/53	Director, Member of Audit Committee, Member of Compensation Committee	2005-present	CEO and General Manager, Bluebonnet Electric Cooperative (2002-present)	8	None

Peter J. Tonetti 2/11/53	Director, Member of Audit Committee, Member of Compensation Committee	2010-present	Chief Investment Officer, Hamilton College (2008-present); prior thereto, Senior Director, Pension Finance and Investments at Philips Electrics North America Corporation (electronics manufacturer) (1988-2008)	8	None

Interested Directors and Officers

Name, Address(1) and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
Stephen J. Kaszynski(2) 3/10/54	Director, President and Chief Executive Officer	2015-present	President and Chief Executive Officer, RE Advisers (2015-present); Vice President and Portfolio Manager, Eaton Vance Corporation (2008-2014)	8	RE Advisers

Name, Address(1) and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director

Cynthia L. Dove 4/5/60	Vice President and Chief Operations Officer	2010-present	Vice President of RE Advisers (2012-present); Director, RE Advisers (2015-present); President and Director, RE Investment Corporation (2015-present); Vice President, RE Investment Corporation (2012-2015); Director, Investment Services, NRECA (1998-present)	N/A	N/A

Danielle C. Sieverling 2/25/71	Chief Compliance Officer	2005-present	Chief Compliance Officer, RE Advisers (2005-present); Vice President, Chief Risk and Compliance Officer, NRECA (2015-present); Vice President and Chief Compliance Officer, Management Advisory Services, NRECA (2008-2015); Vice President and Director, RE Investment Corporation (2015-present); Chief Compliance Officer, RE Investment Corporation (2005-2014); Executive Director of Management Advisory Services, NRECA (2007-2008)	N/A	N/A

Amy M. DiMauro 7/29/71	Treasurer	2007-present	Treasurer and Director, RE Investment Corporation (2006-present); Treasurer and Director, RE Advisers Corporation (2010-present); Director, Finance & Accounting — Mutual Funds, NRECA (2014-present); Director, Daily Pricing, NRECA (2007-2014); Treasurer and Director, Electric Cooperative Life Insurance Co. (2013-present); Treasurer and Director, Cooperating Insurance Services Co. (2013-present); Manager of Mutual Fund Accounting, NRECA (2000-2007)	N/A	N/A

Name, Address(1) and Date of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen by Director	Other Directorships Held by Director
Kelly B. Whetstone 11/21/77	Secretary	2008-present	Chief Compliance Officer of RE Investment Corporation (2014-present); Secretary, RE Advisers Corporation (2008-present); Counsel and Senior Director of Securities Compliance, NRECA (2012- present); Secretary, RE Investment Corporation (2008-2014); Counsel and Director of Compliance, NRECA (2007-2012); Associate, Bell, Boyd & Lloyd LLP (law firm) (2005-2007)	N/A	N/A

(1)	The address of each director and officer is 4301 Wilson Boulevard, Arlington, Virginia 22203.
(2)	Mr. Kaszynski is a Director who is an “interested person” of Homestead Funds within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kaszynski is the President, Chief Executive Officer and a Director of RE Advisers, Homestead Funds’ investment adviser.

LEADERSHIP STRUCTURE OF THE BOARD OF DIRECTORS

The management of the business and affairs of the Funds is overseen by the Board of Directors. As detailed above in “Interested Directors and Officers,” Directors who are not “interested persons” of the Funds as defined in the 1940 Act, are referred to as “Independent Directors,” and Directors who are “interested persons” of the Funds are referred to as “Interested Directors.” Two of the Directors are deemed to be Interested Directors. Certain information concerning the Funds’ governance structure and each Director is set forth below.

Experience, Skills, Attributes, and Qualifications of the Funds’ Directors. The Directors review the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conduct a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at a special meeting of shareholders. In evaluating a candidate for nomination or election as a Director, the Directors take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Directors believe contributes to good governance for the Funds.

The Board of Directors has concluded that, based on each Director’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such. In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his tenure (including the Director’s commitment and participation in Board and committee meetings, as well as his current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board’s conclusion that the Director should serve (or continue to serve) as a director of the Funds, is provided in the table following the “Risk Oversight” section below.

The Board of Directors believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Funds and protecting the interests of shareholders. Among other attributes common to all Directors is their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with RE Advisers, RE Investment Corporation (“RE Investment”), the Funds’ distributor, and the Funds’ other service providers, counsel and independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors.

Board Structure and Oversight Function. The Board of Directors is responsible for oversight of the Funds. Each Fund, except the Stock Index Fund, has engaged RE Advisers to manage the Fund on a day-to-day basis. The Board is responsible for overseeing RE Advisers and the Funds’ other service providers in the operations of each Fund in accordance with the 1940 Act, applicable state and other laws, and the Funds’ articles of incorporation and bylaws. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described below, the Board has established two standing committees – the Audit and Compensation Committees – and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each standing committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below.

An Independent Director serves as Chairman of the Funds’ Board of Directors. The Chairman’s duties include setting the agenda for each Board meeting in cooperation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board’s leadership by an Independent Director is appropriate because they believe it sets the proper tone to the relationships between the Funds, on the one hand, and RE Advisers, RE Investment and the other service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.

Risk Oversight. The Funds are subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Funds resides with RE Advisers, RE Investment or other service providers (depending on the nature of the risk). The Board has charged RE Advisers and RE Investment with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the Funds; (ii) implementing processes and controls reasonably designed to reduce the possibility that such events or circumstances may occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above. Not all risks that may affect the Funds can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some are simply beyond any control of the Funds, RE Advisers, RE Investment or other service providers.

Risk oversight forms part of the Board’s general oversight of each Fund’s investment program and operations and is addressed as part of various regular Board and committee activities. The Funds’ investment management and business affairs are carried out by or through RE Advisers, RE Investment and other service providers, including sub-advisers for certain Funds. Each of these persons has an independent interest in risk management, but the policies and the methods by which one or more risk management functions are carried out may differ in terms of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, the Funds’ officers, including the Chief Compliance Officer, their independent registered public accounting firm and special counsel, as appropriate, regarding risks faced by the Funds, RE Advisers and RE Investment.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of Homestead Funds has an Audit Committee and a Compensation Committee. The duties of these two committees and their present membership are as follows:

Audit Committee: The members of the Audit Committee consult with Homestead Funds’ independent registered public accounting firm at least twice annually to oversee and to assist the Board of Directors in fulfilling its oversight responsibilities of:

•	the Funds’ accounting and financial reporting processes and internal controls;

•	the quality and objectivity of the Funds’ financial statements and the independent audit thereof;

•	the Funds’ system of internal accounting and financial controls;

•	the Funds’ compliance with legal and regulatory requirements; and

•	the independent auditors’ qualifications, performance and independence.

Mr. Johnson is the Chairman of the Audit Committee and Messrs. Marinello, Meyer, Perna, Petersen, Rose, Tonetti and Williams are members of the Audit Committee. The Audit Committee met three times during 2014.

Compensation Committee: The members of the Compensation Committee meet at least annually to assist the Board of Directors in carrying out its responsibilities relating to compensation, including the compensation of the Chief Compliance Officer, pursuant to Rule 38a-1(a)(4)(i) under the 1940 Act, as well as the compensation of the Independent Directors. Mr. Meyer is the Chairman of the Compensation Committee and Messrs. Johnson, Marinello, Perna, Petersen, Rose, Tonetti and Williams are members of the Compensation Committee. The Compensation Committee met twice in 2014.

The table below shows the dollar range of Fund shares owned by each director of Homestead Funds as of December 31, 2014.

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Anthony M. Marinello

Daily Income Fund

$10,001 - $50,000

Short-Term Bond Fund

Over $100,000

Stock Index Fund

$1 - $10,000

Value Fund

$1 - $10,000

Small-Company Stock Fund

$10,001 - $50,000

International Value Fund

$1 - $10,000

None

Douglas W. Johnson

Daily Income Fund

$10,001 - $50,000

Short-Term Bond Fund

$10,001 - $50,000

Value Fund

Over $100,000

Small-Company Stock Fund

$50,001 - $100,000

International Value Fund

$50,001 - $100,000

Growth Fund

Over $100,000

None

Peter R. Morris*	Daily Income Fund $10,001 - $50,000 Short-Term Bond Fund Over $100,000 Value Fund Over $100,000 Small-Company Stock Fund Over $100,000 International Value Fund Over $100,000	None

James F. Perna	Value Fund $10,001 - $50,000 Small-Company Stock Fund $10,001 - $50,000	None

Anthony C. Williams	Daily Income Fund $1 - $10,000 Short-Term Bond Fund $50,001 - $100,000	None

Sheldon C. Petersen	Value Fund Over $100,000 International Value Fund Over $100,000	None

NAME OF DIRECTOR	DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND	AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN BY DIRECTOR IN FAMILY OF INVESTMENT COMPANIES
Kenneth R. Meyer	Short-Term Bond Fund Over $100,000 Value Fund Over $100,000 Small-Company Stock Fund Over $100,000 International Value Fund Over $100,000	None

Mark Rose	None	None

Peter J. Tonetti	None	None

Stephen J. Kaszynski	None	None

*	Mr. Morris retired from the Board of Directors on April 24, 2015.

DIRECTOR EXPERIENCE AND QUALIFICATIONS

As discussed above, each Director is chosen for his or her balanced and diverse experience, qualifications, attributes, and skills. In particular:

•	Mr. Perna, MBA, JD, LLM is an Independent Director and the Chairman of the Board of Directors, on which he has served since 1990. He has practiced law for over 30 years in Washington, DC, retiring as a partner in the firm of Krooth & Altman LLP. His practice specializes in tax, corporate, and financial matters. Mr. Perna’s clients include banks, mutual funds, insurance companies, mortgage bankers, tax-exempt organizations, real estate developers, holding companies, entrepreneurs, commercial enterprises, and foreign investors. The Board of Directors believes that Mr. Perna’s extensive legal and business background contributes to the general knowledge and diversity of the Board.

•	Mr. Johnson is an Independent Director and the Chairman of the Audit Committee of the Board of Directors, on which he has served since 2003. Mr. Johnson has been the CEO of Blue Ridge Electric Membership Cooperative in Lenoir, North Carolina since 1989 and employed by the Cooperative since 1979. As the CEO of an electric cooperative, Mr. Johnson has a strong understanding of the Funds’ shareholder base, of which electric cooperative members are a key component. The Board of Directors believes that Mr. Johnson’s knowledge and experience with the Funds’ shareholder base contributes to the general knowledge and diversity of the Board.

•	Mr. Meyer is an Independent Director and the Chairman of the Compensation Committee of the Board of Directors, on which he has served since 2005. Prior to his retirement in 2004, Mr. Meyer was the CEO and an Asset Manager at Lincoln Capital Management since 1981. The Board of Directors believes that Mr. Meyer’s extensive asset management background contributes to the general knowledge and diversity of the Board.

•	Mr. Williams is an Independent Director of the Board of Directors, on which he has served since 1990. Prior to his retirement in 2000, he was a Senior Vice President of Retirement, Safety and Insurance at NRECA. Mr. Williams worked at NRECA from 1976 to 2000. The Board of Directors believes that Mr. Williams’ lengthy experience with and knowledge of NRECA contributes to the general knowledge and diversity of the Board.

•	Mr. Marinello is an Independent Director of the Board of Directors, on which he has served since 1990. Prior to his retirement in 2004, Mr. Marinello was Vice President of Marketing and Services for Retirement, Safety and Insurance at NRECA. He has served in some capacity with the NRECA organization since 1981. The Board of Directors believes that Mr. Marinello’s lengthy experience with and knowledge of NRECA contributes to the general knowledge and diversity of the Board.

•	Mr. Petersen is an Independent Director of the Board of Directors, on which he has served since 2005. Mr. Petersen has been the CEO of the National Rural Utilities Cooperative Finance Cooperation, a not-for-profit private-market lender for the nation’s electric cooperatives, since 1995, and has been with the company since 1983. The Board of Directors believes that Mr. Petersen’s extensive financial knowledge and cooperative experience contributes to the general knowledge and diversity of the Board.

•	Mr. Rose is an Independent Director of the Board of Directors, on which he has served since 2005. Mr. Rose has been the CEO and General Manager of Bluebonnet Electric Cooperative in East Bastrop, Texas since 2002. As the CEO of an electric cooperative, Mr. Rose has a strong understanding of the Funds’ shareholder base, of which electric cooperative members are a key component. The Board of Directors believes that Mr. Rose’s knowledge and experience with the Funds’ shareholder base contributes to the general knowledge and diversity of the Board.

•	Mr. Tonetti is an Independent Director of the Board of Directors, on which he has served since 2010. Mr. Tonetti has been the Chief Investment Officer of Hamilton College since 2008. In this role, he is responsible for investing the college’s endowment fund. Prior to 2008, Mr. Tonetti was the Senior Director of Pension Finance and Investments at Philips Electronics North America Corporation, where he was responsible for managing the company’s pension and savings plan assets. The Board of Directors believes that Mr. Tonetti’s extensive asset management background contributes to the general knowledge and diversity of the Board.

•	Mr. Kaszynski is the President and Chief Executive Officer of Homestead Funds, Inc. and is an Interested Director of the Board of Directors, which he joined in 2015. Mr. Kaszynski is a Director and the Chief Executive Officer and President of RE Advisers. From 2008 to 2014, Mr. Kaszynski worked as a Vice President and Portfolio Manager at Eaton Vance Corporation. Mr. Kaszynski has also worked for Credit Suisse Asset Management as the US Head of Equities, and INVESCO Capital Management as lead portfolio manager for Value Equities. The Board of Directors believes that Mr. Kaszynski’s extensive investment management experience contributes to the general knowledge and diversity of the Board.

COMPENSATION

Homestead Funds pays each Independent Director an annual retainer, as well as a per meeting fee, as follows:

ANNUAL RETAINER

Independent Board Chair	$45,000
Audit Committee Chair	$40,000
Compensation Committee Chair	$40,000
Non-chair Independent Director	$35,000

PER MEETING FEE

Regular or Special Board Meeting	$5,000
Audit Committee Meeting	$3,000
Compensation Committee Meeting	$1,000

As set forth in the table below, Homestead Funds paid total compensation of $525,100 to its Independent Directors during the year ended December 31, 2014.

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM HOMESTEAD FUNDS (INCLUDING VOLUNTARY DEFERRED COMPENSATION)[1]	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF CORPORATION EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM HOMESTEAD FUNDS AND FUND COMPLEX PAID TO DIRECTORS
Douglas W. Johnson[2] Director and Chairman of the Audit Committee	$66,500	N/A	N/A	$66,500

Kenneth R. Meyer[2] Director and Chairman of the Compensation Committee	$69,250	N/A	N/A	$69,250

James F. Perna Director and Chairman of the Board	$80,600	N/A	N/A	$80,600

Sheldon C. Petersen Director	$70,000	N/A	N/A	$70,000

Mark Rose Director	$58,750	N/A	N/A	$58,750

Anthony C. Williams Director	$55,000	N/A	N/A	$55,000

Peter Tonetti Director	$66,250	N/A	N/A	$66,250

Anthony M. Marinello[2] Director	$58,750	N/A	N/A	$58,750

Peter R. Morris[3] Director	$0	N/A	N/A	$0

Stephen J. Kaszynski Director[4]	N/A	N/A	N/A	N/A

[1]	Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan. Deferred amounts accumulate at an earnings rate determined by the total return of one or more Funds as designated by the directors.
[2]	The total amount of deferred compensation accrued by the Funds (plus earnings thereon) through the 2014 fiscal year for participating directors is as follows: Mr. Johnson ($7,198), Mr. Marinello ($112,362) and Mr. Meyer ($353,893). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the Funds until paid to the directors.
[3]	Mr. Morris retired from the Board of Directors on April 24, 2015.
[4]	Mr. Kaszynski became a Director of the Homestead Funds after December 31, 2014.

TRUSTEES AND MANAGEMENT OF MIP

The MIP’s Board of Trustees has responsibility for the overall management and operations of MIP. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Officers generally serve at the pleasure of the Trustees. MIP, iShares Trust and iShares, Inc. are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. The address for each Trustee and officer is Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

BIOGRAPHICAL INFORMATION

Certain biographical and other information relating to the Trustees of MIP is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised funds and any currently held public company and investment company directorships.

INTERESTED TRUSTEES

NAME AND YEAR OF BIRTH	POSITION(S), LENGTH OF SERVICE	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS
Barbara G. Novick 1960	Trustee (since 2015)	Vice Chairman of BlackRock, Inc. since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock, Inc. from 1988 to 2008.	109 Funds 231 Portfolios	None

INDEPENDENT TRUSTEES

NAME AND YEAR OF BIRTH	POSITION(S), LENGTH OF SERVICE	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS
David O. Beim (1940)	Trustee (since 2009)	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 Funds 155 Portfolios	None

Collette Chilton (1958)	Trustee (since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	33 Funds 155 Portfolios	None

NAME AND YEAR OF BIRTH	POSITION(S), LENGTH OF SERVICE	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS
Frank J. Fabozzi (1948)	Trustee (since 2014)	Editor of and Consultant for The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	109 Funds 231 Portfolios	None

Dr. Matina S. Horner (1939)	Trustee (since 2009)	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 Funds 155 Portfolios	NSTAR (electric and gas utility)

Rodney D. Johnson (1941)	Trustee (since 2009)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 Funds 155 Portfolios	None

NAME AND YEAR OF BIRTH	POSITION(S), LENGTH OF SERVICE	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS
Herbert I. London (1939)	Trustee (since 2009)	Professor Emeritus, New York University since 2005; President, London Center for Policy Research since 2012; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet company) since 2005; Director of Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 Funds 155 Portfolios	None

Ian A. MacKinnon (1948)	Trustee (since 2012)	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1998 to 2008.	33 Funds 155 Portfolios	None

Cynthia A. Montgomery (1952)	Trustee (since 2009)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 Funds 155 Portfolios	Newell Rubbermaid, Inc. (manufacturing)

NAME AND YEAR OF BIRTH	POSITION(S), LENGTH OF SERVICE	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS
Joseph P. Platt (1947)	Trustee (since 2009)	Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED (public broadcasting non-for profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 Funds 155 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)

Robert C. Robb, Jr. (1945)	Trustee (since 2009)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 Funds 155 Portfolios	None

Toby Rosenblatt (1938)	Trustee (since 2009)	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Futures Foundation (philanthropic foundation) since 2009; Director, the James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 Funds 155 Portfolios	None

NAME AND YEAR OF BIRTH	POSITION(S), LENGTH OF SERVICE	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS
Mark Stalnecker (1951)	Trustee (since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate since 2001; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System since 2009; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014.	33 Funds 155 Portfolios	None
Kenneth L. Urish (1951)	Trustee (since 2009)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, the Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 Funds 155 Portfolios	None

Frederick W. Winter (1945)	Trustee (since 2009)	Director, Alkon Corporation (pneumatics) since 1992; Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh from 2005 to 2013 and dean thereof from 1997 to 2005; Director Tippman Sports (recreation) from 2005 to 2013; Director, Indotronix International (IT services) from 2004 to 2008.	33 Funds 155 Portfolios	None

Certain biographical and other information relating to the officers of MIP is set forth below, including their year of birth, their principal occupations for at least the last five years, the length of time served, the total number of registered investment companies and portfolios overseen in the BlackRock-advised funds and any public company and investment company directorships held during the past five years.

OFFICERS

NAME AND YEAR OF BIRTH	POSITION(S), LENGTH OF SERVICE	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
John M. Perlowski (1964)	President and Chief Executive Officer (since 2010)	Managing Director of BlackRock, Inc. since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Richard Hoerner, CFA (1958)	Vice President (since 2009)	Managing Director of BlackRock, Inc. since 2000; Head of the Global Cash Group since 2013; Co-head of Global Cash and Securities Lending Group from 2010 to 2013; Member of the Cash Management Group Executive Committee since 2005.

Jennifer McGovern (1977)	Vice President (since 2014)	Director of BlackRock, Inc. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.

Neal J. Andrews (1966)	Chief Financial Officer (since 2009)	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.

Jay M. Fife (1970)	Treasurer (since 2009)	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the Merrill Lynch Investment Managers, L.P. (“MLIM”) and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.

Charles Park (1967)	Chief Compliance Officer (since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012

Fernanda Piedra (1969)	Anti-Money Laundering Compliance Officer (since 2015)	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Director and Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.

Benjamin Archibald (1975)	Secretary (since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Assistant Secretary to MIP from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

The Board of Trustees consists of fifteen individuals (each, a “Trustee”), fourteen of whom are not “interested persons” of MIP as defined in the 1940 Act (the “Independent Trustees”). The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds (the “Closed-End Complex”), two complexes of open-end funds (the “Equity-Liquidity Complex” and the “Equity-Bond Complex”) and one complex of exchange-traded funds (each, a “BlackRock Fund Complex”). MIP is included in the BlackRock Fund Complex referred to as the Equity-Liquidity Complex. The Trustees also oversee as board members the operations of the other open-end registered investment companies included in the Equity-Liquidity Complex. The address for each Trustee and officer is Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055.

The Board of Trustees has overall responsibility for the oversight of the MIP and the S&P 500 Index Master Portfolio (the “Portfolio”). The Chair of the Board is an Independent Trustee, and the Chair of each Board committee (each, a “Committee”) is an Independent Trustee. The Board has five standing Committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee. The role of the Chair of the Board is to preside at all meetings of the Board, and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Board or the Chair of a Committee may also perform such other functions as may be delegated by the Board or the Committee from time to time. The Independent Trustees meet regularly outside the presence of MIP management, in executive session or with other service providers to MIP and the Portfolio. The Board has regular meetings five times a year, and may hold special meetings if required before its next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by the Board and reports its findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board has engaged BFA to manage the Portfolio on a day-to-day basis. The Board is responsible for overseeing BFA, other service providers, the operations of the Portfolio and associated risk in accordance with the provisions of the 1940 Act, state law, other applicable laws, MIP’s charter, and the Portfolio’s investment objectives and strategies. The Board reviews, on an ongoing basis, the Portfolio’s performance, operations, and investment strategies and techniques. The Board also conducts reviews of BFA and its role in running the operations of the Portfolio.

Day-to-day risk management with respect to the Portfolio is the responsibility of BFA or of subadvisers or other service providers (depending on the nature of the risk), subject to the supervision of BFA. The Portfolio is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by BFA and the subadvisers or other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Portfolio. Risk oversight forms part of the Board’s general oversight of the Portfolio and is addressed as part of various Board and Committee activities. The Board, directly or through a Committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Portfolio, subadvisers, and internal auditors for the investment adviser or its affiliates, as appropriate, regarding risks faced by the Portfolio and management’s or the service provider’s risk functions. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Portfolio’s activities and associated risks.

The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Portfolio’s compliance program and reports to the Board regarding compliance matters for the Portfolio and its service providers. The Independent Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The members of the Audit Committee (the “Audit Committee”) are Kenneth L. Urish (Chair), Frank J. Fabozzi, Herbert I. London, Mark Stalnecker and Frederick W. Winter, all of whom are Independent Trustees. The principal responsibilities of the Audit Committee are to approve and recommend to the full Board for approval, the selection, retention, termination and compensation of MIP’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work. The Audit Committee’s responsibilities include, without limitation, to (1) evaluate the qualifications and independence of the Independent Registered Public Accounting Firm; (2) approve all audit engagement terms and fees for the Portfolio; (3) review the conduct and results of each independent audit of the Portfolio’s annual financial statements; (4) review any issues raised by the Independent Registered Public Accounting Firm or Portfolio management regarding the accounting or financial reporting policies and practices of the Portfolio and the internal controls of the Portfolio and certain service providers; (5) oversee the performance of the Portfolio’s Independent Registered Public Accounting Firm; (6) review and discuss with management and the Portfolio’s Independent Registered Public Accounting Firm the performance and findings of the Portfolio’s internal auditors; (7) discuss with Portfolio management its policies regarding risk assessment and risk management, as such matters relate to the Portfolio’s financial reporting and controls; (8) resolve any disagreements between Portfolio management and the Independent Registered Public Accounting Firm regarding financial reporting; and (9) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Audit Committee. The Board has adopted a written charter for the Audit Committee. During the fiscal year ended December 31, 2014, the Audit Committee met four times.

The members of the Governance and Nominating Committee (the “Governance Committee”) are Dr. Matina Horner (Chair),
Herbert I. London, Collette Chilton, Cynthia A. Montgomery, Robert C. Robb, Jr. and Toby Rosenblatt, all of whom are Independent Trustees. The principal responsibilities of the Governance Committee are to (1) identify individuals qualified to serve as Independent Trustees of MIP and recommend Independent Trustee nominees for election by shareholders or appointment by the Board; (2) advise the Board with respect to Board composition, procedures and committees (other than the Audit Committee); (3) oversee periodic self-assessments of the Board and committees of the Board (other than the Audit Committee); (4) review and make recommendations regarding Independent Trustee compensation; (5) monitor corporate governance matters and develop appropriate recommendations to the Board; (6) act as the administrative committee with respect to Board policies and procedures, committee policies and procedures (other than the Audit Committee) and codes of ethics as they relate to Independent Trustees; and (7) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Governance Committee. The Governance Committee may consider nominations for the office of Trustee made by Portfolio shareholders as it deems appropriate. Portfolio shareholders who wish to recommend a nominee should send nominations to the Secretary of MIP that include biographical information and set forth the qualifications of the proposed nominee. The Board has adopted a written charter for the Governance Committee. During the fiscal year ended December 31, 2014, the Governance Committee met four times.

The members of the Compliance Committee (the “Compliance Committee”) are Joseph P. Platt, Jr. (Chair), Rodney D. Johnson,
Ian A. MacKinnon, Cynthia A. Montgomery and Robert C. Robb, Jr., all of whom are Independent Trustees. The Compliance Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee regulatory and fiduciary compliance matters involving MIP, the Portfolio-related activities of BlackRock and MIP’s third party service providers. The Compliance Committee’s responsibilities include, without limitation, to (1) oversee the compliance policies and procedures of MIP and its service providers and recommend changes or additions to such policies and procedures; (2) review information on and, where appropriate recommend policies concerning, MIP’s compliance with applicable law; (3) review reports from, oversee the annual performance review of, and make certain recommendations and determinations regarding the MIP’s Chief Compliance Officer (“CCO”), including determining the amount and structure of the CCO’s compensation and recommending such amount and structure to the full Board for approval and ratification; and (4) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Compliance Committee. The Board has adopted a written charter for the Compliance Committee. During the fiscal year ended December 31, 2014, the Compliance Committee met four times.

The members of the Performance Oversight and Contract Committee (the “Performance Oversight Committee”) are David O. Beim (Chair), Collette Chilton, Frank J. Fabozzi, Ian A. MacKinnon, Toby Rosenblatt, Mark Stalnecker and Frederick W. Winter, all of whom are Independent Trustees. The Performance Oversight Committee’s purpose is to assist the Board in fulfilling its responsibility to oversee the Portfolio’s investment performance relative to its agreed-upon performance objectives and to assist the Independent Trustees in their consideration of investment advisory agreements. The Performance Oversight Committee’s responsibilities include, without limitation, to (1) review information on and make recommendations to the full Board in respect of, each the Portfolio’s investment objectives, policies and practices; (2) review information on the Portfolio’ investment performance; (3) review information on appropriate benchmarks and competitive universes and unusual or exceptional investment matters; (4) review personnel and other resources devoted to management of the Portfolio and evaluate the nature and quality of information furnished to the Performance Oversight Committee; (5) recommend any required action regarding changes in fundamental and non-fundamental investment policies and restrictions, fund mergers or liquidations; (6) request and review information on the nature, extent and quality of services provided to the shareholders; (7) make recommendations to the Board concerning the approval or renewal of investment advisory agreements; and (8) undertake such other duties and responsibilities as may from time to time be delegated by the Board to the Performance Oversight Committee. The Board has adopted a written charter for the Performance Oversight Committee. During the fiscal year ended December 31, 2014, the Performance Oversight Committee met four times.

The members of the Executive Committee (the “Executive Committee”) are Dr. Matina S. Horner and Rodney D. Johnson, both of whom are Independent Trustees, and Barbara G. Novick, who serves as an interested Trustee. The principal responsibilities of the Executive Committee are to (1) act on routine matters between meetings of the Board; (2) act on such matters as may require urgent action between meetings of the Board; and (3) exercise such other authority as may from time to time be delegated to the Executive Committee by the Board. The Board has adopted a written charter for the Executive Committee. During the fiscal year ended December 31, 2014, the Executive Committee held one formal meeting. The Executive Committee met informally numerous times throughout the fiscal year.

The Governance Committee has adopted a statement of policy that describes the experience, qualifications, skills and attributes that are necessary and desirable for potential Independent Trustee candidates (the “Statement of Policy”). The Board believes that each Independent Trustee satisfied, at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. Furthermore, in determining that a particular Independent Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Independent Trustees have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing MIP and protecting the interests of shareholders. Among the attributes common to all Independent Trustees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with MIP’s investment adviser, sub-advisers, other service providers, counsel and Independent Registered Public Accounting Firm, and to exercise effective business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a board member of the Trust and the other funds in the BlackRock Fund Complexes (and any predecessor funds), other investment funds, public companies, non-profit entities or other organizations; ongoing commitment to and participation in Board and Committee meetings, as well as his or her leadership of standing and ad hoc committees throughout the years; or other relevant life experiences.

The table below discusses some of the experiences, qualifications and skills of each of the Trustees that support the conclusion that each Trustee should serve (or continue to serve) on the Board.

Trustees	Experience, Qualifications and Skills
Independent Trustees
David O. Beim	David O. Beim has served for over 16 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy Merrill Lynch Investment Managers, L.P. (“MLIM”) funds. Mr. Beim has served as a professor of finance and economics at the Columbia University Graduate School of Business since 1991 and has taught courses on corporate finance, international banking and emerging financial markets. The Board benefits from the perspective and background gained by his almost 20 years of academic experience. He has published numerous articles and books on a range of topics, including, among others, banking and finance. In addition, Mr. Beim spent 25 years in investment banking, including starting and running the investment banking business at Bankers Trust Company.

Collette Chilton	Collette Chilton recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Ms. Chilton has over 20 years of experience in investment management. She has held the position of Chief Investment Officer of Williams College since October 2006. Prior to that she was President and Chief Investment Officer of Lucent Asset Management Corporation, where she oversaw approximately $40 billion in pension and retirement savings assets for the company. These positions have provided her with insight and perspective on the markets and the economy. The Board benefits from this knowledge and experience.

Frank J. Fabozzi	Frank J. Fabozzi recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Dr. Fabozzi has served for over 25 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Closed-End Complex and its predecessor funds. Dr. Fabozzi holds the designation of Chartered Financial Analyst and Certified Public Accountant. Dr. Fabozzi was inducted into the Fixed Income Analysts Society’s Hall of Fame and is the 2007 recipient of the C. Stewart Sheppard Award and the 2015 recipient of the James R. Vertin Award, both given by the CFA Institute. The Board benefits from Dr. Fabozzi’s experience as a professor and author in the field of finance. Dr. Fabozzi’s experience as a professor at various institutions, including EDHEC Business School, Yale, MIT and Princeton as well as Dr. Fabozzi’s experience as a Professor in the Practice of Finance and Becton Fellow at the Yale University School of Management and as editor of the Journal of Portfolio Management demonstrate his wealth of expertise in the investment management and structured finance areas. Dr. Fabozzi has authored and edited numerous books and research papers on topics in management and financial econometrics, and his writings have focused on fixed-income securities and portfolio management, many of which are considered standard references in the investment management industry. Dr. Fabozzi’s long-standing service on the boards of the funds in the Closed-End Complex also provides him with an understanding of the Fund, its operations, and the business and regulatory issues facing the Fund.

Dr. Matina S. Horner	Dr. Matina S. Horner has served for over ten years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Board benefits from her prior service as Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund, which provided Dr. Horner with management and corporate governance experience. In addition, Dr. Horner served as a professor in the Department of Psychology at Harvard University and served as President of Radcliffe College for 17 years. Dr. Horner also served on various public, private and non-profit boards.

Rodney D. Johnson	Rodney D. Johnson has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 25 years of experience as a financial advisor covering a range of engagements, which has broadened his knowledge of and experience with the investment management business. Prior to founding Fairmount Capital Advisors, Inc., Mr. Johnson served as Chief Financial Officer of Temple University for four years. He served as Director of Finance and Managing Director, in addition to a variety of other roles, for the City of Philadelphia, and has extensive experience in municipal finance. Mr. Johnson was also a tenured associate professor of finance at Temple University and a research economist with the Federal Reserve Bank of Philadelphia.

Herbert I. London	Herbert I. London has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. Dr. London’s experience as president of the Hudson Institute, an internationally recognized think tank and public policy research organization in Washington D.C., from 1997 to 2011, and in various positions at New York University provide both background and perspective on financial, economic and global issues, which enhance his service on the Board. He has authored several books and numerous articles, which have appeared in major newspapers and journals throughout the United States.

Ian A. MacKinnon	Ian A. MacKinnon joined as a member of the boards of the funds in the Equity-Liquidity Complex in 2012. Mr. MacKinnon spent over 25 years in fixed-income investing. He served over 20 years as a portfolio manager at The Vanguard Group and was managing director and head of the Vanguard Fixed Income Group. The Board benefits from the perspective and experience he has gained over 25 years in portfolio management and his expertise in the fixed-income markets. Mr. MacKinnon has also served as a board member of the Municipal Securities Rulemaking Board.

Cynthia A. Montgomery	Cynthia A. Montgomery has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy MLIM funds. The Board benefits from Ms. Montgomery’s more than 20 years of academic experience as a professor at Harvard Business School where she taught courses on corporate strategy and corporate governance. Ms. Montgomery also has business management and corporate governance experience through her service on the corporate boards of a variety of public companies. She has also authored numerous articles and books on these topics.

Joseph P. Platt	Joseph P. Platt has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Platt currently serves as general partner at Thorn Partners, LP, a private investment company. Prior to his joining Thorn Partners, LP, he was an owner, director and executive vice president with Johnson and Higgins, an insurance broker and employee benefits consultant. He has over 25 years of experience in the areas of insurance, compensation and benefits. Mr. Platt also serves on the boards of public, private and non-profit companies.

Robert C. Robb, Jr.	Robert C. Robb, Jr. has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. Mr. Robb has over 30 years of experience in management consulting and has worked with many companies and business associations located throughout the United States. Mr. Robb brings to the Board a wealth of practical business experience across a range of industries.

Toby Rosenblatt	Toby Rosenblatt has served for over 20 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has served as president and general partner of Founders Investments, Ltd., a private investment limited partnership, since 1999, providing him with relevant experience with the issues faced by investment management firms and their clients. Mr. Rosenblatt has been active in the civic arena and has served as a trustee of a number of community and educational organizations for over 30 years.

Mark Stalnecker	Mark Stalnecker recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Mr. Stalnecker has gained a wealth of experience in investing and asset management from his over 13 years of service as the Chief Investment Officer of the University of Delaware as well as from his various positions with First Union Corporation, including Senior Vice President and State Investment Director of First Investment Advisors. The Board benefits from his experience and perspective as the Chief Investment Officer of a university endowment and from the oversight experience he gained from service on various private and non-profit boards.

Kenneth L. Urish	Kenneth L. Urish has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. He has over 30 years of experience in public accounting. Mr. Urish has served as a managing member of an accounting and consulting firm. Mr. Urish has been determined by the Audit Committee to be an audit committee financial expert, as such term is defined in the applicable Commission rules.

Frederick W. Winter	Frederick W. Winter has served for over 15 years on the boards of registered investment companies, most recently as a member of the boards of the funds in the Equity-Liquidity Complex and its predecessor funds, including the legacy BlackRock funds. The Board benefits from Mr. Winter’s years of academic experience, having served as a professor and dean emeritus of the Joseph M. Katz Graduate School of Business at the University of Pittsburgh since 2005, and dean thereof from 1997 to 2005. He is widely regarded as a specialist in marketing strategy, marketing management, business-to-business marketing and services marketing. He has also served as a consultant to more than 50 different firms.

Interested Trustee
Barbara G. Novick	Barbara G. Novick recently joined as a member of the boards of the funds in the Equity-Liquidity Complex. Ms. Novick has extensive experience in the financial services industry, including more than 26 years with BlackRock. Ms. Novick currently is a member of BlackRock’s Global Executive, Global Operating and Corporate Risk Management Committees and chairs BlackRock’s Government Relations Steering Committee. For the first twenty years at BlackRock, Ms. Novick oversaw global business development, marketing and client service across equity, fixed income, liquidity, alternative investment and real estate products, and in her current role, heads BlackRock’s efforts globally on government relations and public policy. Prior to joining BlackRock, Ms. Novick was Vice President of the Mortgage Products Group at the First Boston Corporation and prior to that, was with Morgan Stanley. The Board benefits from Ms. Novick’s wealth of experience and long history with BlackRock and BlackRock’s management practices, investment strategies and products, which stretches back to BlackRock’s founding in 1988.

Ownership of Securities of Certain Entities. The Independent Trustees and their immediate family members, as of December 31, 2014, did not own any securities of BFA or any entity controlling, controlled by, or under common control with BFA or any of its affiliates as of such date, unless noted above.

Compensation of Trustees. Each Trustee who is an Independent Trustee is paid as compensation an annual retainer of $275,000 per year for his or her services as board member of the BlackRock-advised Funds in the Equity Liquidity-Complex, including the Trust and Master Investment Portfolio, and a $10,000 board meeting fee to be paid for each in-person board meeting attended (a $5,000 board meeting fee for telephonic attendance at regular board meetings), for up to five board meetings held in a calendar year (compensation for meetings in excess of this number to be determined on a case-by-case basis), together with out-of-pocket expenses in accordance with a board policy on travel and other business expenses relating to attendance at meetings. Each Independent Trustee receives $10,000 per year for each standing committee on which he or she serves for up to two standing committee assignments but is not paid this amount for serving on a Committee which he or she chairs. The Chair of the Boards is paid an additional annual retainer of $120,000. The Chair of the Audit Committee is paid an additional retainer of $40,000, and the Chairs of the Compliance Committees, Governance Committees and Performance Oversight Committees are each paid an additional annual retainer of $30,000.

The following table sets forth the compensation MIP paid the Trustees on behalf of the Master Portfolio for the fiscal year ended December 31, 2014 and the aggregate compensation paid to them by all BlackRock-advised Funds for the calendar year ended December 31, 2014.

Trustees	S&P 500 Index Master Portfolio	Estimated Annual Benefits Upon Retirement	Aggregate Compensation from the Master Portfolio and Other BlackRock- Advised Funds[1]
Independent Trustees:
David O. Beim[2]	$10,723	None	$330,000
Colette Chilton[3]	None	None	None
Frank J. Fabozzi[3]	$8,273	None	$581,750
Ronald W. Forbes[4]	$12,098	None	$370,000
Dr. Matina S. Horner[5]	$10,723	None	$330,000
Rodney D. Johnson[6]	$12,098	None	$370,000
Herbert I. London	$10,379	None	$320,000
Ian M. MacKinnon	$10,379	None	$320,000
Cynthia A. Montgomery	$10,551	None	$325,000
Joseph P. Platt[7]	$10,723	None	$330,000
Robert C. Robb, Jr.	$10,379	None	$320,000
Toby Rosenblatt	$10,379	None	$320,000
Mark Stalnecker[3]	None	None	None
Kenneth L. Urish[8]	$11,067	None	$340,000
Frederick W. Winter	$10,379	None	$320,000

Interested Trustees:
Paul L. Audet[4]	None	None	None
Henry Gabbay[4]	$7,195	None	$640,000
Barbara G. Novick[3]	None	None	None

[1]	For the number of BlackRock-advised Funds and Portfolios from which each Trustee receives compensation, see the Biographical Information chart earlier in this SAI.
[2]	Chair of the Performance Oversight Committee
[3]	Ms. Chilton, Mr. Stalnecker and Ms. Novick were appointed to serve as Trustees of the Trust and MIP effective January 1, 2015.
[4]	Messrs. Audet and Gabbay resigned as Trustees of the Trust and MIP and Mr. Forbes resigned as a Trustee and Co-Chair of the Board effective December 31, 2014. Messrs. Audet and Forbes also resigned as a director or trustee of all other BlackRock-advised Funds effective December 31, 2014.
[5]	Chair of the Governance Committee
[6]	Co-Chair of the Board
[7]	Chair of the Compliance Committee
[8]	Chair of the Audit Committee

MASTER/FEEDER STRUCTURE

The Stock Index Fund seeks to achieve its investment objective by investing its investable assets in the Master Portfolio, a series of MIP. In other words, the Stock Index Fund is a “feeder fund” into the Master Portfolio. Homestead Funds’ Board of Directors believes that neither the Stock Index Fund nor its shareholders will be adversely affected by investing its assets in the Master Portfolio. However, if another feeder fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Funds’ Board of Directors believes may be available through investment in the Master Portfolio may not be fully achieved. The Stock Index Fund may withdraw its investment in the Master Portfolio only if the Funds’ Board of Directors determines that such action is in the best interests of the Stock Index Fund and its shareholders. Prior to any such withdrawal, the Board of Directors would consider alternative investments, including investing all of the Stock Index Fund’s assets in another investment company with substantially the same investment objective as the Fund or hiring an investment adviser to manage the Fund’s assets in accordance with the investment policies described above with respect to the Fund and the Master Portfolio.

The fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio’s outstanding interests. Whenever the Stock Index Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund either will hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which the Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

Certain policies of the Master Portfolio that are non-fundamental may be changed by the vote of a majority of MIP’s Trustees without interestholder approval. If the Master Portfolio’s investment objective or fundamental or non-fundamental policies are changed, the Stock Index Fund may elect to change its investment objective or policies to correspond to those of the Master Portfolio. The Stock Index Fund also may elect to redeem its interests from the Master Portfolio and either seek a new investment company with a matching investment objective in which to invest or retain its own investment adviser to manage its portfolio in accordance with its investment objective. In the latter case, the Stock Index Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Fund. The Stock Index Fund will provide shareholders with written notice 30 days prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

CODE OF ETHICS

Homestead Funds, RE Advisers, and RE Investment, as well as T. Rowe Price, SSGA FM and MIP, each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that, subject to certain restrictions and provisions, permits their personnel to invest in securities, including securities that may be purchased or held by the Funds or the Master Portfolio, respectively.

PROXY VOTING POLICIES AND PROCEDURES

Proxy Voting of the Funds

The Board of Directors on behalf of Homestead Funds has delegated proxy voting responsibility for securities held by the Funds to RE Advisers as part of its management and administration of the Funds. Except with respect to the International Value Fund and the Growth Fund, RE Advisers will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B, subject to the Board’s continuing oversight.

Pursuant to the subadvisory agreement between RE Advisers and T. Rowe Price, T. Rowe Price will vote proxies for the Growth Fund in accordance with its proxy voting policies and procedures, which are included in Appendix C, subject to the oversight of RE Advisers and the Board. Pursuant to the subadvisory agreement between RE Advisers and SSGA FM, SSGA FM will vote proxies for the International Value Fund in accordance with its proxy voting policies and procedures, which are included in Appendix D, subject to the oversight of RE Advisers and the Board.

Information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling toll free 800.258.3030 or (2) by accessing the Funds’ Form N-PX on the SEC’s website at sec.gov.

Proxy Voting Policies of the Master Portfolio

The Board of Trustees of MIP has delegated the voting of proxies for the Master Portfolio’s securities to BFA pursuant to MIP’s proxy voting guidelines. Under these guidelines, BFA will vote proxies related to the securities held by the Master Portfolio in the best interests of the Master Portfolio and its stockholders. From time to time, a vote may present a conflict between the interests of the Master Portfolio’s stockholders, on the one hand, and those of BFA, or any affiliated person of MIP or BFA, on the other. In such event, provided that Blackrock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”) is aware of the real or potential conflict or material non-routine matter and if the Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Committee may retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BFA’s clients. If BFA determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with BlackRock’s Portfolio Management Group and/or BlackRock’s Legal and Compliance Department and concluding that the vote cast is in its clients’ best interests notwithstanding the conflict. A copy of MIP’s Proxy Voting Policies is attached as Appendix E.

Information on how the Master Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at blackrock.com and (ii) on the SEC’s website at sec.gov.

PRINCIPAL HOLDERS OF SECURITIES

Set forth below is certain information with respect to those shareholders of Homestead Funds who owned of record 5% or more of the outstanding shares of a Fund on August 31, 2015.

FUND NAME	NAME AND ADDRESS	PERCENT OF FUND
Daily Income Fund	RE Advisers Corporation[1] Arlington, VA 22203	6.18%

Value Fund	Pershing, LLC[2] Jersey City, NJ 07303-2052	19.57%

Small-Company Stock Fund	Charles Schwab & Co, Inc. for the Exclusive Benefit of Our Customers [2] San Francisco, CA 94104-4151	30.14%

	National Financial Services LLC for the Exclusive Benefit of Our Customers [2] New York, NY 10281	15.75%

	TD Ameritrade Inc. for the Exclusive Benefit of Our Clients [2] Omaha, NE 68103-2226	13.93%

	Pershing, LLC[2] Jersey City, NJ 07303-2052	13.29%

FUND NAME	NAME AND ADDRESS	PERCENT OF FUND
International Value Fund	T. Rowe Price Retirement Plan Services Inc. FBO Intermountain Healthcare[3] Owings Mills, MD 21117-4903	58.29%

	Mac & Co.[3] Pittsburgh, PA 15230-3198	14.25%

[1]	RE Advisers is the owner of record.
[2]	The Fund’s shares are sold through channels including broker-dealer intermediaries that may establish single, omnibus accounts with the Fund’s transfer agent. The beneficial owners of these shares are the individual and other investors who maintain accounts within these broker-dealer intermediaries.
[3]	T. Rowe Price Retirement Plan Services Inc., FBO Intermountain Healthcare and Mac & Co. maintain retirement plan accounts for Intermountain Healthcare, a nonprofit health system (“Intermountain Plan”). Intermountain Plan is presumed by Item 18(a) of Form N-1A (the registration statement for open-end investment companies such as Homestead Funds) to have a control position in the International Value Fund by virtue of its greater than 25% ownership of the outstanding voting securities of the Fund. Intermountain Plan, however, has indicated that it is a passive shareholder of that Fund. The International Value Fund is overseen by its Board of Directors and its affairs are managed on a day-to-day basis by its officers and RE Advisers, its investment manager.

MANAGEMENT OWNERSHIP

As of August 31, 2015, Directors and officers of the Funds as a group owned less than 1% of the outstanding shares of any of the Funds.

INVESTMENT MANAGEMENT AND OTHER SERVICES

RE Advisers

RE Advisers, 4301 Wilson Boulevard, Arlington, VA 22203, serves as investment manager of the Daily Income Fund, Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund pursuant to separate Investment Management Agreements that have been annually approved by the Board of Directors of Homestead Funds, including a majority of Independent Directors. RE Advisers was launched in 1990 and, as of December 31, 2014, managed approximately $3.21 billion for mutual funds and private advisory clients. The directors and the principal executive officers of RE Advisers are Stephen J. Kaszynski, Amy DiMauro, Martin J. Lowery, Cynthia L. Dove, Danielle C. Sieverling and
Kelly Whetstone.

RE Advisers is a direct subsidiary of RE Investment, which is a wholly-owned subsidiary of NRECA United, Inc., a holding company organized and wholly owned by NRECA to hold stock of certain NRECA subsidiaries.

In addition to the duties set forth in the prospectus, RE Advisers, in furtherance of such duties and responsibilities, is authorized and has agreed to provide or perform the following functions: (1) formulate and implement a continuing investment program for use in managing the assets and resources of each Fund in a manner consistent with each Fund’s investment objectives, strategies, policies and restrictions, which program may be amended and updated from time to time to reflect changes in financial and economic conditions; (2) make all determinations with respect to the investment of each Fund’s assets in accordance with (a) applicable law, (b) each Fund’s investment objectives, strategies, policies and restrictions as provided in Homestead Funds’ prospectus and SAI, as amended from time to time, (c) provisions of the Code relating to regulated investment companies, and (d) such other limitations as the Board of Directors of Homestead Funds may impose by written notice; (3) make all determinations as to the purchase or sale of portfolio securities, including advising the Board of Directors as to certain matters involving each Fund’s portfolio securities that are not in the nature of investment decisions; (4) buy, sell, exchange, convert for each Fund’s use, and otherwise trade in portfolio securities and other assets; (5) furnish to the Board of Directors periodic reports concerning RE Advisers’ economic outlook and investment strategy, as well as information concerning each Fund’s portfolio activity and investment performance; (6) select the broker-dealers, underwriters, or issuers to be used, place orders for the execution of portfolio transactions with such broker-dealers, underwriters or issuers, and negotiate the commissions (if any) for the execution of transactions in securities with or through such broker-dealers, underwriters or issuers selected by RE Advisers; (7) obtain and evaluate business and financial information in connection with the exercise of its duties; (8) determine the quality of the Daily Income Fund’s portfolio; (9) determine the creditworthiness of the issuers, obligors, or guarantors of portfolio securities; and (10) evaluate the creditworthiness of any entities with which the Funds propose to engage in repurchase transactions. With respect to the Growth Fund and the International Value Fund, RE Advisers also is authorized to (1) supervise and monitor the investment activities of any subadviser approved for a Fund by the Board and (2) delegate all or any portion of its responsibilities under an Investment Management Agreement with a Fund to one or more subadvisers subject to the supervision and oversight of RE Advisers and the Board.

In addition, RE Advisers has agreed to provide, or arrange for a related company to provide, a number of administrative services to Homestead Funds (including the Stock Index Fund, with which RE Advisers has an administration agreement with Homestead Funds on behalf of) including: maintenance of the Funds’ corporate existence and corporate records; maintenance of the registration and qualification of each Fund’s shares under federal and state law; coordination and supervision of the financial, accounting and administrative functions for each Fund; selection, coordination of the activities of, supervision and service as liaison with various agents and other parties employed by the Funds (e.g., custodian, transfer agent, accountants and attorneys); and assistance in the preparation and development of all shareholder communications and reports. RE Advisers also will furnish to or place at the disposal of the Funds such information, reports, evaluations, analyses and opinions as the Funds may, from time to time, reasonably request or which RE Advisers believes would be helpful to the Funds.

Under a Joint Services Agreement by and between NRECA, RE Advisers and RE Investment, NRECA has agreed to provide personnel, property and services to RE Investment and RE Advisers in carrying out their responsibilities and services under agreements with Homestead Funds. In turn, RE Advisers has agreed to provide, without cost to Homestead Funds, persons (who are directors, officers, or employees of RE Advisers) to serve as directors, officers, or members of any committees of the Board of Directors of Homestead Funds. As between Homestead Funds and RE Advisers, RE Advisers has agreed to pay all necessary salaries, expenses and fees, if any, of the directors, officers and employees of Homestead Funds who are employed by RE Advisers.

As compensation for its services and for the expenses which it assumes, the Funds pay RE Advisers, on a monthly basis, an investment management fee based on each Fund’s average daily net assets at the following annualized rates:

Daily Income Fund	.50% of average daily net assets

Short-Term Government Securities Fund	.45% of average daily net assets

Short-Term Bond Fund	.60% of average daily net assets

Value Fund	.65% of average daily net assets up to $200 million; .50% of average daily net assets up to the next $200 million; and .40% of average daily net assets in excess of $400 million

Growth Fund	.65% of average daily net assets up to $250 million; and .60% of average daily net assets over $250 million

Small-Company Stock Fund	.85% of average daily net assets up to $200 million; and .75% of average daily net assets in excess of $200 million

International Value Fund	.75% of average daily net assets up to $300 million; .65% of average daily net assets up to the next $100 million; .55% of average daily net assets up to the next $100 million and .50% of average net assets in excess of $500 million

As compensation for its services and for the expenses which it assumes, the Stock Index Fund pays RE Advisers, on a monthly basis, an administration fee at an annualized rate of .25% of the Fund’s average daily net assets.

The management fees or administration fees before waivers, charged by RE Advisers to each Fund during the past three years ended December 31, were as follows:

Fund	2014	2013	2012
Daily Income Fund	$1,049,974	$1,038,445	$1,011,111
Short-Term Government Securities Fund	$371,542	$408,494	$403,204
Short-Term Bond Fund	$3,340,681	$2,869,281	$2,415,382
Stock Index Fund(1)	$271,279	$219,098	$171,748
Value Fund	$4,192,598	$3,563,379	$3,032,319
Growth Fund	$545,178	$355,633	$252,345
Small-Company Stock Fund	$7,261,337	$4,777,877	$2,400,128
International Value Fund	$1,643,567	$1,431,337	$1,159,004

(1)	Administration fees paid to RE Advisers.

The Funds have entered into a contractual Expense Limitation Agreement with RE Advisers. The Expense Limitation Agreement provides that to the extent that the annual operating expenses incurred by a Fund through April 30, 2016, exceed: .80% of the Daily Income Fund’s and Short-Term Bond Fund’s average daily net assets; .75% of the Short-Term Government Securities Fund’s and Stock Index Fund’s average daily net assets; 1.25% of the Value Fund’s average daily net assets; .95% of the Growth Fund’s average daily net assets; 1.50% of the Small-Company Stock Fund’s average daily net assets; and .99% of the International Value Fund’s average daily net assets (the “Operating Expense Limit”), such excess amount will be the liability of RE Advisers. To determine RE Advisers’ liability for each Fund’s expenses, the actual expenses of each Fund will be compared to the Operating Expense Limit. If a Fund’s year to date operating expenses for any month exceed the year to date Operating Expense Limit, RE Advisers shall first waive or reduce its investment management or administration fee for such month, as appropriate, to the extent necessary to reduce the amount of the operating expense to the amount of the Operating Expense Limit. In the event the excess amount exceeds the amount of the investment management fee for the month, RE Advisers, in addition to waiving its entire investment management fee for such month, shall also assume as its own expense and reimburse each Fund for the difference between the excess amount and the investment management or administration fee; provided, however, that an adjustment, if necessary, will be made on or before the last day of the first month of the next succeeding fiscal year, if the annual operating expenses for the fiscal year do not exceed the Operating Expense Limit.

Additionally, for the Daily Income Fund, in light of current economic and market conditions, which became effective on August 14, 2009, RE Advisers has implemented a voluntary fee waiver and expense reimbursement arrangement. Under this voluntary arrangement, RE Advisers has agreed to waive fees or reimburse expenses to assist the Daily Income Fund in attempting to maintain a positive yield. There is no guarantee that the Daily Income Fund will maintain a positive yield. This voluntary arrangement, which is in addition to the contractual waiver already in place with respect to the Daily Income Fund, may be revised, discontinued or re-continued at any time.

Effective September 15, 2015, SSGA FM became subadviser to the International Value Fund and will remain the subadviser to the International Value Fund until the earlier of (a) a permanent subadviser is selected and can be approved by a shareholder vote, or (b) 150 days following the date of termination of the prior subadviser’s contract. During the time that SSGA FM serves as the interim subadviser, RE Advisers has contractually agreed to waive its advisory fees in an amount equal to the difference of the subadvisory fee it would have paid the prior subadviser and the amount it pays the interim subadviser. As a result of this fee waiver, the total annual operating expenses during this interim period are estimated to be 0.47% of the International Value Fund’s average daily net assets.

The management fees or administration fees waived by RE Advisers for each Fund during the past three years ended December 31 were as follows:

Fund	2014	2013	2012
Daily Income Fund(1)	$1,049,974	$1,038,445	$1,011,111
Short-Term Government Securities Fund	$0	$0	$0
Short-Term Bond Fund	$0	$0	$0
Stock Index Fund	$0	$0	$0
Value Fund	$0	$0	$0
Growth Fund	$20,195	$47,401	$64,096
Small-Company Stock Fund	$0	$0	$0
International Value Fund	$0	$0	$0

(1)	During the years ended December 31, 2014, 2013, and 2012, RE Advisers reimbursed Daily Income Fund $150,822, $110,249 and $37,966, respectively, in addition to waiving the entire management fee.

T. ROWE PRICE

T. Rowe Price, located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as the subadviser to the Growth Fund. T. Rowe Price, a global investment management firm founded in 1937 by Thomas Rowe Price, offers individuals and institutions around the world investment management guidance and expertise. As of December 31, 2014, T. Rowe Price managed over $746.8 billion in assets.

Pursuant to a subadvisory agreement with RE Advisers, T. Rowe Price furnishes a continuous investment program for the Growth Fund and manages the Fund’s portfolio on a day-to-day basis, subject to the supervision of RE Advisers and the Board. For its subadvisory services to the Fund, RE Advisers has agreed to pay T. Rowe Price a fee calculated using the monthly rates below, applied to the net assets of the Growth Fund:

.50% of the first $50 million;*

.40% of the next $50 million;

.40% on all assets when assets exceed $100 million; and

.375% on assets above $250 million.

*	T. Rowe Price has contractually agreed to waive the first breakpoint of .50% until the Fund’s net assets reach the next breakpoint.

For the fiscal years ended December 31, 2014, 2013 and 2012, RE Advisers paid T. Rowe Price subadvisory fees of $335,911, $218,851 and $174,760, respectively.

SSGA FM

SSGA FM, located at State Street Financial Center, One Lincoln Street, Boston, MA 02111-2900, serves as the interim subadviser to the International Value Fund. SSGA FM is a wholly owned subsidiary of State Street Corporation. SSGA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSGA”), the investment management arm of State Street Corporation. As of June 30, 2015, SSGA FM managed approximately $376.28 billion in assets and SSGA managed approximately $2.37 trillion in assets.

Pursuant to a subadvisory agreement with RE Advisers, SSGA FM furnishes a continuous investment program for the International Value Fund and manages the Fund’s portfolio on a day-to-day basis, subject to the supervision of RE Advisers and the Board. For its subadvisory services to the Fund, RE Advisers has agreed to pay SSGA FM a fee on a monthly basis at an annualized rate of .05% of the average daily net assets of the International Value Fund.

MERCATOR ASSET MANAGEMENT, L.P.

Mercator Asset Management, L.P. (“Mercator”) served as subadviser to the International Value Fund until September 8, 2015. Mercator is an asset management firm founded in 1984 and located at Boca Center, 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486. For the fiscal years ended December 31, 2014, 2013 and 2012, RE Advisers paid Mercator subadvisory fees of $954,196, $894,321 and $763,121, respectively.

BFA

The investment adviser to the Master Portfolio is BFA. BFA is a wholly-owned subsidiary of BlackRock, Inc. Pursuant to an investment advisory contract (“Advisory Contract”) with the Master Portfolio, BFA provides investment guidance and policy direction in connection with the management of the Master Portfolio’s assets. Pursuant to the Advisory Contract, BFA furnishes to MIP’s Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio. The Advisory Contract is required to be approved annually by (i) MIP’s Board of Trustees or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting interests of the Master Portfolio, provided that in either event the continuance also is approved by a majority of MIP’s Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of MIP or BFA, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Contract is terminable without penalty, on 60 days written notice by MIP’s Board of Trustees or by vote of a majority of the interestholders in the Master Portfolio or, on not less than 60 days written notice, by BFA. The Advisory Contract will terminate automatically if assigned.

Effective as of April 30, 2015, BFA is entitled to receive monthly fees at the annual rate of 0.04% of the average daily net assets of the Master Portfolio as compensation for its advisory services to the Master Portfolio. The Advisory Contract provides that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolio borne proportionately by its interestholders, such as the Stock Index Fund. Prior to April 30, 2015, BFA received monthly fees at the annual rate 0.05% of the average daily net assets of the Master Portfolio as compensation for its advisory services to the Master Portfolio.

For the fiscal years ended December 31, 2014, 2013 and 2012, BFA received investment advisory fees from the Master Portfolio of $2,482,149, $1,830,937 and $864,118, respectively.

A proportionate share of the fees and expenses of the Independent Trustees of the Master Portfolio, counsel to the Independent Trustees of the Master Portfolio and the independent registered public accounting firm that provides audit and non-audit services in connection with the Master Portfolio (collectively referred to as the “Master Portfolio Independent Expenses”) are paid directly by the Master Portfolio. BFA has contractually undertaken to reimburse or provide an offsetting credit to the Master Portfolio for such Master Portfolio Independent Expenses through April 30, 2016. For the fiscal years ended December 31, 2012, 2013 and 2014, BFA provided offsetting credits, in the amounts of $94,369, $162,959 and $270,108, respectively, against advisory fees paid by the Master Portfolio.

PORTFOLIO MANAGERS

RE ADVISERS

Other Accounts Managed

The table below shows information regarding the other accounts, aside from Homestead Funds, for which each portfolio manager is primarily responsible for managing as of December 31, 2014.

Name of Portfolio Manager	Category of Accounts	Number of Accounts Managed in Each Category of Account	Total Assets in Accounts Managed Within Each Category
Mark Ashton	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	3	$3,908 million
	Other Accounts	1	$36 million

Prabha Carpenter	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	3	$3,908 million
	Other Accounts	1	$36 million

Gregory Halter	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	3	$3,908 million
	Other Accounts	1	$36 million

Marc Johnston*	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	0	N/A
	Other Accounts	1	$1.9 million

Douglas Kern	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	4	$2,461 million
	Other Accounts	3	$32 million

Peter Morris**	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	3	$3,908 million
	Other Accounts	1	$36 million

John Szczur**	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	0	N/A
	Other Accounts	1	$1.9 million

Stuart Teach**	Registered Investment Companies	0	N/A
	Other Pooled Investment Vehicles	3	$3,908 million
	Other Accounts	1	$36 million

*	Mr. Johnston became a portfolio manager effective May 1, 2015. Numbers shown are as of March 31, 2015.
**	Mr. Morris and Mr. Teach resigned as portfolio managers on January 31, 2015. Mr. Szczur resigned as a portfolio manager effective April 30, 2015.

None of the accounts above pay a performance-based advisory fee.

Each Fund and account has its own set of investment objectives on which the portfolio managers base their investment decisions. In pursuing the investment objectives of each (including proprietary accounts), the portfolio managers could encounter potential conflicts of interest. These potential conflicts could result from the Funds and accounts having different investment objectives, benchmarks, time horizons, and/or other attributes which factor into the portfolio managers’ judgments and the portfolio managers having to allocate their time and investment ideas across the Funds and accounts. Though unlikely, it is possible a portfolio manager may execute a transaction for one Fund or account that may unintentionally impact (either positively or negatively) the value of securities held by another. Securities selected for accounts other than a Fund’s portfolio may or may not outperform the securities selected for the Fund’s portfolio.

Compensation of Portfolio Managers

RE Advisers compensation programs generally follow the policies and practices of its indirect parent company, NRECA. NRECA and RE Advisers strive to maintain a competitive compensation program designed to attract and retain staff. NRECA periodically engages the services of an outside consulting firm to provide an independent competitive market analysis and recommendations specific to the portfolio managers’ compensation program. In between formal studies, NRECA internally monitors portfolio manager compensation and assesses against then-current market data. Portfolio managers are compensated with a combination of base pay and variable pay based on portfolio performance. Internal portfolio managers are responsible for managing portfolios for a defined benefit plan, a defined contribution plan, a group insurance plan, a mutual fund, and outside clients. Elements of the compensation program are described below.

Base pay: Base pay is reviewed annually and adjusted as needed based on competitive market increases in base pay, as reported by national and local salary surveys.

Variable pay: Portfolio managers may be eligible to receive an annual incentive plan payment (“payment”). Annual payments are based on an applicable portfolio’s one year annual total rates of return before taxes as of December 31. Portfolio managers are eligible to receive a payment on portfolios that the manager is responsible for managing, which includes NRECA-sponsored 401(k) Plan (defined contribution plan), Retirement Security Plan (defined benefit plan) and Group Insurance Plan (health and welfare plan), in addition to the Homestead Funds. The average of the rates of return of all portfolios that the manager is responsible for managing is compared to the average return of the relevant benchmark rates for the same period. Internally managed portfolios’ returns are measured gross of expenses. Performance is taken from independent third-party sources such as Bank of New York Mellon, Lipper, State Street Bank, etc., depending on the fund and appropriateness of the comparison.

Eligible portfolio managers receive an annual growth incentive bonus by applying a payout rate to the net revenue earned during the performance year on the net shareholder investments into applicable Funds. The payout is equally split between eligible portfolio managers and paid in cash.

Retention Plan: If eligible, deferred payments are made on an annual basis and vested based on a defined schedule to a nonqualified deferred compensation plan subject to Section 457(f) of the Code.

Other cash payments: If eligible, cash payments may be made on an annual basis representing replacement value of certain benefits otherwise capped by Code limits that apply to the NRECA-sponsored 401(k) Plan (e.g., 401(k) employer match). Cash payments will vary based on Code limitations, current NRECA 401(k) plan employer contributions, stated matches (if applicable), and incumbent base salaries. If vested in the nonqualified deferred compensation plan relating to the Retirement Security Plan, as discussed below, an annual cash payment will be made in accordance with Section 409 of the Code. These payments represent the annual accrual benefit earned during the calendar year. Also, employees that may have deferred receipt of cash compensation under a defunct Employee Option Purchase Plan may also receive annual cash payments from the Plan based on the value of distributions earned.

Other benefits: NRECA offers a nonqualified deferred compensation plan subject to Section 457(b) of the Code to a select group of employees, which may include portfolio managers and other investment professionals. Participation in this plan is optional and affords participants the tax benefits of deferring receipt of a limited portion of base pay. All other benefit plans and programs are available to all employees.

The table below shows the dollar range of Fund shares as of December 31, 2014 beneficially owned by each portfolio manager in the Fund(s) that he manages.

Name of Portfolio Manager	Dollar Range Of Securities Owned In The Fund
Mark Ashton	Value Fund $500,001-$1,000,000 Small-Company Stock Fund Over $1,000,000

Prabha Carpenter	Value Fund $100,001-$500,000 Small-Company Stock Fund $100,001-$500,000

Gregory Halter	Value Fund $10,001-$50,000 Small-Company Stock Fund $10,001-$50,000

Marc Johnston*	Daily Income Fund $1-$10,000

Doug Kern	Short-Term Government Securities Fund None Short-Term Bond Fund $1-$10,000

Peter Morris**	Value Fund $500,001-$1,000,000 Small-Company Stock Fund Over $1,000,000

John Szczur**	Daily Income Fund $10,001-$50,000

Stuart Teach**	Value Fund Over $1,000,000 Small-Company Stock Fund Over $1,000,000

*	Mr. Johnston became a portfolio manager effective May 1, 2015. Figures for Mr. Johnston are as of March 31, 2015.
**	Mr. Morris and Mr. Teach resigned as portfolio managers effective January 31, 2015. Mr. Szczur resigned as a portfolio manager effective April 30, 2015.

T. ROWE PRICE

The table below shows information regarding the accounts managed by the portfolio manager as of December 31, 2014:

Robert W. Sharps	Total # of Accounts Managed	Total Assets (in millions)
Registered investment companies	6	$17,140.18
Other pooled investment vehicles	2	$2,192.69
Other accounts	54	$14,015.21

None of the accounts listed above has performance-based fees.

Portfolio managers at T. Rowe Price typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price has adopted brokerage and trade allocation policies and procedures which it believes are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, T. Rowe Price portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price Funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price, as appropriate, evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad-based index set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and those funds are the same as those presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring other; and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

The compensation structure is used for all portfolios managed by the portfolio manager.

As of December 31, 2014, Robert W. Sharps did not beneficially own any shares of the Growth Fund.

SSGA FM

The table below shows information regarding the other accounts managed by the portfolio management team as of June 30, 2015:

	Number of Other Accounts Managed*
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Dwayne Hancock, CFA	140	384	326
	$185.09 Billion	$479.82 Billion	$258.90 Billion
Teddy Wong	140	384	326
	$185.09 Billion	$479.82 Billion	$258.90 Billion
*	Please note that the assets are managed on a team basis. This table refers to accounts of the Global Equity Beta Solutions Team of SSGA.

None of the accounts listed above has performance-based fees.

Portfolio Manager Compensation Overview

The compensation of SSGA FM’s investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street Corporation performance, SSGA performance, and individual performance. Each year State Street Corporation’s Global Human Resources department participates in compensation surveys in order to provide SSGA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street Corporation and SSGA business results, State Street Corporation allocates an incentive pool to SSGA to reward its employees. Because the size of the incentive pool is based on the firm’s overall profitability and performance against risk-related goals, each staff member is motivated to contribute both as an individual and as a team member.

The incentive pool is allocated to the various functions within SSGA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Portfolio Manager Potential Material Conflicts of Interest

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Fund. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

SSGA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSGA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

As of August 31, 2015, neither Dwayne Hancock nor Teddy Wong beneficially owned any shares of the International Value Fund.

BFA

As of December 31, 2014, the individuals named as members of the portfolio management team of the Master Portfolio were also primarily responsible for the day-to-day management of certain types of other portfolios and/or accounts, as indicated in the table below:

	Number of Other Accounts Managed and Assets by Account Type
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Christopher Bliss, CFA, CPA	62	208	164
	$63.64 Billion	$480.4 Billion	$447.8 Billion
Alan Mason	305	406	280
	$666.3 Billion	$500.7 Billion	$476.9 Billion
Greg Savage, CFA	305	89	2
	$675.2 Billion	$36.17 Billion	$172.2 Billion

The below table reflects, for the listed Portfolio Management Team members of the S&P 500 Index Master Portfolio, the number of portfolios or accounts of the types enumerated in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts, as of December 31, 2014:

	Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Christopher Bliss, CFA, CPA	0	0	0
	$0	$0	$0
Alan Mason	0	0	0
	$0	$0	$0
Greg Savage, CFA	0	0	0
	$0	$0	$0

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of December 31, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Messrs. Bliss, Mason and Savage

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Bliss and Savage is not measured against a specific benchmark.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Bliss, Mason and Savage have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of these funds are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street”), 801 Pennsylvania Avenue, Kansas City, MO 64105, is the custodian of the securities and cash owned by the Funds. State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of Homestead Funds, computing the net asset value of each Fund, calculating each Fund’s standardized performance information and performing other administrative duties, all as directed by persons authorized by Homestead Funds. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends or payment of expenses of the Funds or Homestead Funds. Portfolio securities of the Funds purchased in the United States are maintained in the custody of State Street and may be entered into the Federal Reserve Book Entry System or the security depository system of the Depository Trust Company. Pursuant to the Custodian Agreement, portfolio securities purchased outside the United States are maintained in the custody of various foreign custodians, including foreign banks and foreign securities depositories, as are approved and reviewed by the Board of Directors, in accordance with regulations under the 1940 Act. The Funds may invest in obligations of State Street and may purchase or sell securities from or to State Street to the extent permissible by each Fund’s investment objectives, strategies, policies, restrictions and applicable laws. State Street is an affiliate of SSGA FM, which serves as subadviser to the International Value Fund.

National Financial Data Services, Inc., doing business as BFDS, P.O. Box 219486, Kansas City, MO 64121, is the transfer agent and dividend disbursing agent for the Funds and provides the Funds with various shareholder services, including shareholder statements and responses to shareholder inquiries, as well as recordkeeping and distribution services.

BROKERAGE ALLOCATION AND OTHER PRACTICES

RE ADVISERS

Fund Transactions

Subject to the general supervision of the Board of Directors, RE Advisers is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of each Fund. RE Advisers also is responsible for the implementation of those decisions, including the selection of broker-dealers to effect portfolio transactions, the negotiation of commissions and the allocation of principal business and portfolio brokerage.

Purchases and sales of common stock and other equity securities are usually affected on an exchange through brokers that charge a commission. The purchase of money market instruments and other debt securities traded in the over-the-counter market usually will be on a principal basis directly from issuers or dealers serving as primary market makers. Occasionally, equity securities may be traded in the over-the-counter market as well. The price of such money market instruments and debt securities, as well as equity securities traded in the over-the counter market, is usually negotiated, on a net basis, and no brokerage commissions are paid. Commissions are frequently paid for securities traded in the over-the-counter market. Transactions in such securities with dealers usually include the dealer’s “mark-up” or “mark-down.” Money market instruments and other debt securities as well as certain equity securities may also be purchased in underwritten offerings, which include a fixed amount of compensation to the underwriter, generally referred to as the underwriting discount or concession.

RE Advisers has a fiduciary duty to the Funds to seek best execution. To support its duty of best execution, RE Advisers has formed a Brokerage Committee (the “Committee”) with the objective of periodically reviewing and assessing best execution of both equity and fixed-income trades, reviewing commissions paid and reviewing each broker’s brokerage services (e.g., quality of research, responsiveness, support and executions) for each of the Funds. The Committee consists of the portfolio manager team, analysts, the Chief Compliance Officer and adequate representation from investment operations. The Chief Compliance Officer is a non-voting member of the Committee. The Committee meets at least quarterly to review the criteria used in evaluating each broker-dealer’s brokerage service, as well as to evaluate each broker-dealer on the approved broker list. The Committee evaluates supporting documentation, including best execution analytics, commission reports and brokerage services provided and documents its evaluation process.

In selecting a broker-dealer for each specific transaction, RE Advisers chooses a broker-dealer from the Committee’s approved broker list, which it deems most capable of providing the services necessary to obtain the most favorable execution. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: market maker in a particular security, liquidity, price, timing, research, bunched trades, capability of floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from multiple broker-dealers.

It is RE Advisers’ policy that transactions will not be allocated to broker-dealers based on the sale of Homestead Funds’ shares. However, RE Advisers is not prohibited from using broker-dealers who sell shares of Homestead Funds so long as the sale of Fund shares is not considered when selecting the broker-dealer for the transaction.

In placing orders for each Fund, RE Advisers, subject to seeking best execution, is authorized pursuant to the Investment Management Agreements to cause each Fund to pay broker-dealers that furnish brokerage and research services (as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) a higher commission than that which might be charged by another broker-dealer that does not furnish such brokerage and research services or who furnishes services of lesser value. However, such higher commissions must be deemed by RE Advisers as reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall decision-making responsibilities of RE Advisers with respect to Homestead Funds or other accounts, as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act).

RE Advisers does not attempt to put a specific dollar value on the services rendered or to allocate the relative costs or benefits of those services among investment advisory clients, believing that the research RE Advisers receives will help RE Advisers to fulfill its overall duty to its investment advisory clients. RE Advisers may not use each particular research service, however, to service each investment advisory client. As a result, a client may pay brokerage commissions that are used, in part, to purchase research services that are not used to benefit its account. Brokerage firms offering no research services that make securities available for trading may be used. Broker-dealers selected by RE Advisers may be paid commissions for effecting transactions for RE Advisers’ clients that exceed the amounts other broker-dealers would have charged for effecting these transactions if RE Advisers determines in good faith that such amounts are reasonable in relation to the value of the brokerage and/or research services provided by those broker-dealers, viewed either in terms of a particular transaction or RE Advisers overall duty to its discretionary investment advisory client accounts.

The Committee reviews the soft dollar services received, the brokerage arrangements and the commissions paid to determine whether the commissions paid were reasonable in light of the brokerage and research services received and that the services received are soft dollar eligible under the Section 28(e) safe harbor.

The brokerage commission fees paid to brokers that provided research and other brokerage services to RE Advisers during the past three fiscal years were as follows:

Fund	2014	2013	2012
Daily Income Fund	$—	$—	$—
Short-Term Government Securities Fund	$—	$—	$—
Short-Term Bond Fund	$—	$—	$—
Stock Index Fund	$—	$—	$—
Value Fund	$92,753	$48,088	$46,851
Growth Fund	$25,425	$18,666	$15,541
Small-Company Stock Fund	$374,251	$522,494	$315,654
International Value Fund	$178,719	$100,685	$93,150

RE Advisers currently provides investment advice to the Funds as well as certain private advisory accounts. In addition, persons employed by RE Advisers currently provide investment advice to and supervision and monitoring of a qualified defined benefit plan, a qualified defined contribution plan and a welfare benefit plan provided by NRECA for its employees and employees of its rural electric cooperative members (“NRECA Plans”). Some of the NRECA Plans and other accounts have investment objectives and strategies similar to certain Funds. Accordingly, occasions may arise when RE Advisers and the NRECA investment personnel may engage in simultaneous purchase and sale transactions of securities that are consistent with the investment objectives and strategies of the Funds, the NRECA Plans and other accounts.

On those occasions when such simultaneous investment decisions are made, RE Advisers and the NRECA investment personnel allocate purchase and sale transactions in an equitable manner according to written procedures approved by the Funds’ Board of Directors. Specifically, such written procedures provide that, in allocating purchase and sale transactions made on a combined basis, RE Advisers and the NRECA investment personnel will seek to achieve the same average unit price of securities for each entity and will seek to allocate, as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased or sold by each entity.

Such procedures may, in certain instances, be either advantageous or disadvantageous to particular Funds.

The following lists the Funds’ holdings in securities of its regular brokers and dealers at December 31, 2014:

Fund	Broker Dealer	Market Value
Daily Income Fund	Wells Fargo Securities, LLC	$1,140,389
Short-Term Bond Fund	JP Morgan Chase & Co.	$12,571,495
Short-Term Bond Fund	Bank of America Securities	$3,538,988
Short-Term Bond Fund	Credit Suisse Securities LLC	$1,983,287

Short-Term Bond Fund	Key Bank	$1,073,706
Short-Term Bond Fund	Morgan Stanley	$701,389
Short-Term Government Securities Fund	Barclays Capital	$170,625
Short-Term Government Securities Fund	Wells Fargo Securities, LLC	$99,250
Value Fund	JP Morgan Chase & Co.	$32,391,408
International Value Fund	Danske Bank AS	$4,199,396
International Value Fund	HSBC Finance Corp.	$3,702,501
International Value Fund	Daiwa Securities	$3,621,657
Growth Fund	Morgan Stanley	$1,897,320
Growth Fund	State Street Bank & Trust	$1,146,100

SSGA FM

Primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions for the International Value Fund. When securities transactions are effected on a stock exchange, the Fund will pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, SSGA FM relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

In selecting a broker/dealer for each specific transaction, SSGA FM chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution and does not take the sale of Fund shares into account. SSGA FM considers the full range of brokerage services applicable to a particular transaction that may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability, underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. SSGA FM will also use electronic crossing networks when appropriate.

SSGA FM does not currently use the International Value Fund’s assets for, or participate in, third party soft dollar arrangements, although SSGA FM may receive proprietary research from various full service brokers, the cost of which is bundled with the cost of the broker’s execution services. SSGA FM does not “pay up” for the value of any such proprietary research. SSGA FM may aggregate trades with clients of SSGA, whose commission dollars may be used to generate soft dollar credits for SSGA. Although SSGA FM’s clients’ commissions are not used for third party soft dollars, SSGA FM’s and SSGA’s clients may benefit from the soft dollar products/services received by SSGA.

SSGA FM assumes general supervision over placing orders on behalf of the International Value Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the International Value Fund and one or more other investment companies or clients supervised by SSGA FM are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by SSGA FM. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the International Value Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

BFA

Since the Homestead Stock Index Fund invests all of its assets in the Master Portfolio, set forth below is a description of the Master Portfolio’s policies governing portfolio securities transactions.

Subject to policies established by the Board of Directors, BFA is primarily responsible for the execution of a Master Portfolio’s portfolio transactions and the allocation of brokerage. BFA does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Master Portfolio, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.

While BFA generally seeks reasonable trade execution costs, a Master Portfolio does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, BFA may select a broker based partly upon brokerage or research services provided to BFA and its clients, including a Master Portfolio. In return for such services, BFA may cause a Master Portfolio to pay a higher commission than other brokers would charge if BFA determines in good faith that the commission is reasonable in relation to the services provided.

In the case of Feeder Funds, because each Feeder Fund generally invests exclusively in beneficial interests of a Master Portfolio, it is expected that all transactions in portfolio securities will be entered into by the Master Portfolio.

In selecting brokers or dealers to execute portfolio transactions, BFA seeks to obtain the best price and most favorable execution for the Master Portfolio, taking into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) BFA’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) BFA’s knowledge of any actual or apparent operational problems of a broker or dealer.

Section 28(e) of the Exchange Act (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions under certain conditions. Brokerage and research services include: (1) furnishing advice as to the value of securities, including pricing and appraisal advice, credit analysis, risk measurement analysis, performance and other analysis, as well as the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody). BFA believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Master Portfolio.

BFA may participate in client commission arrangements under which BFA may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BFA. BFA believes that research services obtained through soft dollar or commission sharing arrangements enhance its investment decision-making capabilities, thereby increasing the prospects for higher investment returns. BFA will engage only in soft dollar or commission sharing transactions that comply with the requirements of Section 28(e). BFA regularly evaluates the soft dollar products and services utilized, as well as the overall soft dollar and commission sharing arrangements to ensure that trades are executed by firms that are regarded as best able to execute trades for client accounts, while at the same time providing access to the research and other services BFA views as impactful to its trading results.

BFA may utilize soft dollars and related services, including research (whether prepared by the broker-dealer or prepared by a third-party and provided to BFA by the broker-dealer) and execution or brokerage services within applicable rules and BFA’s policies to the extent that such permitted services do not compromise BFA’s ability to seek to obtain best execution. In this regard, the portfolio management investment and/or trading teams may consider a variety of factors, including the degree to which the broker-dealer: (a) provides access to company management; (b) provides access to their analysts; (c) provides meaningful/insightful research notes on companies or other potential investments; (d) facilitates calls on which meaningful or insightful ideas about companies or potential investments are discussed; (e) facilitates conferences at which meaningful or insightful ideas about companies or potential investments are discussed; or (f) provides research tools such as market data, financial analysis, and other third party related research and brokerage tools that aid in the investment process.

Research-oriented services for which BFA might pay with Master Portfolio commissions may be in written form or through direct contact with individuals and may include information as to particular companies or industries and securities or groups of securities, as well as market, economic, or institutional advice and statistical information, political developments and technical market information that assists in the valuation of investments. Except as noted immediately below, research services furnished by brokers may be used in servicing some or all client accounts and not all services may be used in connection with the Master Portfolio or account that paid commissions to the broker providing such services. In some cases, research information received from brokers by mutual fund management personnel, or personnel principally responsible for BFA’s individually managed portfolios, is not necessarily shared by and between such personnel. Any investment advisory or other fees paid by a Master Portfolio to BFA are not reduced as a result of BFA’s receipt of research services. In some cases, BFA may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs BFA makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BFA will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BFA faces a potential conflict of interest, but BFA believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

Payments of commissions to brokers who are affiliated persons of the Master Portfolio, or the Master Portfolio with respect to the Feeder Fund (or affiliated persons of such persons), will be made in accordance with Rule 17e-1 under the Investment Company Act. Subject to policies established by the Board of Directors of the Master Portfolio, BFA is primarily responsible for the execution of the Master Portfolio’s portfolio transactions and the allocation of brokerage.

From time to time, the Master Portfolio may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide BFA with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BFA does not consider sales of shares of the mutual funds it advises as a factor in the selection of brokers or dealers to execute portfolio transactions for the Master Portfolio; however, whether or not a particular broker or dealer sells shares of the mutual funds advised by BFA neither qualifies nor disqualifies such broker or dealer to execute transactions for those mutual funds.

The Master Portfolio anticipates that its brokerage transactions involving foreign securities generally will be conducted primarily on the principal stock exchanges of the applicable country. Foreign equity securities may be held by the Master Portfolio in the form of depositary receipts, or other securities convertible into foreign equity securities. Depositary receipts may be listed on stock exchanges, or traded in over-the-counter markets in the United States or Europe, as the case may be. American Depositary Receipts, like other securities traded in the United States, will be subject to negotiated commission rates. Because the shares of the Master Portfolio are redeemable on a daily basis in U.S. dollars, the Master Portfolio intends to manage its portfolio so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions. Under present conditions, it is not believed that these considerations will have a significant effect on the Master Portfolio’s portfolio strategies.

See “Portfolio Transactions and Brokerage” in the SAI for information about the brokerage commissions paid by the Master Portfolio, including commissions paid to affiliates, if any, for the periods indicated.

The Master Portfolio may invest in certain securities traded in the OTC market and intends to deal directly with the dealers who make a market in the particular securities, except in those circumstances in which better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Master Portfolio and persons who are affiliated with such affiliated persons are prohibited from dealing with the Master Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, the Master Portfolios will not deal with affiliated persons, including PNC and its affiliates, in connection with such transactions. However, an affiliated person of the Master Portfolio may serve as its broker in OTC transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Master Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which PNC is a member or in a private placement in which PNC serves as placement agent except pursuant to procedures approved by the Board of Directors that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

Over-the-counter issues, including most fixed-income securities such as corporate debt and U.S. Government securities, are normally traded on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Master Portfolio will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

Purchases of money market instruments by the Master Portfolio are made from dealers, underwriters and issuers. The Master Portfolio do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each money market fund intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a money market fund will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a money market fund, the turnover rates should not adversely affect the Master Portfolio’s net asset values or net income.

Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

BFA may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Master Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Master Portfolio’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Master Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of such commercial paper.

Investment decisions for the Master Portfolio and for other investment accounts managed by the Manager or Sub-Advisers are made independently of each other in light of differing conditions. BFA allocates investments among client accounts in a fair and equitable manner. A variety of factors will be considered in making such allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings, (ii) tax considerations of an account, (iii) risk or investment concentration parameters for an account, (iv) supply or demand for a security at a given price level, (v) size of available investment, (vi) cash availability and liquidity requirements for accounts, (vii) regulatory restrictions, (viii) minimum investment size of an account, (ix) relative size of account, and (x) such other factors as may be approved by BFA’s general counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another, (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to BFA, (iii) to develop or enhance a relationship with a client or prospective client, (iv) to compensate a client for past services or benefits rendered to BFA or to induce future services or benefits to be rendered to BFA, or (v) to manage or equalize investment performance among different client accounts.

Equity securities will generally be allocated among client accounts within the same investment mandate on a pro rata basis. This pro rata allocation may result in the Master Portfolio receiving less of a particular security than if pro-ration had not occurred. All allocations of equity securities will be subject, where relevant, to share minimums established for accounts and compliance constraints.

Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. When BFA is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts is often less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team will indicate to BFA’s trading desk their level of interest in a particular offering with respect to eligible client accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by BFA to be fair and equitable to clients may be used as well.

Because different accounts may have differing investment objectives and policies, BFA may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, BFA may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of BFA or its affiliates during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by BFA on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other BFA clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Master Portfolio or other clients or funds for which BFA or an affiliate act as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.

In certain instances, BFA may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price except in the case of certain international markets where average pricing is not permitted. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Master Portfolio is concerned, in other cases it could be beneficial to the Master Portfolio. Transactions effected by BFA on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.

The Master Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which BFA, PNC, BRIL or any affiliated person (as defined in the Investment Company Act) thereof is a member except pursuant to procedures adopted by the Board of Directors of the Master Portfolio in accordance with Rule 10f-3 under the Investment Company Act. In no instance will portfolio securities be purchased from or sold to BFA, PNC, BRIL or any affiliated person of the foregoing entities except as permitted by Commission exemptive order or by applicable law.

Portfolio Turnover

While the Master Portfolio generally does not expect to engage in trading for short-term gains, it will effect portfolio transactions without regard to any holding period if, in Master Portfolio management’s judgment, such transactions are advisable in light of a change in circumstances of a particular company or within a particular industry or in general market, economic or financial conditions. The portfolio turnover rate is calculated by dividing the lesser of the Master Portfolio’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of U.S. government securities and all other securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. A high rate of portfolio turnover results in certain tax consequences, such as increased capital gain dividends and/or ordinary income dividends, and in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Master Portfolio.

Brokerage Commissions. The table below sets forth the brokerage commissions paid by the Master Portfolio for the periods noted. Any differences in brokerage commissions paid by the Master Portfolio from year to year are due to changes in market conditions and the frequency and size of interestholder transactions. None of these brokerage commissions were paid to affiliated brokers:

	Year Ended December 31
Fund	2014	2013	2012
S&P 500 Index Master Portfolio	$85,069	$62,588	$125,741

PURCHASE AND REDEMPTION OF FUND SHARES BEING OFFERED

The shares of each Fund are offered to the public for purchase subject to the requirements described in the prospectus.

As described in the prospectus, redemptions made by phone or online are limited to $50,000 or less per day from any one Fund in any one account. Additionally, written instructions to redeem amounts of more than $50,000 from any one Fund in any one account must be accompanied by a Medallion Stamp Signature Guarantee. These policies are designed to offer shareholders, RE Investment and
RE Advisers a level of protection against identity fraud.

Accounts registered to or transferred to NRECA or any of its subsidiaries or related parties, including RE Advisers and
RE Investment and deferred compensation accounts registered to NRECA member systems, are exempt from these requirements. Transactions made for these accounts do not pose the same degree of risk, since these organizations are known to Homestead Funds.

Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment of any redemption request by the payment to shareholders of portfolio securities of the applicable Fund or, in the case of the Stock Index Fund of the Master Portfolio (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price. Nevertheless, pursuant to Rule 18f-1 under the 1940 Act, each Fund is committed to pay in cash to any shareholder of record, all such shareholder’s requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund’s net asset value at the beginning of such period. The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Board of Directors of Homestead Funds and the Trustees of the Master Portfolio deem fair and equitable.

In certain circumstances, shares of the Funds may be purchased using securities. Purchases of this type are commonly referred to as “purchases in-kind.” RE Advisers is authorized, in its discretion, to effect purchases in-kind for a Fund that meets certain conditions.

The right to redeem shares or to receive payment with respect to any redemption of shares of the Funds may only be suspended (1) for any period during which trading on the New York Stock Exchange (“NYSE”) is restricted or such NYSE is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Fund is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

Each Fund reserves the right to delay payment of the redemption proceeds for up to seven calendar days if the Fund reasonably believes that a cash redemption would negatively affect the Fund’s operation or performance.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Fund is generally calculated as of the close of trading on the NYSE on every day the NYSE is open for regular trading. The NYSE is open Monday through Friday except on major holidays as determined by the NYSE. The NYSE’s currently scheduled holidays are New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The net asset value per share of each Fund is determined by adding the value of all securities, cash and other assets of the Fund, subtracting liabilities (including accrued expenses and dividends payable) and dividing the result by the total number of outstanding shares in the Fund. The Funds have contracted with State Street to perform the net asset value calculation.

For purposes of calculating the Daily Income Fund’s net asset value per share, portfolio securities are valued on the basis of amortized cost, which method does not take into account unrealized gains or losses on the portfolio securities. Amortized cost valuation involves initially valuing a security at its cost, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which the value of a security, as determined by amortized cost, may be higher or lower than the price the Daily Income Fund would receive if it sold the security.

For purposes of calculating the net asset value per share of Short-Term Government Securities Fund, Short-Term Bond Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund, the method for pricing each asset class is noted below.

Domestic equity securities and exchange traded funds for which market quotations are readily available are valued at the closing price as reported by an independent pricing service from the primary market in which such securities normally trades.

Foreign equity securities for which market quotations are readily available are valued at the closing price as reported by an independent pricing service from the primary market in which such securities are normally traded. An independent pricing service is utilized to fair value foreign equity securities based on the impact of market events between the close of the foreign exchange and the time the net asset value is calculated.

The valuations for fixed-income securities, including corporate, government, municipal, mortgage-backed and asset-backed securities are typically the prices provided by independent third party pricing services, which may use market prices, broker/dealer quotations or a variety of valuation techniques and methodologies, such as benchmark yields, monthly payment information and issuer spreads. In the event an independent third party pricing service is unable to provide a security price, RE Advisers values the fixed-income security, using a matrix, model or other available market information. Pricing methodologies include, but are not limited to: estimates of securities fair values by independent parties, book value or a multiple thereof, multiple of earnings, yield to maturity, ratings, analytical data relating to the security, and the nature and duration of restrictions on disposition of the security. RE Advisers also will consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to: the type of security, issuer’s financial statements, cost at purchase, information regarding recent transactions with respect to the security, the nature and duration of restrictions on disposition of the security, the existence of merger proposals affecting the security, the price of public trading in similar securities of the issuer or comparable companies, news events, analyst reports or government actions, corporate action, and the forces that influence the market in which the security is traded. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of RE Advisers, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a security’s valuation, the security will be fair valued as determined in good faith by RE Advisers based on the Valuation Procedures approved by the Board of Directors of the Funds. Examples of additional considerations for a significant event include: nature and duration of the event and the forces influencing the operation of the financial markets; factors that preceded the event; whether the event is likely to reoccur; and whether the event affects the entire market, region or country. As fair valuation determinations involve a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

Short-term fixed-income securities held by Funds other than the Daily Income Fund and that mature in 60 days or less at time of purchase are valued at amortized cost, unless it is determined that using this method would not reflect the security’s fair value.

Registered investment company shares (other than money market fund shares) are valued at the net asset value determined by the registered investment company after the close of the NYSE. The money market funds that the Funds invest in value their shares using an amortized cost methodology, which seeks to maintain a share price of $1.00.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of
RE Advisers, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would impact a securities fair valuation, the security will be priced at fair value by RE Advisers as determined in good faith pursuant to procedures approved by the Board of Directors. The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and therefore, is subject to the risk that the value that is assigned to a security maybe higher or lower than the security’s value would be if a reliable market quotation for the security were readily available.

The net asset value of the Stock Index Fund is the Fund’s ownership percentage of the net assets of the Master Portfolio, plus or minus other assets and liabilities of the Stock Index Fund. The prospectus for the Master Portfolio explains the circumstances under which it will use fair value pricing and the effects of using fair value pricing. The prospectus may be viewed on line using the EDGAR database on the SEC’s website at sec.gov.

The aggregate net asset value of the Master Portfolio is the value of the securities held by the Master Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities

(including accrued expenses). Expenses, including the fee payable to BlackRock, are accrued daily. Each investor in the Master Portfolio may add to or reduce its investment in the Master Portfolio on each day the NYSE is open for trading. The value of each investor’s interest in the Master Portfolio will be determined after the close of business on the NYSE by multiplying the aggregate net asset value of the Master Portfolio by the percentage, effective for that day, that represents the investor’s share of the aggregate interests in the Master Portfolio. Any additions or withdrawals to be effected on that day will then be effected. The investor’s percentage of the aggregate interests in the Master Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Master Portfolio as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Master Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Master Portfolio as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Master Portfolio by all investors in the Master Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Master Portfolio after the close of business on the NYSE or the next determination of the aggregate net asset value of the Master Portfolio.

DISTRIBUTION OF SHARES

Pursuant to a Distribution Agreement between the Funds and RE Investment, RE Investment serves as the exclusive principal underwriter and distributor of the shares of each Fund in a continuous offering.

Under the terms of the Distribution Agreement, RE Investment is not obligated to sell any specific number of shares of the Funds. Pursuant to the Distribution Agreement, RE Investment has agreed to bear the costs and expenses incurred by it in performing its obligations thereunder, including the following costs and expenses: (1) the printing and distribution of the Funds’ prospectus, SAI and periodic reports to investors and potential investors in the Funds; (2) the preparation, printing and distribution of any advertisement or other sales literature; and (3) all other expenses which are primarily for the purpose of promoting the sale of each Fund’s shares.

As discussed above, NRECA has agreed to provide personnel, property and services to RE Investment in carrying out its responsibilities and services under its agreement with the Funds. In turn, RE Investment has agreed to provide, without cost to the Funds, employees to serve as directors and officers of the Funds.

RE Investment will not receive commissions or other compensation for acting as principal underwriter and distributor of the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

Homestead Funds

The Board of Directors has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds’ portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds’ shareholders and those of RE Advisers, RE Investment, or any affiliated person of the Funds, RE Advisers or RE Investment. Pursuant to such procedures, the Board has authorized the Chief Compliance Officer (“CCO”) to authorize the release of the Funds’ portfolio holdings, as necessary, in conformity with the foregoing principles.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days after the end of each fiscal quarter. The Funds publicly disclose their portfolio holdings information on Funds’ website, as well as through public filings on the SEC website.

Homestead Funds’ Website: homesteadfunds.com

Each Fund discloses a complete schedule of investments following the second and fourth quarters within 60 days after the end of each quarter in its semi-annual and annual reports, which are distributed to Fund shareholders and posted on the Homestead Funds’ website. Additionally, each Fund’s complete schedule of investments following the first and third fiscal quarters is posted on the website within 60 days of quarter end. Finally, the portfolio holdings for the Daily Income Fund are posted to the website monthly within five business days of month end.

SEC’s EDGAR Database: sec.gov

The Funds’ quarterly portfolio information is filed on the EDGAR database on the SEC’s website on Form N-Q (first and third quarters) and Form N-CSR (second and fourth quarters) within 60 days of quarter end. Additionally, the Daily Income Fund files its monthly portfolio information with the SEC on Form N-MFP. This information is available on the SEC’s website 60 days after the end of the month to which the information in the report relates.

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to certain service providers, such as the custodian, administrator, transfer agent, sub-advisers (with respect to the Fund they sub-advise), employee pre-clearance and compliance reporting system, investment reconciliation platform, investment analytics service, proxy voting service, legal counsel, auditors, financial printer, regulatory filing service providers, and brokers through which RE Advisers effects trades of portfolio securities on behalf of the Funds, in connection with its services to the Funds. From time to time, rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating a Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of a Fund’s portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Funds’ policies and procedures provide that the CCO may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the CCO must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Funds’ shareholders and that any conflicts between the interests of the Funds’ shareholders and those of RE Advisers, RE Investment, or any affiliated person of the Funds are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The monthly disclosures will not be made sooner than three days after the date of the information.

With the exception of disclosures to rating and ranking organizations as described above, the Funds require any third party receiving nonpublic holdings information to enter into a confidentiality agreement with RE Advisers. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Funds, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Funds’ policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Funds, RE Advisers and its affiliates or recipient of the Funds’ portfolio holdings information.

Master Portfolio

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS

The Stock Index Fund invests its investable assets in interests of the Master Portfolio. The Board of Trustees of the Master Portfolio and the Board of Directors of BFA have each approved Portfolio Information Distribution Guidelines (the “Guidelines”) regarding the disclosure of the Master Portfolio’s portfolio securities, as applicable, and other portfolio information. The purpose of the Guidelines is to ensure that (i) shareholders and prospective shareholders of the Master Portfolio have equal access to portfolio holdings and characteristics and (ii) third parties (such as consultants, intermediaries and third-party data providers) have access to such information no more frequently than shareholders and prospective shareholders.

Pursuant to the Guidelines, the Master Portfolio and BFA may, under certain circumstances as set forth below, make selective disclosure with respect to the Master Portfolio’s portfolio holdings. Each Board of Directors has approved the adoption by the Master Portfolio of the Guidelines, and employees of BFA are responsible for adherence to the Guidelines. The Board of Directors provides ongoing oversight of the Master Portfolio’s and BFA’s compliance with the Guidelines. Examples of the types of information that may be disclosed pursuant to the Guidelines are provided below. This information may be both material non-public information (“Confidential Information”) and proprietary information of BlackRock. Information that is non-material or that may be obtained from public sources (i.e., information that has been publicly disclosed via a filing with the Commission (e.g., fund annual report), through a press release or placement on a publicly-available internet web site) shall not be deemed Confidential Information.

Except as otherwise provided in the Guidelines, Confidential Information relating to the Master Portfolio may not be distributed to persons not employed by BlackRock unless the Master Portfolio has a legitimate business purpose for doing so. Confidential Information may also be disclosed to the Master Portfolio’s Directors and their respective counsel, outside counsel for the Master Portfolio and the Master Portfolio’s auditors, and may be disclosed to the Master Portfolio’s service providers and other appropriate parties with the approval of the Master Portfolio’s Chief Compliance Officer, BlackRock’s General Counsel, BlackRock’s Chief Compliance Officer or the designee of such persons, and in addition, in the case of disclosure to third parties, subject to a confidentiality or non-disclosure agreement, as necessary, in accordance with the Guidelines. Information may also be disclosed as required by applicable laws and regulation.

Examples of instances in which selective disclosure of the Master Portfolio’s portfolio securities or other portfolio information may be appropriate include: (i) disclosure for due diligence purposes to an investment adviser that is in merger or acquisition talks with BlackRock; (ii) disclosure to a newly-hired investment adviser or sub-adviser prior to its commencing its duties; (iii) disclosure to a third-party feeder fund consistent with its agreement with a master portfolio advised by BlackRock; (iv) disclosure to third-party service providers of legal, auditing, custody, proxy voting, pricing and other services to the Master Portfolio or a third-party feeder fund or (v) disclosure to a rating or ranking organization.

Asset and Return Information. Data on NAVs, asset levels (by total fund and share class), accruals, yields, capital gains, dividends and fund returns (net of fees by share class) are generally available to shareholders, prospective shareholders, consultants and third-party data providers upon request, as soon as such data is available. Data on number of shareholders (total and by share class) and benchmark returns (including performance measures such as standard deviation, information ratio, Sharpe ratio, alpha, and beta) are generally available to shareholders, prospective shareholders, consultants and third-party data providers as soon as such data is released after month-end.

Portfolio Characteristics. Examples of portfolio characteristics include sector allocation, credit quality breakdown, maturity distribution, duration and convexity measures, average credit quality, average maturity, average coupon, top 10 holdings with percent of the fund held, average market capitalization, capitalization range, ROE, P/E, P/B, P/CF, P/S and EPS.

1. Month-end portfolio characteristics are available to shareholders, prospective shareholders, intermediaries and consultants on the fifth calendar day after month-end.

2. Fund Fact Sheets, which contain certain portfolio characteristics, are available, in both hard copy and electronically, to shareholders, prospective shareholders, intermediaries and consultants on a monthly or quarterly basis no earlier than the fifth calendar day after the end of a month or quarter.*

3. Money Market Performance Reports, which contain money market fund performance for the recent month, rolling 12-month average yields and benchmark performance, are available on a monthly basis to shareholders, prospective shareholders, intermediaries and consultants by the tenth calendar day of the month. This information may also be obtained electronically upon request.

Portfolio Holdings. In addition to position description, portfolio holdings may also include issuer name, CUSIP, ticker symbol, total shares and market value for equity portfolios and issuer name, CUSIP, ticker symbol, coupon, maturity, current face value and market value for fixed-income portfolios. Other information that may be provided includes quantity, SEDOL, market price, yield, weighted average life, duration and convexity of each security in the Master Portfolio as of a specific date.

The following shall not be deemed to be a disclosure of Confidential Information:

•	Generally, month-end portfolio holdings may be made available to fund shareholders, prospective shareholders, intermediaries, consultants and third party data providers (e.g., Lipper, Morningstar and Bloomberg) on the 20th calendar day after the end of each month, except for certain BlackRock-advised funds whose holdings may be made available on the 40th calendar day after the end of the quarter (based on each Fund’s fiscal year end).*

The following information as it relates to money market funds, unless made available to the public, shall be deemed a disclosure of Confidential Information and, subject to the Guidelines, requires a confidentiality or nondisclosure arrangement:

•	Weekly portfolio holdings made available to fund shareholders, prospective shareholders, intermediaries and consultants on the next business day after the end of the weekly period.

•	Weekly portfolio holdings and characteristics made available to third-party data providers (e.g., Lipper, Morningstar, Bloomberg, S&P, Fitch, Moody’s, Crane Data and iMoneyNet, Inc.) on the next business day after the end of the weekly period.

*	The precise number of days specified above may vary slightly from period to period depending on whether the specified calendar day falls on a weekend or holiday.

Other Information. The Guidelines shall also apply to other Confidential Information of the Master Portfolio such as attribution analyses or security-specific information (e.g., information about Fund holdings where an issuer has been downgraded, been acquired or declared bankruptcy).

Implementation. All BlackRock employees must adhere to the Guidelines when responding to inquiries from shareholders, prospective shareholders, consultants, and third-party databases. The Master Portfolio’s Chief Compliance Officer is responsible for oversight of compliance with the Guidelines and will recommend to the Board of Directors any changes to the Guidelines that he or she deems necessary or appropriate to ensure the Master Portfolio’s and BlackRock’s compliance.

Ongoing Arrangements. BFA has entered into ongoing agreements to provide selective disclosure of Fund portfolio holdings to the following persons or entities:

1.	MIP’s Board of Directors and, if necessary, Independent Directors’ counsel and fund counsel.

2.	MIP’s Transfer Agent

3.	MIP’s Custodian

4.	MIP’s Administrator, if applicable.

5.	MIP’s independent registered public accounting firm.

6.	MIP’s accounting services provider

7.	Independent rating agencies — Morningstar, Inc., Lipper Inc., S&P, Moody’s, Fitch

8.	Information aggregators — Markit on Demand, Thomson Financial and Bloomberg, eVestments Alliance, Informa/PSN Investment Solutions, Crane Data, and iMoneyNet.

9.	Sponsors of 401(k) plans that include BlackRock-advised funds — E.I. Dupont de Nemours and Company, Inc.

10.	Consultants for pension plans that invest in BlackRock-advised funds — Rocaton Investment Advisors, LLC, Mercer Investment Consulting, Callan Associates, Brockhouse & Cooper, Cambridge Associates, Morningstar/Investorforce, Russell Investments (Mellon Analytical Solutions) and Wilshire Associates.

11.

Pricing Vendors — Reuters Pricing Service, Bloomberg, FT Interactive Data (FT IDC), ITG, Telekurs Financial, FactSet Research Systems, Inc., JP Morgan Pricing Direct (formerly Bear Stearns Pricing Service), Standard and Poor’s Security Evaluations Service, Lehman Index Pricing, Bank of America High

Yield Index, Loan Pricing Corporation (LPC), LoanX, Super Derivatives, IBOXX Index, Barclays Euro Gov’t Inflation-Linked Bond Index, JPMorgan Emerging & Developed Market Index, Reuters/WM Company, Nomura BPI Index, Japan Securities Dealers Association, Valuation Research Corporation and Murray, Devine & Co., Inc.

12.	Portfolio Compliance Consultants — Oracle/i-Flex Solutions, Inc.

13.	Third-party feeder funds — Hewitt Money Market Fund, Hewitt Series Fund, Hewitt Financial Services LLC, Homestead, Inc., Transamerica, and State Farm Mutual Fund and their respective boards, sponsors, administrators and other service providers.

14.	Affiliated feeder funds — BlackRock Cayman Prime Money Market Fund, Ltd. and BlackRock Cayman Treasury Money Market Fund Ltd., and their respective boards, sponsors, administrators and other service providers.

15.	Other — Investment Company Institute. With respect to each such arrangement, the Fund has a legitimate business purpose for the release of information. The release of the information is subject to confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon the information provided. The Funds, BlackRock and their affiliates do not receive any compensation or other consideration in connection with such arrangements.

The Master Portfolio and BFA monitor, to the extent possible, the use of Confidential Information by the individuals or firms to which it has been disclosed. To do so, in addition to the requirements of any applicable confidentiality agreement and/or the terms and conditions of the Master Portfolio’s and BFA’s Code of Ethics and Code of Business Conduct and Ethics — all of which require persons or entities in possession of Confidential Information to keep such information confidential and not to trade on such information for their own benefit — BFA’s compliance personnel under the supervision of the Master Portfolio’s Chief Compliance Officer, monitor BFA’s securities trading desks to determine whether individuals or firms who have received Confidential Information have made any trades on the basis of that information. In addition, BFA maintains an internal restricted list to prevent trading by the personnel of BFA or its affiliates in securities — including securities held by the Master Portfolio — about which BFA has Confidential Information. There can be no assurance, however, that the Master Portfolio’s policies and procedures with respect to the selective disclosure of portfolio holdings will prevent the misuse of such information by individuals or firms that receive such information.

TAXES

Federal Tax Status of the Funds

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

Qualification as Regulated Investment Company

Each Fund is treated as a separate taxpayer for federal income tax purposes. Homestead Funds intends for each Fund to elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders at least 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which each Fund intends to do, then under the provisions of Subchapter M, the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings. The taxable year for each Fund is the 12-month period ending December 31.

A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a “qualified publicly traded partnership;” and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the Fund may consist of such other securities of any one issuer, and the Fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships.”

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

Distributions to Avoid Federal Excise Tax

To avoid paying a federal excise tax, each Fund must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98.2% of its capital gain net income for the 12 months ended on October 31 in the case of the Stock Index Fund, the Growth Fund and the International Value Fund or the 12 months ended on December 31 in the case of the Daily Income Fund, the Short-Term Government Securities Fund, the Short-Term Bond Fund, the Value Fund and the Small-Company Stock Fund, and (3) any ordinary income or capital gain net income not distributed for prior years (the “excise tax avoidance requirements”). To the extent that a Fund fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and intends to make) the foregoing distributions.

Investments in Foreign Securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. Each Fund intends to operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then a Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. The International Value Fund anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election for a Fund, the Fund will report to the shareholders of the Fund, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments with Original Issue Discount

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, Futures, and Swaps

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a Fund as a regulated investment company, Homestead Funds seeks to monitor transactions of each Fund, seeks to make the appropriate tax elections on behalf of each Fund and seeks to make the appropriate entries in each Fund’s books and records when the Fund acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

Shareholder Taxation

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or to non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Distributions

Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as a “capital gain dividend” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash. At a Fund’s option, a Fund may retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since a Fund expects to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by non-corporate shareholders on long-term capital gain, the amount of tax that non-corporate shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event a Fund chooses this option, the Fund must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Buying a Dividend

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Qualified Dividend Income

Non-corporate shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains; corporations are not eligible for the reduced maximum rates on qualified dividend income. A Fund must designate the portion of any distributions that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95%

(or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, non-corporate shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund.

Dividends-Received Deduction

A Fund’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Fund has received qualifying dividend income during the taxable year; capital gain dividends distributed by the Fund are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within
60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

Gains and Losses on Redemptions

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition.

Long-Term Capital Gains

In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 20% (or 0% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 39.6%. Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

Deduction of Capital Losses

Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

Reports to Shareholders

Homestead Funds sends to each of its shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the Internal Revenue Service (the “IRS”).

Cost Basis Reporting

Mutual funds must report cost basis information to shareholders and the IRS when a shareholder sells or exchanges shares acquired on or after January 1, 2012 in a non-retirement account. The cost basis regulations do not affect retirement accounts, money market funds, and shares acquired before January 1, 2012. The regulations also require mutual funds to report whether a gain or loss is short-term (shares held one year or less) or long-term (shares held more than one year) for all shares acquired on or after January 1, 2012 that are subsequently sold or exchanged.

To calculate the gain or loss on shares sold, shareholders need to know the cost basis of the shares. Cost basis is the original value of an asset for tax purposes (usually the gross purchase price), adjusted for stock splits, reinvested dividends, and return of capital distributions. This value is used to determine the capital gain (or loss), which is the difference between the cost basis of the shares and the gross proceeds when the shares are sold. BFDS supports several different cost basis accounting methods from which a shareholder may select a cost basis method that best suits his or her individual needs. Homestead Funds’ default cost basis accounting method is average cost for all shares purchased after January 1, 2012. If a shareholder decide to elect the Funds’ default method of average cost, no action is required on the part of the shareholder.

For shares acquired on or after January 1, 2012, if a shareholder changes his or her cost basis method, the new method will apply to all shares in the account if the change is requested prior to the first redemption. If, however, the change is requested after the first redemption, the new method will apply to shares acquired on or after the date of the change. BFDS is not required to report cost basis information to shareholders or the IRS on shares acquired before January 1, 2012; however, BFDS will provide this information, as a service, if its cost basis records are complete for such shares. This information will be separately identified on the Form 1099-B (Proceeds from Broker and Barter Exchange Transactions) sent to shareholders by BFDS and not transmitted to the IRS.

Backup Withholding

Homestead Funds may be required to withhold U.S. federal income tax, currently at a rate of 28% (“backup withholding”), from all distributions payable to: (1) any shareholder who fails to furnish Homestead Funds with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies Homestead Funds that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

CORPORATE MATTERS

The capitalization of Homestead Funds consists solely of an unlimited number of shares of common stock with a par value of $0.01 each. As of December 31, 2014, 500 million shares of $.01 par value capital shares are authorized for Daily Income Fund, 200 million shares for Short-Term Bond Fund, and 100 million shares for Short-Term Government Securities Fund, Stock Index Fund, Value Fund, Growth Fund, Small-Company Stock Fund and International Value Fund.

Shareholders of each Fund are entitled to: one vote per full share; to such distributions as may be declared by the Board out of funds legally available from the Fund; and upon liquidation, to participate ratably in the assets available for distribution from the Fund.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Funds will be fully paid and non-assessable.

As a Maryland corporate entity, Homestead Funds need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. Homestead Funds, however, must hold shareholder meetings for such purposes as, for example: (1) electing the initial Board of Directors; (2) approving certain agreements as required by the 1940 Act; (3) changing fundamental investment objectives, policies and restrictions of the Funds; and (4) filling vacancies on the Board of Directors in the event that less than a majority of the Directors were elected by shareholders. Homestead Funds expects that there will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. At such time, the Directors then in office will call a meeting of the shareholders for the election of Directors. In addition, holders of record of a majority of the outstanding shares of Homestead Funds may remove a Director from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 50% or more of the outstanding shares of Homestead Funds. The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Directors will continue in office and may appoint successor Directors.

PRINCIPAL UNDERWRITER

RE Investment, located at 4301 Wilson Blvd., Arlington, Virginia 22203, serves as the Funds’ Principal Underwriter. Pursuant to a Distribution Agreement between Homestead Funds and RE Investment, a wholly-owned subsidiary of NRECA United, Inc., a holding company organized by NRECA, RE Investment serves as the exclusive principal underwriter and distributor of the shares of each Fund in a continuous offering. RE Investment wholly owns RE Advisers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, whose address is 100 East Pratt Street, Suite 1900, Baltimore, MD 21202, is the independent registered public accounting firm for Homestead Funds.

The audited financial statements for the fiscal year ended December 31, 2014 and the Report of Independent Registered Public Accounting Firm for the year then ended, are included in Homestead Funds’ Annual Report to Shareholders dated December 31, 2014. The annual report is incorporated by reference into this SAI and is available without charge upon request by contacting Homestead Funds at 800.258.3030 or on the Funds’ website at homesteadfunds.com.

The annual report to shareholders dated December 31, 2014 for the Master Portfolio also is incorporated by reference into this SAI and is available without charge upon request by contacting BFA at 800.882.0052. PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Master Portfolio.

LEGAL MATTERS

Legal advice regarding certain matters relating to the federal securities laws applicable to the offer and sale of the shares described in the prospectus has been provided by Seward & Kissel, LLP, 901 K Street NW, Washington, D.C. 20001, which serves as special counsel to Homestead Funds.

APPENDIX A

DESCRIPTION OF RATINGS OF CERTAIN MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES

DESCRIPTION OF MOODY’S INVESTORS SERVICE, INC.’S COMMERCIAL PAPER RATINGS:

Prime-1 (or related institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

1. Leading market positions in well established industries. High rates of return on funds employed.

2. Conservative capitalization structures with moderate reliance on debt and ample asset protection.

3. Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

4. Well established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 (or related supporting institutions) have a strong capacity for repayment of short term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

DESCRIPTION OF MOODY’S INVESTORS SERVICE, INC.’S CORPORATE BOND RATINGS:

Aaa—Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds, which are rated Aa, are judged to be a high-quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A—Bonds, which are rated A, possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa—Bonds, which are rated Baa, are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and may have speculative characteristics as well.

DESCRIPTION OF STANDARD & POOR’S CORPORATION’S COMMERCIAL PAPER RATINGS:

A-1—This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

A-2—Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.

A-1

DESCRIPTION OF STANDARD & POOR’S CORPORATION’S CORPORATE BOND RATINGS:

AAA—This is the highest rating assigned by Standard & Poor’s to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A—Bonds rated A have strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB—Bonds rated BBB are medium-grade category bonds, which are regarded as having adequate capacity to pay principal and interest. Although these bonds have adequate asset coverage and normally are protected by satisfactory earnings, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and principal.

DESCRIPTION OF FITCH INVESTOR’S SERVICE, INC.’S COMMERCIAL PAPER RATINGS:

Fitch-1—(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

Fitch-2—(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

DESCRIPTION OF FITCH INVESTOR’S SERVICE, INC.’S CORPORATE BOND RATINGS:

AAA—Bonds of this rating are regarded as strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance, varying with the length of maturity. Such bonds are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high-class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt, by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may influence the rating.

AA—Bonds in this group are of safety virtually beyond question, and as a class are readily saleable while many are highly active. Their merits are not greatly unlike those of the “AAA” class, but a bond so rated may be of junior though strong lien—in many cases directly following an AAA bond—or the margin of safety is strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

A-2

APPENDIX B

RE ADVISERS CORPORATION

Proxy Voting Policies and Procedures

Effective August 6, 2003

Amended March 17, 2005, November 2007, January 1, 2011, November 29, 2011, July 1, 2013, June 18, 2014, and July 11, 2015

Introduction

RE Advisers Corporation (“RE Advisers”) has a fiduciary duty to act solely in the best interests of, Homestead Funds, Inc., (“Funds”), employee benefit plans subject to Employee Retirement Income Security Act of 1974 (“ERISA Clients”) and other advisory clients (collectively referred to as “Clients”) unless (i) the power to vote proxies has been specifically retained by the Client or (ii) the documents otherwise prohibit RE Advisers from voting proxies.

RE Advisers recognizes that this duty is based on the view of enhancing the value of the shares of stock of our Clients. The best interest of our Clients is the primary consideration in determining how proxies should be voted.

RE Advisers has adopted and implemented these Proxy Voting Policies and Procedures that are reasonably designed to ensure that proxies are voted in the best interest of Clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).

Proxy Voting Procedures

A.	Clients for Which RE Advisers Has Proxy Voting Responsibility

RE Advisers exercises responsibility for voting proxies with respect to securities selected by RE Advisers and held in Client accounts. RE Advisers’ standard investment advisory agreement provides that RE Advisers is responsible for proxy voting unless the Client has directed RE Advisers to the contrary in writing.

In the case of ERISA Clients, where authority to manage plan assets has been delegated to RE Advisers, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed RE Advisers has expressly reserved to itself or another named fiduciary proxy voting responsibility. To be effective, a reservation of proxy voting responsibility for a given ERISA Client will:

•	be in writing;

•	state that RE Advisers is “precluded” from voting proxies because proxy voting responsibility is reserved to an identified named fiduciary; and

•	be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

In the case of the Funds, the Board of Directors of the Funds (“Fund Directors”) has delegated proxy voting responsibility to RE Advisers. In each case where a Fund has a sub-advisor, RE Advisers has delegated proxy voting responsibility to that sub-advisor.

B.	Arrangement with Proxy Voting Service

To assist us in carrying out our responsibilities with respect to proxy voting, RE Advisers has engaged an outside firm, Institutional Shareholder Services Inc. (“ISS”), which is a proxy research, advisory, voting, recordkeeping and vote-reporting service. Pursuant to a proxy voting agency service agreement, ISS keeps RE Advisers apprised of the shareholder meeting dates of securities holdings, makes copies of proxy materials available for our review upon request and votes proxies in accordance with the Proxy Policies (as defined below) or instructions. Additionally, ISS maintains all necessary proxy voting records and, upon request, prepares reports concerning how votes were cast.

When making proxy voting decisions, and except to the extent superseded by Client proxy voting policies, RE Advisers generally adheres to its customized proxy voting policies (“Proxy Policies”), which set forth RE Advisers’ positions on recurring issues. The Proxy Policies are reviewed periodically and updated or revised as necessary. The Proxy Policies are not exhaustive and do not include all potential voting issues. Proposals not covered by the Proxy Policies and contested situations are evaluated on a case-by-case basis, taking into consideration all of the relevant facts and circumstances at the time of the vote. RE Advisers’ voting decisions are then communicated to ISS. The Proxy Policies are part of these Proxy Voting Policies and Procedures.

Although the portfolio manager may consider ISS’s recommendations on proxy issues, RE Advisers bears ultimate responsibility for proxy voting decisions. For ERISA plans for which RE Advisers votes proxies, RE Advisers is not relieved of its fiduciary responsibility by following directions of ISS or the ERISA plans’ named fiduciaries or by delegating proxy voting responsibility to another person.

C.	Adherence to Client Proxy Voting Policies

Although Clients do not always have proxy voting policies, if a Client has such a policy and instructs RE Advisers to follow it, RE Advisers is required to comply with the Client’s voting policy except in any instance in which doing so would be imprudent or unlawful. In the case of ERISA plans, RE Advisers, as a fiduciary, is required to discharge its duties in accordance with the documents governing the plan (insofar as they are consistent with ERISA). These documents include statements of proxy voting policy. In the case of the Funds, RE Advisers is required to discharge its duties in accordance with the investment management agreement between RE Advisers and the Funds, subject to the oversight of the Funds’ Board of Directors.

RE Advisers must to the extent possible comply with each Client’s proxy voting policy. If such policies conflict, RE Advisers may vote proxies to reflect each policy in proportion to the respective Client’s interest in any pooled account (unless in the particular situation voting in such a manner would be imprudent or otherwise inconsistent with applicable law).

D.	Conflicts of Interest

From time to time, proxy voting proposals may create conflicts between the interests of Clients and the interests of RE Advisers, its employees, or its affiliates. RE Advisers shall take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in, a decision to vote the proxies that was based on the Clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:

•	A proponent of a proxy proposal has a business relationship with RE Advisers or its affiliates;

•	RE Advisers or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;

•	An RE Advisers’ employee has a personal interest in the outcome of a particular matter;

•	An RE Advisers’ employee has a business or personal relationship with participants in proxy contests, corporate directors or director candidates; or

•	RE Advisers’ portfolio managers or officers own securities that RE Advisers purchases or recommends for Clients.

RE Advisers’ President or his designee is responsible for identifying proxy voting proposals that may present a conflict of interest. Anyone involved in the proxy voting decision making process that has knowledge of a conflict of interest shall disclose such conflict to the President or designee. If RE Advisers receives a proxy relating to an issue that raises a conflict of interest, the President or his designee shall determine whether the conflict is “material” to any specific proposal included within the proxy. The President or his designee will determine whether a proposal is material as follows:

•	Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for RE Advisers, unless the President or his designee has actual knowledge that a routine proposal should be treated differently or that RE Advisers portfolio managers or officers own the issuer’s securities. For this purpose, “routine” proposals would typically include but not be limited to matters such as uncontested election of directors, meeting formalities, approval of an annual report/financial statements, and compensation matters for management and employees (e.g., stock option plans, stock purchase plans, retirement plans, profit sharing, or other special remuneration plans).

•

Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the President or his designee determines that RE Advisers does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, and a change in the articles of incorporation that materially affects the rights of shareholders. In determining on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest, the President or his designee will consider whether RE Advisers may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.

For any proposal where the President or his designee determines that RE Advisers has a material conflict of interest, RE Advisers may vote a proxy regarding that proposal in any of the following manners:

In the case of all Clients:

•	Use Predetermined Voting Policy – RE Advisers may vote according to its guidelines or, if applicable, the proxy voting policies mandated by the Client, so long as the subject matter of the proposal is specifically addressed in the Proxy Policies such that RE Advisers will not be exercising discretion on the specific proposal raising a conflict of interest.

•	Use an Independent Third Party – Subject to any Client imposed proxy voting policies, RE Advisers may use an independent third party (such as another proxy voting agency service) to recommend how to vote proxies for proposals that involve a conflict or may have the third party vote such proxies.

In the case of Clients other than the Funds or ERISA Clients:

•	Refer Proposal to the Client – RE Advisers may refer the proposal to the Client and obtain instructions from the Client on how to vote the proxy relating to that proposal.

•	Obtain Client Ratification – If RE Advisers is in a position to disclose the conflict to the Client (i.e., such information is not confidential), RE Advisers may determine how it proposes to vote the proposal on which it has a conflict, fully disclose the nature of the conflict to the Client, and obtain the Client’s consent to how RE Advisers will vote on the proposal (or otherwise obtain instructions from the client on how the proxy on the proposal should be voted).

E.	Operational Procedures

RE Advisers’ Investments Division is responsible for ensuring that ISS receives, processes, and votes proxies in accordance with the Proxy Policies or instructions. Once a Client account is established, the Investments Division will arrange for the Client’s custodian to forward proxy materials to ISS. The Investments Division will also make sure the Client’s custodian provides ISS with a list of Client holdings on a regular basis to enable ISS to track meeting dates and notify RE Advisers of upcoming meetings. The appropriate portfolio manager at RE Advisers will review each proxy and determine how the vote should be cast before it is voted by ISS to ensure that proxies are voted in accordance with the Proxy Policies and in the best interest of our Clients. RE Advisers’ Chief Compliance Officer (“CCO”) or its designee will monitor the proxy voting process to ensure that all votes are cast and that the proxy proposals are voted in accordance with the Proxy Policies.

F.	Disclosure of Proxy Voting Intentions

RE Advisers personnel may not discuss with members of the public how RE Advisers intends to vote on any particular proxy proposal without the advance approval of its President. This does not restrict communications in the ordinary course of business with named fiduciaries of ERISA plans or other Clients for which RE Advisers votes proxies. Disclosure of RE Advisers’ proxy voting intentions – especially when done with the purpose or effect of influencing the management or control of a company – could trigger various restrictions under the federal securities laws, including under the proxy solicitation, beneficial ownership, and short-swing profit liability provisions of the Securities Exchange Act of 1934.

G.	Fund Reporting

On a quarterly basis where proxy votes have been cast, RE Advisers shall compile and present to the Fund Directors a proxy voting report that includes whether the vote was consistent with these Proxy Voting Policies and Procedures, and if inconsistent, an explanation of why the vote was cast in such a manner.

H.	Fund Shareholder’s Request for Proxy Voting Disclosure

RE Advisers shall file with the Securities and Exchange Commission on Form N-PX, no later than August 31 of each year, the complete proxy voting record of the Funds for the twelve-month period ending June 30th of such year.

I.	Fund SubAdvisor Monitoring

RE Advisers has delegated proxy voting responsibility to sub-advisors for certain series of the Homestead Funds (the “sub-advisors”). On a quarterly basis, the CCO reviews votes cast for adherence to the sub-advisors’ respective proxy voting policies and procedures, and if inconsistent, an explanation of why the vote was cast in such a manner, and ensures all proxy votes are cast by deadline. On an annual basis as part of the Compliance Rule, the CCO evaluates the sub-advisors’ proxy voting policies and procedures to ensure that they are reasonably designed to prevent violations of the federal securities laws based on information received by the sub-advisors.

J.	Client Information

These Proxy Voting Policies and Procedures, including the Proxy Policies, are available to Clients upon request. To Clients for which RE Advisers has proxy voting authority, RE Advisers provides a summary of these Proxy Voting Policies and Procedures and discloses how those Clients may obtain information about how their proxies were voted. If requested, RE Advisers will provide Clients with information on our proxy voting decisions and actions for securities in their accounts.

In the case of ERISA plans, the named fiduciary that appointed RE Advisers is required to monitor periodically our activities, including our decisions and actions with regard to proxy voting. Accordingly, RE Advisers provides these named fiduciaries on request with reports to enable them to monitor our proxy voting decisions and actions, including our adherence, as applicable, to their proxy voting policies.

A Fund’s proxy voting record is available (i) on the SEC’s website at sec.gov, and (ii) without charge, to shareholder of the Funds by calling the Funds toll-free number as listed in its current Prospectus. RE Advisers shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

K.	Recordkeeping

RE Advisers, in conjunction with ISS, will compile and maintain for five (5) years the proxy voting records required by
Rule 204-2(c)(2) under the Advisers Act, which include (1) copies of these Proxy Voting Policies and Procedures, (2) a copy of each proxy statement received for client securities (this requirement may be satisfied by a third party who has agreed in writing to do so or by obtaining a copy of the proxy statement from the EDGAR database), (3) a record of each vote cast on behalf of a client (this requirement may be satisfied by a third party who has agreed in writing to do so), (4) a copy of any document created by RE Advisers that was material to making the voting decision or that memorializes the basis for the decision, and (5) a copy of each written Client request for information on how RE Advisers voted proxies on the client’s behalf, as well as a copy of any written response to a written or oral client request for such information.

L.	Amendments

At least annually, RE Advisers shall review and where necessary amend these Proxy Voting Policies and Procedures.

APPENDIX C:

T. ROWE PRICE ASSOCIATES, INC.

T. ROWE PRICE INTERNATIONAL LTD

T. ROWE PRICE (CANADA), INC

T. ROWE PRICE HONG KONG LIMITED

T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts. From time to time, T. Rowe Price may also obtain certain proxy voting research from Glass, Lewis & Co., LLC.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We generally oppose proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions because we believe these arrangements are, by and large, unnecessary, and they reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

March 2015

FM Global Proxy Voting and Engagement Principles

SSGA Funds Management, Inc. (“SSGA FM”), one of the industry’s largest institutional asset managers, is the investment management arm of State Street Bank and Trust Company, a wholly owned subsidiary of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, SSGA FM has discretionary proxy voting authority over most of its client accounts, and SSGA FM votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments as described in the SSGA FM Global Proxy Voting and Engagement Principles.

FM Global Proxy Voting and Engagement Principles

SSGA FM maintains Proxy Voting and Engagement Guidelines for select markets, including: the US, the EU, the UK, Australia, emerging markets and Japan. International markets that do not have specific guidelines are reviewed and voted consistent with our Global Proxy Voting and Engagement Principles; however, SSGA FM also endeavors to show sensitivity to local market practices when voting in these various markets.

SSGA FM’s Approach to Proxy Voting and Issuer Engagement

At SSGA FM, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance policies, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights—all to maximize shareholder value.

SSGA FM’s Global Proxy Voting and Engagement Principles (the “Principles”) may take different perspectives on common governance issues that vary from one market to another and, likewise, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way shareholders can exercise their ownership rights, and taken together, we view these tools to be an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. SSGA FM maximizes its voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the different investment views and objectives across SSGA FM, depending on the product or strategy, the fiduciary responsibilities of share ownership and voting for which SSGA FM has voting discretion are carried out with a single voice and objective.

The Principles support governance structures that we believe add to, or maximize shareholder value at the companies held in our clients’ portfolios. SSGA FM conducts issuer specific engagements with companies to discuss our principles, including sustainability related risks. In addition, we encourage issuers to find ways of increasing the amount of direct communication board members have with shareholders. We believe direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, where appropriate, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns.

In conducting our engagements, SSGA FM also evaluates the various factors that play into the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights and the independence of the judiciary to name a few. SSGA FM understands that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country-to-country. As a result, SSGA FM engages with issuers, regulators, or both, depending on the market. SSGA FM also is a member of various investor associations that seek to address broader corporate governance related policy at the country level as well as issuer specific concerns at a company level.

To help mitigate company specific risk, the team may collaborate with members of the active investment teams to engage with companies on corporate governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. Outside of proxy voting season, SSGA FM conducts issuer specific engagements with companies covering various corporate governance and sustainability related topics.

The SSGA FM Governance Team uses a blend of quantitative and qualitative research and data to support screens to help identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer specific corporate governance, sustainability concerns or wider industry related trends. SSGA FM also gives consideration to the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, SSGA FM believes issuer engagement can take many forms and be triggered under numerous circumstances. The following methods represent how SSGA FM defines engagement methods:

Active

SSGA FM uses screening tools designed to capture a mix of company specific data including governance and sustainability profiles to help us focus our voting and engagement activity.

SSGA FM will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further

State Street Global Advisors

FM Global Proxy Voting and Engagement Principles

monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSGA FM to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Recurring

SSGA FM has ongoing dialogue with its largest holdings on corporate governance and sustainability issues. SSGA FM maintains regular face-to-face meetings with these issuers, allowing SSGA FM to reinforce key tenets of good corporate governance and actively advise these issuers around concerns that SSGA FM feels may negatively impact long-terms hareholder value.

Reactive

Reactive engagement is initiated by the issuers. SSGA FM routinely discusses specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

SSGA FM has established an engagement protocol that further describes our approach to issuer engagement.

Measurement

Assessing the effectiveness of our issuer engagement process is often difficult. To limit the subjectivity of measuring our success we actively seek issuer feedback and monitor the actions issuers take post-engagement to identify tangible changes. By doing so, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending on the facts and circumstances involved. Engagements can last as short as a single meeting or span multiple years.

Depending on the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or face-to-face meetings.SSGA FM believes active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by SSGA FM as requiring active engagement, such as shareholder conference calls.

Proxy Voting Procedure

Oversight

The SSGA FM Corporate Governance Team is responsible for developing and implementing the Proxy Voting and Engagement Guidelines (the “Guidelines”), case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of the Guidelines is overseen by the SSGA Global Proxy Review Committee (“SSGA PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the¡SSGA Investment Committee. The SSGA Investment Committee reviews and approves amendments to the Guidelines. The SSGA PRC reports to the SSGA Investment Committee, and may refer certain significant proxy items to that committee.

Proxy Voting Process

In order to facilitate SSGA FM’s proxy voting process, SSGA FM retains Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. SSGA FM utilizes ISS’s services in three ways: (1) as SSGA FM’s proxy voting agent (providing SSGA FM with vote execution and administration services); (2) for applying the Guidelines; and (3) as providers of research and analysis relating to general corporate governance issues and specific proxy items.

The SSGA FM Corporate Governance Team reviews the Guidelines with ISS on an annual basis or on a case-by-case basis as needed. On most routine proxy voting items (e.g., ratification of auditors), ISS will affect the proxy votes in accordance with the Guidelines.

In other cases, the Corporate Governance Team will evaluate the proxy solicitation to determine how to vote based on facts and circumstances, consistent with the Principles, and the accompanying Guidelines, that seek to maximize the value of our client accounts.

In some instances, the Corporate Governance Team may refer significant issues to the SSGA PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the SSGA PRC, the Corporate Governance. Team will consider whether a material conflict of interest exists between the interests of our client and those of SSGA FM or its affiliates (as explained in greater detail in our “Conflict of Interest” Policy).

SSGA FM votes in all markets where it is feasible; however, SSGA FM may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer-specific special documentation is required or where various market or issuer certifications are required. SSGA FM is unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction, or when they charge a meeting specific fee in excess of the typical custody service agreement.

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FM Global Proxy Voting and Engagement Principles

Conflict of Interest

See SSGA’s standalone Conflicts of Interest Policy.

Proxy Voting and Engagement Principles

Directors and Boards

The election of directors is one of the most important fiduciary duties SSGA FM performs as a shareholder. SSGA FM believes that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, SSGA FM seeks to vote director elections in a way which we, as a fiduciary, believe will maximize the long-term value of each portfolio’s holdings.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. To achieve this fundamental principle, the role of the board, in SSGA FM’s view, is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of SSGA FM’s engagement process, SSGA FM routinely discusses the importance of these responsibilities with the boards of issuers.

SSGA FM believes the quality of a board is a measure of director independence, director succession planning, board evaluations and refreshment and company governance practices. In voting to elect nominees, SSGA FM considers many factors. SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. SSGA FM also believes the right mix of skills, independence and qualifications among directors provides boards with the knowledge and direct experience to deal with risks and operating structures that are often unique and complex from one industry to another.

Accounting and Audit Related Issues

SSGA FM believes audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function to provide robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. SSGA FM believes audit committees should have independent directors as members, and SSGA FM will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely on financial statements. Also, it is important for the audit committee to appoint external auditors who are independent from management as we expect auditors to provide assurance as of a company’s financial condition.

Capital Structure, Reorganization and Mergers

The ability to raise capital is critical for companies to carry out strategy, grow and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards and in making such a critical decision, SSGA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and not overly dilute its shareholders.

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, SSGA FM considers the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, SSGA FM uses its discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer making an offer, or reducing the likelihood of a successful offer. SSGA FM does not support proposals that reduce shareholders’ rights, entrench management or reduce the likelihood of shareholder’s right to vote on reasonable offers.

Compensation

SSGA FM considers the board’s responsibility to include setting the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSGA FM’s analysis of executive compensation;

State Street Global Advisors

FM Global Proxy Voting and Engagement Principles

SSGA FM believes that there should be a direct relationship between executive compensation and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA FM may also consider executive compensation practices when re-electing members of the remuneration committee.

SSGA FM recognizes that compensation policies and practices are unique from market to market; often with significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors may not only have an impact on the reputation of companies but may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could be the result of anything from regulation and litigation, physical threats (severe weather, climate change), economic trends to shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on a company, its industry, operations, and geographic footprint. SSGA FM may also take action against the re-election of board members if we have serious concerns over ESG practices and the company has not been responsive to shareholder requests to amend them.

General/Routine

Although SSGA FM does not seek involvement in the day-to-day operations of an organization, SSGA FM recognizes the need for conscientious oversight and input into management decisions that may affect a company’s value. SSGA FM supports proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Securities on Loan

For funds where SSGA FM acts as trustee, SSGA FM may recall securities in instances where SSGA FM believes that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, SSGA FM must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, SSGA FM does not receive timely notice, and is unable to recall the shares on or before the record date. Second, SSGA FM, exercising its discretion may recall shares if it believes the benefit of voting shares will outweigh the foregone lending income. This determination requires SSGA FM, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given past experience in this area, however, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.

Reporting

Any client who wishes to receive information on how its proxies were voted should contact its SSGA FM relationship manager.

State Street Global Advisors

FM Global Proxy Voting and Engagement Principles

ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended February 28, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors	© 2015 State Street Corporation. All Rights Reserved. ID3430-INST-5405 0315 Exp. Date: 02/29/2016

February 2015

Managing Conflicts of Interest arising from SSGA’s Proxy Voting and Engagement Activities

State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of conflicts of interests identified by our parent company. In addition, SSGA maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This policy is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, they complement those policies and practices by providing specific guidance on managing the conflicts of interests that may arise through SSGA’s proxy voting activities.

Managing Conflicts of Interest arising from SSGA’s Proxy Voting and Engagement Activities

Managing Conflicts of Interest Related to Proxy Voting

SSGA has policies and procedures designed to prevent undue influence on SSGA’s voting activities that may arise from relationships between proxy issuers or companies and State Street Corporation (“STT”) SSGA, SSGA affiliates, SSGA Funds or SSGA Fund affiliates.

Protocols designed to help mitigate potential conflicts of interest include:

•	Providing sole voting discretion to members of SSGA’s Corporate Governance Team. Members of the corporate governance team may from time to time discuss views on proxy voting matters, company performance, strategy etc. with other STT or SSGA employees including portfolio managers, senior executives and relationship managers. However, final voting decisions are made solely by the corporate governance team, in a manner that is consistent with the best interests of all clients, taking into account various perspectives on risks and opportunities with a view of maximizing the value of client assets;

•	Exercising a singular vote decision for each ballot item regardless of SSGA’s investment strategy;

•	Prohibiting members of SSGA’s corporate governance team from disclosing SSGA’s voting decision to any individual not affiliated with the proxy voting process prior to the meeting or date of written consent, as the case may be;

•	Mandatory disclosure by members of the SSGA’s Corporate Governance Team, Global Proxy Review Committee (“PRC”) and Investment Committee (“IC”) of any personal conflict of interest (e.g., familial relationship with company management) to the Head of the Corporate Governance Team. Members are required to recuse themselves from any engagement or proxy voting activities related to the conflict;

•	In certain instances, client accounts and/or SSGA pooled funds, where SSGA acts as trustee, may hold shares in STT or other SSGA affiliated entities, such as mutual funds affiliated with SSGA Funds Management, Inc. In general, SSGA will outsource any voting decision relating to a shareholder meeting of STT or other SSGA affiliated entities to independent outside third parties. Delegated third parties exercise vote decisions based upon SSGA’s in-house policies; and

•	Reporting of voting policy overrides, if any, to the PRC on a quarterly basis.

In general, we do not believe matters that fall within the Guidelines and are voted consistently with the Guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within the Guidelines or where we believe that voting in accordance with the Guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. In circumstances where a conflict has been identified and either: (i) the matter does not fall clearly within the Guidelines; or (ii) SSGA determines that voting in accordance with such policies or guidance is not in the best interests of its clients, the Head of SSGA’s Corporate Governance Team will determine whether a Material Relationship exists. If so, the matter is referred to the SSGA PRC. The SSGA PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the SSGA PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the SSGA Investment Committee for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

State Street Global Advisors

Managing Conflicts of Interest arising from SSGA’s Proxy Voting and Engagement Activities

ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of Feely, John S through the period ended February 28, 2015 and are subject to change based on market and other conditions. The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Past performance is not a guarantee of future results.

Investing involves risk including the risk of loss of principal.

Risk associated with equity investing include stock values which may fluctuate in response to the activities of individual companies and general market and economic conditions.

Standard & Poor’s (S&P) S&P Indices are a registered trademark of Standard & Poor’s Financial Services LLC.

State Street Global Advisors	© 2015 State Street Corporation. All Rights Reserved. ID3455-INST-5419 0315 Exp. Date: 03/31/2016

March 2015

FM Proxy Voting and Engagement Guidelines

United States

SSGA Funds Management, Inc.’s (“SSGA FM”) US Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the US. This policy complements and should be read in conjunction with SSGA FM’s Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies and SSGA’s Conflicts of Interest Policy.

FM Proxy Voting and Engagement Guidelines

SSGA FM’s US Proxy Voting and Engagement Guidelines address areas including board structure, director tenure, audit related issues, capital structure, executive compensation, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the US, SSGA FM expects all companies to act in a transparent manner and provide detailed disclosure on board profiles, related-party transactions, executive compensation and other governance issues that impact shareholders’ long-term interests.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active investment teams; collaborating on issuer engagements and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the US.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Director related proposals at US companies include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding which director nominee to support, SSGA FM considers numerous factors.

Director Elections

SSGA FM’s director election policy focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors SSGA FM considers when evaluating governance practices include, but are not limited to the following:

•	Shareholder rights;

•	Board independence; and

•	Board structure.

If a company demonstrates appropriate governance practices, SSGA FM believes a director should be classified as independent based on the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board

State Street Global Advisors

FM Proxy Voting and Engagement Guidelines

should meet the minimum standards of independence. Accordingly, SSGA FM will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice AND serves on a key committee of the board (compensation, audit, nominating or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, SSGA FM believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based on the following classification standards:

•	Is the nominee an employee of or related to an employee of the issuer or its auditor;

•	Does the nominee provide professional services to the issuer;

•	Has the nominee attended an appropriate number of board meetings; or

•	Has the nominee received non-board related compensation from the issuer.

Where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, SSGA FM will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, SSGA FM may withhold votes from directors based on the following:

•	When overall average board tenure is excessive and/or individual director tenure is excessive. In assessing excessive tenure, SSGA FM gives consideration to factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures;

•	When directors attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold;

•	CEOs of a public company who sit on more than three public company boards;

•	Director nominees who sit on more than six public company boards;

•	Directors of companies that have ignored a shareholder proposal which received a majority of the shares outstanding at the last annual or special meeting, unless management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s);

•	Directors of companies have unilaterally adopted/ amended company by-laws that negatively impact SSGA FM’s shareholder rights (such as fee-shifting, forum selection and exclusion service by-laws) without putting such amendments to a shareholder vote;

•	Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period;

•	Audit committee members if non-audit fees exceed 50% of total fees paid to the auditors; and

•	Directors who appear to have been remiss in their duties.

Director Related Proposals

SSGA FM generally votes for the following director related proposals:

•	Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud or other indications of significant concern;

•	Proposals to restore shareholders’ ability to remove directors with or without cause;

•	Proposals that permit shareholders to elect directors to fill board vacancies; and

•	Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

SSGA FM generally votes against the following director related proposals:

•	Requirements that candidates for directorships own large amounts of stock before being eligible to be elected;

State Street Global Advisors

FM Proxy Voting and Engagement Guidelines

•	Proposals that relate to the “transaction of other business as properly comes before the meeting”, which extend “blank check” powers to those acting as proxy; and

•	Proposals requiring two candidates per board seat.

Majority Voting

SSGA FM will generally support a majority vote standard based on votes cast for the election of directors.

SSGA FM will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or repeal certain provisions.

Annual Elections

SSGA FM generally supports the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees as well as whether there is a shareholders rights plan.

Cumulative Voting

SSGA FM does not support cumulative voting structures for the election of directors.

Separation Chair/CEO

SSGA FM analyzes proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including but not limited to, the appointment of and role played by a lead director, a company’s performance and the overall governance structure of the company.

Proxy Access

SSGA FM will consider proposals relating to Proxy Access on a case-by-case basis.

SSGA FM will evaluate the company’s specific circumstances, the impact of the proposal on the target company and its potential effect on shareholder value.

Considerations include but are not limited to the following:

•	The ownership thresholds and holding duration proposed in the resolution;

•	The binding nature of the proposal;

•	The number of directors that shareholders may be able to nominate each year;

•	Company performance;

•	Company governance structure;

•	Shareholder rights; and

•	Board performance.

Age/Term Limits

Generally, SSGA FM will vote against age and term limits unless the company is found to have poor board refreshment and director succession practices and has a preponderance of non-executive directors with excessively long-tenures serving on the board.

Approve Remuneration of Directors

Generally, SSGA FM will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

SSGA FM generally supports annual elections for the board of directors.

Confidential Voting

SSGA FM will support confidential voting.

Board Size

SSGA FM will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Audit Related Issues

Ratifying Auditors and Approving Auditor Compensation

SSGA FM supports the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. SSGA FM deems audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. SSGA FM will support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

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FM Proxy Voting and Engagement Guidelines

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

SSGA FM will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.1

Capital Related Issues

Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.

The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, requests that are not unreasonably dilutive or enhance the rights of common shareholders are supported. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, SSGA FM supports share increases for general corporate purposes up to 100% of current authorized stock.

SSGA FM supports increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US firms.

When applying the thresholds, SSGA FM will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

SSGA FM votes on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, SSGA FM will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

SSGA FM will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, SSGA FM will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights

SSGA FM will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA FM will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, SSGA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.

In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

State Street Global Advisors

FM Proxy Voting and Engagement Guidelines

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti–Takeover Issues

Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or delete a provision that is deemed to have an antitakeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

SSGA FM will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, SSGA FM will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

SSGA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Special Meetings

SSGA FM will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:

•	The company also does not allow shareholders to act by written consent; or

•	The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares.

SSGA FM will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their bylaws if:

•	The current ownership threshold to call for a special meeting is above 25% of outstanding shares.

SSGA FM will vote for management proposals related to special meetings.

Written Consent

SSGA FM will vote for shareholder proposals on written consent at companies if:

•	The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting; or

•	The company allows shareholders the right to call for a special meeting but the current ownership threshold to call for a special meeting is above 25% of outstanding shares; and

•	The company has a poor governance profile.

SSGA FM will vote management proposals on written consent on a case-by-case basis.

Super–Majority

SSGA FM will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. SSGA FM will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

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FM Proxy Voting and Engagement Guidelines

Remuneration Issues

Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, are the terms of the plan designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans which benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

SSGA FM believes executive compensation plays a critical role in aligning executives interest with shareholder’s, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. SSGA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. SSGA FM seeks adequate disclosure of different compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. Further, shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

Employee Equity Award Plans

SSGA FM considers numerous criteria when examining equity award proposals. Generally, SSGA FM does not vote against plans for lack of performance or vesting criteria. Rather, the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. SSGA FM reviews that number in light of certain factors, including the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than eight to twelve percent are generally not supported.

Repricing SSGA FM will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

•	Number of participants or eligible employees;

•	The variety of awards possible; and

•	The period of time covered by the plan.

There are numerous factors that we view as negative, and together, may result in a vote against a proposal:

•	Grants to individuals or very small groups of participants;

•	“Gun-jumping” grants which anticipate shareholder approval of a plan or amendment;

•	The power of the board to exchange “underwater” options without shareholder approval; this pertains to the ability of a company to reprice options, not the actual act of repricing described above;

•	Below market rate loans to officers to exercise their options;

•	The ability to grant options at less than fair market value;

•	Acceleration of vesting automatically upon a change in control; and

•	Excessive compensation (i.e. compensation plans which are deemed by SSGA FM to be overly dilutive).

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies who do not (i) clearly state the intentions of any proposed share buy-back plan or (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares and, (iv) disclose the time frame during which the shares will be bought back, will not have any such repurchase plan factored into the dilution calculation.

162(m) Plan Amendments If a plan would not normally meet the SSGA FM criteria described above, but is primarily being amended to add specific performance criteria to be used with awards designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then SSGA FM will support the proposal to amend the plan.

State Street Global Advisors

FM Proxy Voting and Engagement Guidelines

Employee Stock Option Plans

SSGA FM generally votes for stock purchase plans with an exercise price of not less than 85% of fair market value. However, SSGA FM takes market practice into consideration.

Compensation Related Items

SSGA FM will generally support the following proposals:

•	Expansions to reporting of financial or compensation-related information, within reason; and

•	Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee.

SSGA FM will generally vote against the following proposals:

•	Retirement bonuses for non-executive directors and auditors.

Miscellaneous/Routine Items

SSGA FM generally supports the following miscellaneous/routine governance items:

•	Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate;

•	Opting out of business combination provision;

•	Proposals that remove restrictions on the right of shareholders to act independently of management;

•	Liquidation of the company if the company will file for bankruptcy if the proposal is not approved;

•	Shareholder proposals to put option repricings to a shareholder vote;

•	General updating of or corrective amendments to charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment);

•	Change in corporation name;

•	Mandates that amendments to bylaws or charters have shareholder approval;

•	Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable;

•	Repeals, prohibitions or adoption of anti-greenmail provisions;

•	Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting; and

•	Exclusive forum provisions.

SSGA FM generally does not support the following miscellaneous/ routine governance items:

•	Proposals asking companies to adopt full tenure holding periods for their executives;

•	Reincorporation to a location that we believe has more negative attributes than its current location of incorporation;

•	Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable;

•	Proposals to approve other business when it appears as voting item;

•	Proposals giving the board exclusive authority to amend the bylaws; and

•	Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Environmental and Social Issues

As a fiduciary, we consider the financial and economic implications of environmental and social issues first and foremost. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business.

Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face

State Street Global Advisors

FM Proxy Voting and Engagement Guidelines

and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks on an issuer-by-issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

[1]	Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

State Street Global Advisors

FM Proxy Voting and Engagement Guidelines

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State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended March 31, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected. Past performance is no guarantee of future results.

SSGA generally delegates commodities management for separately managed accounts to SSGA FM, a wholly owned subsidiary of State Street and an affiliate of SSGA. SSGA FM is registered as a commodity trading advisor (“CTA”) with the Commodity Futures Trading Commission and National Futures Association.

This communication is not specifically directed to investors of separately managed accounts (SMA) utilizing futures, options on futures or swaps. SSGA FM CTA clients should contact SSGA Relationship Management for important CTA materials.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors	© 2015 State Street Corporation. All Rights Reserved. ID3439-INST-5436 0315 Exp. Date: 03/31/2016

March 2015

FM Proxy Voting and Engagement Guidelines

Europe

SSGA Funds Management, Inc.’s, (“SSGA FM”) European Proxy Voting and Engagement Guidelines cover different corporate governance frameworks and practices in European markets excluding the United Kingdom and Ireland. This policy complements and should be read in conjunction with SSGA FM’s overarching Global Proxy Voting and Engagement Principles and SSGA’s Conflicts of Interest Policy which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies.

FM Proxy Voting and Engagement Guidelines

SSGA FM’s Proxy Voting and Engagement Guidelines in European markets address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management and monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in European markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research in to corporate governance issues in European companies, SSGA FM also considers guidance issued by the European Commission. Companies should provide detailed explanations under diverse ‘comply or explain’ approaches, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues arean integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in European markets.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re–election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.

A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSGA FM’s broad criteria for director independence in European companies include factors such as:

•	Participation in related–party transactions and other business relations with the company;

•	Employment history with company;

•	Relations with controlling shareholders;

•	Family ties with any of the company’s advisers, directors or senior employees;

•	Employee and government representatives; and

State Street Global Advisors

FM Proxy Voting and Engagement Guidelines

•	Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively.

While, overall board independence requirements and board structures differ from market to market, SSGA FM considers voting against directors it deems non–independent if overall board independence is below one third. SSGA FM also assesses the division of responsibilities between chairman and CEO on a case–by–case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. SSGA FM may also not support a proposal to discharge the board, if a company fails to meet adequate governance standards or board level independence.

When considering the election or re-election of a non-executive director, SSGA FM also considers the number of outside board directorships a non-executive can undertake and attendance at board meetings. In addition, SSGA FM may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Although we generally are in favour of the annual election of directors, we recognise that director terms vary considerably in different European markets. SSGA FM may vote against article/ bylaw changes that seek to extend director terms. In addition, in certain markets, SSGA FM may vote against directors if their director terms extend beyond four years.

SSGA FM believes companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors and SSGA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSGA FM may vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSGA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint.

In certain European markets it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, SSGA FM may vote against the entire slate.

SSGA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities)

Indemnification and Limitations on Liability

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Audit Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA FM may consider auditor tenure when evaluating the audit process.

State Street Global Advisors

FM Proxy Voting and Engagement Guidelines

Limit Legal Liability of External Auditors

SSGA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Shareholder Rights and Capital Related Issues

In some European markets, differential voting rights continue to exist. SSGA FM supports the “one share one vote” policy and favours a share structure where all shares have equal voting rights. SSGA FM believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

SSGA FM generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA FM will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. SSGA FM supports proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

The ability raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst dis-applying pre-emption rights, SSGA FM may vote against if such authorities are greater than 20% of the issued share capital. SSGA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, specify the range of premium/discount to market price at which a company can repurchase shares, and the time frame for the repurchase. SSGA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Related Party Transactions

Certain companies in European markets have a controlled ownership structure and have complex cross-shareholdings between subsidiaries and parent companies (related companies). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, SSGA FM expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSGA FM encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

State Street Global Advisors

FM Proxy Voting and Engagement Guidelines

SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price

Anti–Takeover Measures

European markets have diverse regulations concerning the use of share issuances as takeover defenses with legal restrictions lacking in some markets. SSGA FM supports a one-share, one-vote policy, for example, given that dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. SSGA FM opposes unlimited share issuance authorizations as they may be used as antitakeover devices, and they have the potential for substantial voting and earnings dilution. SSGA FM also monitors the duration of authorities to issue shares and whether there are restrictions and caps on multiple issuance authorities during the specified time periods. SSGA FM opposes antitakeover defenses such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSGA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

SSGA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non–Executive Director Pay

In European markets, authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA FM will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

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FM Proxy Voting and Engagement Guidelines

Risk Management

SSGA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA FM allows boards discretion over how they provide oversight in this area. However, SSGA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

State Street Global Advisors

FM Proxy Voting and Engagement Guidelines

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State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended February 28, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information..

State Street Global Advisors	© 2015 State Street Corporation. All Rights Reserved. ID3449-INST-5416 0315 Exp. Date: 03/31/2016

March 2015

FM Proxy Voting and Engagement Guidelines United Kingdom

SSGA Funds Management, Inc.’s, (“SSGA FM”), UK Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the United Kingdom and Ireland. This policy complements and should be read in conjunction with SSGA FM’s Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies and SSGA’s Conflicts of Interest Policy.

FM Proxy Voting and Engagement Guidelines United Kingdom

SSGA FM’s UK Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research into corporate governance issues in the UK and Ireland, SSGA FM expects all companies, regardless of domicile, that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange to comply with the UK Corporate Governance Code. Companies should provide detailed explanations under the Code’s ‘comply or explain’ approach, especially where they fail to meet requirements and why any such non-compliance wouldserve shareholders’ long-term interests.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active fundamental and EMEA investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the UK and European markets.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices.

A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSGA FM’s broad criteria for director independence in UK companies include factors such as:

•	Participation in related-party transactions and other business relations with the company;

•	Employment history with company;

•	Excessive tenure and a preponderance of long-tenured directors:

•	Relations with controlling shareholders; and

•	Family ties with any of the company’s advisers, directors or senior employees.

When considering the election or re-election of a director, SSGA FM also considers the number of outside board directorships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSGA FM monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships, significant shareholdings and tenure. SSGA FM supports the annual election of directors.

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FM Proxy Voting and Engagement Guidelines United Kingdom

While SSGA FM is generally supportive of having the roles of chairman and CEO separated in the UK market, SSGA FM assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSGA FM will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSGA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities).

SSGA FM believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors and SSGA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. SSGA FM will vote against nominees who are executive members of audit or remuneration committees.

In its analysis of boards, SSGA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSGA FM may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Indemnification and Limitations on Liability

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in.

Audit Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, SSGA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA FM may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

SSGA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Shareholder Rights and Capital Related Issues

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seeks to issue new shares whilst dis-applying pre-emption rights, SSGA FM may vote against if such authorities are greater than 20% of the issued share capital. SSGA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

State Street Global Advisors

FM Proxy Voting and Engagement Guidelines United Kingdom

Share Repurchase Programs

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, specify the range of premium/discount to market price at which a company can repurchase shares, and the time frame for the repurchase. SSGA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM will generally support transactions that maximize share-holder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

SSGA FM opposes antitakeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides SSGA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where pay seems misaligned with shareholders’ interests. SSGA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure.

Equity Incentives Plans

SSGA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

State Street Global Advisors

FM Proxy Voting and Engagement Guidelines United Kingdom

Non-Executive Director Pay

Authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA FM will evaluate on a company- by-company basis any non-cash or performance related pay to non-executive directors.

Risk Management

SSGA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA FM allows boards discretion over how they provide oversight in this area. However, SSGA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost.In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term. SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that≈environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

State Street Global Advisors

FM Proxy Voting and Engagement Guidelines United Kingdom

ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended February 19, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors	© 2015 State Street Corporation. All Rights Reserved. ID3445-INST-5412 0315 Exp. Date: 03/31/2016

March 2015

FM Proxy Voting and Engagement Guidelines

Emerging Markets

SSGA Funds Management, Inc.’s (“SSGA FM”) Emerging Market Proxy Voting and Engagement Guidelines cover different corporate governance frameworks and practices in emerging markets. This policy complements and should be read in conjunction with SSGA FM’s overarching Global Proxy Voting and Engagement Principles which provides a detailed explanation of SSGA FM’s approach to voting and engaging with companies, and SSGA’s Conflicts of Interest Policy.

FM Proxy Voting and Engagement Guidelines

At SSGA FM, we recognize that countries in emerging markets are disparate in their corporate governance frameworks and practices. Concurrent with developing a company specific voting and engagement program, SSGA FM also evaluates the various factors that play into the corporate governance framework of a country. These factors include: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary—to name a few. While emerging market countries tend to pose broad common governance issues across all markets, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, SSGA FM’s emerging market proxy voting policy is designed to identify and address specific governance concerns in each market.

SSGA FM’s Proxy Voting and Engagement Philosophy in Emerging Markets

SSGA FM’s approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our investments through the mitigation of governance risks. Since the overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country, improving the macro governance framework in a country may help reduce governance risks, in turn, increasing the overall value of SSGA FM’s holdings over time. Therefore, in order to improve the overall governance framework and practices in a country, members of our proxy voting and engagement team endeavor to visit emerging market countries and meet with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in emerging markets. To help mitigate company specific risk, the team works alongside members of the active fundamental and emerging market teams to engage with emerging market companies on governance issues and address any specific concerns or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives SSGA FM’s proxy voting and engagement philosophy in emerging markets.

SSGA FM’s proxy voting guidelines in emerging markets addresses six broad areas:

•	Directors and Boards;

•	Accounting and Audit Related Issues;

•	Shareholder Rights and Capital Related Issues;

•	Remuneration;

•	Environmental and Social Issues; and

•	General/Routine Issues.

Directors and Boards

SGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. However, several factors such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions and the general resistance from controlling shareholders to increase board independence renders the election of directors as one of the most important fiduciary duties SSGA FM performs in emerging market companies.

SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise.

SSGA FM’s broad criteria for director independence in emerging market companies include factors such as:

•	Participation in related-party transactions;

•	Employment history with company;

•	Relations with controlling shareholders and other

•	employees; and

•	Attendance levels.

Audit Related Issues

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely on financial statements. SSGA FM believes that audit committees provide the necessary oversight on the selection and appointment of auditors, a company’s internal controls and accounting policies, and the overall audit process. In emerging markets, SSGA FM encourages boards to appoint an audit committee composed of a majority of independent auditors.

Appointment of External Auditors

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. SSGA FM believes that it is imperative for audit committees to select outside auditors who are independent from management.

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FM Proxy Voting and Engagement Guidelines

Shareholder Rights and Capital Related Issues

SSGA FM believes that changes to a company’s capital structure such as changes in authorized share capital, share repurchase and debt issuances are critical decisions made by the board. SSGA FM believes the company should have a well explained business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related Party Transcations

Most companies in emerging markets have a controlled ownership structure that often include complex cross-shareholding between subsidiaries and parent companies (“related companies”). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, SSGA FM expects companies to provide details of the transaction, such as the nature, value and purpose of such a transaction. It also encourages independent directors to ratify such transactions. Further, SSGA FM encourages companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs

With regard to share repurchase programs, SSGA FM expects companies to clearly state the business purpose for the program, a definitive number of shares to be repurchase.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM evaluates mergers and structural reorganizations on a case-by-case basis. SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

SSGA will actively seek direct dialogue with the board and management of companies we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for SSGA to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Remuneration

SSGA FM considers it to be the board’s responsibility to set appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides SSGA FM’s analysis of executive compensation; there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets we encourage companies to disclose information on senior executive remuneration.

With regard to director remuneration, SSGA FM supports director pay provided the amounts are not excessive relative to other issuers in the market or industry and are not overly dilutive to existing shareholders.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental

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FM Proxy Voting and Engagement Guidelines

and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change.In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

In emerging markets, shareholders seldom vote on environmental and social issues. Therefore, SSGA FM addresses a company’s approach to identifying and managing environmental and social risks stemming for various aspects of its operations in its one-on-one engagement with companies.

General/Routine Issues

Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, SSGA FM’s policies consider several factors including historical dividend payouts, pending litigation, governmental investigation, charges of fraud or other indication of significant concerns.

State Street Global Advisors

FM Proxy Voting and Engagement Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended February 28, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’ express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information.

State Street Global Advisors	© 2015 State Street Corporation. All Rights Reserved. ID3510- INST-5434 0315 Exp. Date: 03/31/2016

March 2015

FM Proxy Voting and Engagement Guidelines

Japan

SSGA Funds Management, Inc.’s, (“SSGA FM”) Japan Proxy Voting and Engagement Guidelines complement and should be read in conjunction with SSGA FM’s overarching Global Proxy Voting and Engagement Principles, which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies, and SSGA’s Conflicts of Interest Policy.

FM Proxy Voting and Engagement Guidelines

SSGA FM’s Proxy Voting and Engagement Guidelines in Japan address areas including; board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in Japan, SSGA FM takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between two structures of corporate governance: the statutory auditor system or the committee structure. Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, SSGA FM expects Japanese companies to address conflicts of interest, risk management and demonstrate an effective process for monitoring management. In its analysis and research into corporate governance issues in Japanese companies, SSGA FM also considers guidance issued by the Corporate Law Subcommittee of the Legislative Council within the Ministry of Justice as well as private study groups.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, and environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in Japan.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice.

Japanese companies have the option of having a traditional board of directors with statutory auditors, or a board with a committee structure. Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role as they are not involved in strategic decision-making nor are they part of the formal management decision process. Statutory auditors attend board meetings but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.

SSGA FM will support the election of statutory auditors, unless the outside statutory auditor nominee is regarded as non-independent based on SSGA FM criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrong doing, breach of fiduciary responsibilities).

For companies with a statutory auditor structure there is no legal requirement that boards have outside directors, however, SSGA FM believes there should be a transparent process of independent and external monitoring of management on behalf of shareholders.

•	SSGA FM believes that non-controlled Japanese companies should appoint at least one outside director, otherwise, SSGA FM will oppose the top executive who is responsible for the director nomination process; and

•	For controlled companies with a statutory auditor structure, SSGA FM will oppose the top executive, if the board does not have at least two outside directors.

For companies with a committee structure, SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering general market practice, as well as

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FM Proxy Voting and Engagement Guidelines

the independence of the nominee. SSGA FM also takes into consideration the overall independence level of the committees. In determining director independence, SSGA FM considers the following factors:

•	Participation in related-party transactions and other business relations with the company;

•	Past employment with the company;

•	Provides professional services to the company; and

•	Family ties with the company.

Regardless of board structure, SSGA FM may oppose the election of a director for the following reasons:

•	Failure to attend board meetings; or

•	In instances of egregious actions related to a director’s service on the board.

Indemnification and Limitations on Liability

Generally, SSGA FM supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. SSGA FM believes limitations and indemnification are necessary to attract and retain qualified directors.

Audit Related Items

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should have the opportunity to vote on their appointment at the annual meeting.

Ratifying External Auditors

SSGA FM will generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

Limit Legal Liability of External Auditors

SSGA FM generally opposes limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Capital Structure, Reorganization and Mergers

SSGA FM supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. SSGA FM supports proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

SSGA FM believes pre-emption rights should be introduced for shareholders in order to provide adequate protection from being overly diluted from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

SSGA FM generally opposes proposals authorizing the creation of new classes of common stock with superior voting rights and will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, SSGA FM will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

However, SSGA FM will support capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

SSGA FM generally supports increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, SSGA FM may oppose the request if the increase in authorized capital exceeds 100 percent of the currently authorized capital. Where share issuance requests exceed our standard threshold, SSGA FM will consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Dividends

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Share Repurchase Programs

Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. SSGA FM will oppose an amendment to articles allowing the repurchase of shares at the board’s discretion. SSGA FM believes the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the purpose of the repurchase.

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSGA FM may vote against share repurchase requests that allow share repurchases during a takeover period.

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FM Proxy Voting and Engagement Guidelines

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

SSGA FM evaluates mergers and structural reorganizations on a case-by-case basis. SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

In general, SSGA FM believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment and discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

In evaluating poison pills, the following conditions must be met before SSGA FM will recommend a vote in favor.

SSGA FM will support the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”) if the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced.

SSGA FM will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” or similar feature that limits the ability of a future board to redeem the pill, or (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Compensation

In Japan, excessive compensation is rarely an issue. Rather, the problem is the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance-based pay is generally a small portion of the total pay. SSGA FM, where possible, seeks to encourage the use of performance based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Approve Adjustment to Aggregate Compensation Ceiling for Directors

Remuneration for directors is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted and management provides the rationale for the ceiling increase. SSGA FM will generally support proposed increases to the ceiling if the company

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FM Proxy Voting and Engagement Guidelines

discloses the rationale for the increase. SSGA FM may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Approve Annual Bonuses for Directors/ Statutory Auditors

In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, SSGA FM believes that existing shareholder approval of the bonus should be considered best practice. As a result, SSGA FM supports management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Approve Retirement Bonuses for Directors/ Statutory Auditors

Retirement bonuses make up a sizeable portion of directors’ and auditors’ lifetime compensation and are based on board tenure. While many companies in Japan have abolished this practice, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, SSGA FM supports these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

Approve Stock Plan

Most option plans in Japan are conservative, particularly at large companies. Japan corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, SSGA FM cannot calculate the dilution level and, therefore, SSGA FM may oppose such plans for poor disclosure. SSGA FM also opposes plans that allow for the repricing of the exercise price.

Deep Discount Options

As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. SSGA FM evaluates deep discount options using the same criteria used to evaluate stock options as well as considering the vesting period.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors can not only have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. Companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint.

Miscellaneous/Routine Items

Expansion of Business Activities

Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, SSGA FM views proposals to expand and diversify the company’s business activities as routine and non-contentious. SSGA FM will monitor instances where there has been an inappropriate acquisition and diversification away from the company’s main area of competence, which resulted in a decrease of shareholder value.

More Information

Any client who wishes to receive information on how its proxies were voted should contact its SSGA FM relationship manager.

State Street Global Advisors

FM Proxy Voting and Engagement Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended February 28, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information

.

State Street Global Advisors	© 2015 State Street Corporation. All Rights Reserved. ID3454-INST-5418 0315 Exp. Date: 03/31/2016

March 2015

FM Proxy Voting and Engagement Guidelines

Australia

SSGA Funds Management, Inc.’s (“SSGA FM”) Australia Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in Australia. This policy complements and should be read in conjunction with SSGA FM’s Global Proxy Voting and Engagement Principles which provide a detailed explanation of SSGA FM’s approach to voting and engaging with companies, and SSGA’s Conflict of Interest Policy.

FM Proxy Voting and Engagement Guidelines

SSGA FM’s Australia Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social and other governance related issues. Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

When voting and engaging with companies in global markets, SSGA FM considers market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. SSGA FM expects companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that SSGA FM believes are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research in to corporate governance issues in Australia, SSGA FM expects all companies at a minimum to comply with the ASX Corporate Governance Principles. Companies should provide detailed explanations under the Principles’ ‘comply or explain’ approach, especially where they fail to meet requirements and why any such non-compliance would serve shareholders’ long-term interests. On some governance matters, such as composition of audit committees, we hold Australian companies to our global standards requiring all directors on the committee to be independent of management.

SSGA FM’s Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Corporate Governance Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting as well as environmental and social issues. SSGA FM has established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. SSGA FM engages with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of SSGA FM’s active fundamental and the Asia-Pacific (“APAC”) investment teams; collaborating on issuer engagement and providing input on company specific fundamentals. SSGA FM is also a member of various investor associations that seek to address broader corporate governance related policy issues in the region.

SSGA FM is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice, where applicable and consistent with our fiduciary duty.

Directors and Boards

SSGA FM believes that a well constituted board of directors, with a good balance of skills, expertise and independence, provides the foundations for a well governed company. SSGA FM votes for the election/re-election of directors on a case-by-case basis after considering various factors including general market practice and availability of information on director skills and expertise. In principle, SSGA FM believes independent directors are crucial to good corporate governance and help management establish sound ESG policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

SSGA FM’s broad criteria for director independence in Australian companies include factors such as:

•	Participation in related-party transactions and other business relations with the company;

•	Employment history with company;

•	Relations with controlling shareholders; and

•	Family ties with any of the company’s advisers, directors or senior employees.

State Street Global Advisors

FM Proxy Voting and Engagement Guidelines

When considering the election or re-election of a director, SSGA FM also considers the number of outside board director-ships a non-executive and an executive may undertake as well as attendance at board meetings. In addition, SSGA FM monitors other factors that may influence the independence of a non-executive director, such as performance related pay, cross-directorships, significant shareholdings and tenure. SSGA FM supports the annual election of directors and encourages Australian companies to adopt this practice.

While SSGA FM is generally supportive of having the roles of chairman and CEO separated in the Australia market, SSGA FM assesses the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, SSGA FM will monitor for circumstances where a combined chairman/CEO is appointed or where a former CEO becomes chairman.

SSGA FM may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment. (e.g. fraud, criminal wrongdoing, breach of fiduciary responsibilities)

SSGA FM believes companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence as well their effectiveness and resource levels. Australian Corporate Governance Principles requires ASX listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. SSGA FM holds Australian companies to its global standards for developed financial markets, by requiring that all members of the audit committee be independent directors.

In its analysis of boards, SSGA FM considers whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and keeping under review the balance of skills, knowledge and experience of the board and ensuring that adequate succession plans are in place for directors and the CEO. SSGA FM may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Executive pay is another important aspect of corporate governance. SSGA FM believes that executive pay should be determined by the board of directors and SSGA FM expects companies to have in place remuneration committees to provide independent oversight over executive pay. Australian Corporate Governance Principles requires ASX listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill in the event of a second strike, SSGA FM believes that the vote provides investors a mechanism to address concerns it may have on the quality of oversight provided by the board on remuneration issues. Accordingly SSGA FM voting guidelines accommodate local market practice.

Indemnification and limitations on liability

Generally, SSGA FM supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Audit Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

SSGA FM believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision and shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving

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FM Proxy Voting and Engagement Guidelines

audit fees, SSGA FM will take into consideration the level of detail in company disclosures and will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, SSGA FM may vote against members of the audit committee if we have concerns with audit related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, SSGA FM may consider auditor tenure when evaluating the audit process.

Shareholder Rights and Capital Related Issues

Share Issuances

The ability to raise capital is critical for companies to carry out strategy, grow, and achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. SSGA FM supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seeks to issue new shares whilst dis-applying pre-emption rights, SSGA FM may vote against if such authorities are greater than 20% of the issued share capital. SSGA FM may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for specific purpose.

Share Repurchase Programs

SSGA FM generally supports a proposal to repurchase shares, other than if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the time frame for the repurchase. SSGA FM may vote against share re-purchase requests that allow share re-purchases during a takeover period.

Dividends

SSGA FM generally supports dividend payouts that constitute 30% or more of net income. SSGA FM may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported. SSGA FM will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

•	Offer premium;

•	Strategic rationale;

•	Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest;

•	Offers made at a premium and where there are no other higher bidders; and

•	Offers in which the secondary market price is substantially lower than the net asset value.

SSGA FM may vote against a transaction considering the following:

•	Offers with potentially damaging consequences for minority shareholders because of illiquid stock;

•	Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders; and

•	At the time of voting, the current market price of the security exceeds the bid price.

Anti-Takeover Measures

SSGA FM opposes antitakeover defenses, such as authorities for the board, when subject to a hostile takeover, to issue warrants convertible into shares to existing shareholders.

State Street Global Advisors

FM Proxy Voting and Engagement Guidelines

Remuneration

Executive Pay

There is a simple underlying philosophy that guides SSGA FM’s analysis of executive pay—there should be a direct relationship between remuneration and company performance over the long-term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, SSGA FM considers factors such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long term and short term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA FM may oppose remuneration reports where there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. SSGA FM may also vote against the re-election of members of the remuneration committee if we have serious concerns over remuneration practices and the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

SSGA FM may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance and vesting periods and overall dilution. SSGA FM does not generally support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities seeking shareholder approval for non-executive directors’ fees are generally not controversial. SSGA FM generally supports resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by other companies in the same country or industry. SSGA FM will evaluate on a company-by-company basis any non-cash or performance related pay to non-executive directors.

Risk Management

SSGA FM believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. SSGA FM allows boards discretion over how they provide oversight in this area. However, SSGA FM expects companies to disclose how the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks as they can change with a changing political and economic landscape, or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, SSGA FM considers the financial and economic implications of environmental and social issues first and foremost. In this regard, SSGA FM supports environmental and social related items that we believe would protect or enhance shareholder value. Environmental and social factors not only can have an impact on the reputation of companies; they may also represent significant operational risks and costs to business. Well-developed environmental and social management systems can also generate efficiencies and enhance productivity, both of which impact shareholder value in the long-term.

SSGA FM encourages companies to be transparent about the environmental and social risks and opportunities they face and adopt robust policies and processes to manage such issues. In our view, companies that manage all risks and consider opportunities related to environmental and social issues are able to adapt faster to changes and appear to be better placed to achieve sustainable competitive advantage in the long-term. Similarly, companies with good risk management systems, which include environmental and social policies, have a stronger position relative to their peers to manage risk and change, which could result in anything from regulation and litigation, physical threats (severe weather, climate change), economic trends as well as shifts in consumer behavior.

In their public reporting, we expect companies to disclose information on relevant management tools and material environmental and social performance metrics. We support efforts by companies to try to demonstrate how sustainability fits into operations and business activities. SSGA FM’s team of analysts evaluates these risks and shareholder proposals relating to them on an issuer by issuer basis; understanding that environmental and social risks can vary widely depending on company industry, its operations, and geographic footprint. SSGA FM may also take action against the re-election of members of the board if we have serious concerns over ESG practices and the company has not been responsive to shareholder pressure.

State Street Global Advisors

FM Proxy Voting and Engagement Guidelines

ssga.com

State Street Global Advisors Worldwide Entities

Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services Licence (AFSL Number 238276). Registered Office: Level 17, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240 7600. F: +612 9240 7611. Belgium: State Street Global Advisors Belgium, Chausse de La Hulpe 120, 1000 Brussels, Belgium. T: +32 2 663 2036, F: +32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Canada: State Street Global Advisors, Ltd., 770 Sherbrooke Street West, Suite 1200 Montreal, Quebec, H3A 1G1, T: +514 282 2400 and 30 Adelaide Street East Suite 500, Toronto, Ontario M5C 3G6. T: +647 775 5900. Dubai: State Street Bank and Trust Company (Representative Office), Boulevard Plaza 1, 17th Floor, Office 1703 Near Dubai Mall & Burj Khalifa, P.O Box 26838, Dubai, United Arab Emirates. T: +971 (0)4 4372800. F: +971 (0)4 4372818. France: State Street Global Advisors France. Authorised and regulated by the Autorité des Marchés Financiers. Registered with the Register of Commerce and Companies of Nanterre under the number: 412 052 680. Registered Office: Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: +33 1 44 45 40 00. F: +33 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. T: +49 (0)89 55878 100. F: +49 (0)89 55878 440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103 0288. F: +852 2103 0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Incorporated and registered in Ireland at Two Park Place, Upper Hatch Street, Dublin 2. Registered Number: 145221. Member of the Irish Association of Investment Managers. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Italy, Sede Secondaria di Milano, Via dei Bossi, 4 20121 Milan, Italy. T: +39 02 32066 100. F: +39 02 32066 155. State Street Global Advisors Italy is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Japan: State Street Global Advisors (Japan) Co., Ltd., 9-7-1 Akasaka, Minato-ku, Tokyo 107-6239. T: +813 4530 7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345). Japan Investment Advisers Association, Investment Trusts Association Japan, Japan Securities Dealers Association. Netherlands: State Street Global Advisors Netherlands, Adam Smith Building, Thomas Malthusstraat 1-3, 1066 JR Amsterdam, Netherlands. T: +31 (0)20 7181701. State Street Global Advisors Netherlands is a branch office of State Street Global Advisors Limited. State Street Global Advisors Limited is authorised and regulated by the Financial Conduct Authority in the United Kingdom. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Registered Number: 200002719D). T: +65 6826 7500. F: +65 6826 7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorised and regulated by the Financial Conduct Authority. Registered in England. Registered Number: 2509928. VAT Number: 5776591 81. Registered Office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: +020 3395 6000. F: +020 3395 6350. United States: State Street Global Advisors, One Lincoln Street, Boston, MA 02111-2900. T: +617 664 7727.

The views expressed in this material are the views of SSGA Corporate Governance Team through the period ended February 28, 2015 and are subject to change based on market and other conditions. This document contains certain statements that may be deemed forward-looking statements. Please note that any such statements are not guarantees of any future performance and actual results or developments may differ materially from those projected.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

The information provided does not constitute investment advice and it should not be relied on as such. It should not be considered a solicitation to buy or an offer to sell a security. It does not take into account any investor’s particular investment objectives, strategies, tax status or investment horizon. You should consult your tax and financial advisor. All material has been obtained from sources believed to be reliable. There is no representation or warranty as to the accuracy of the information and State Street shall have no liability for decisions based on such information..

State Street Global Advisors	© 2015 State Street Corporation. All Rights Reserved. ID3503-INST-5431 0315 Exp. Date: 03/31/2016

APPENDIX E

Proxy voting guidelines for U.S. securities

February 2015

Proxy voting guidelines for U.S. securities

1	2015 Proxy voting guidelines for U.S. securities

Proxy voting guidelines for U.S. securities

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles, which are available on-line at www.blackrock.com

Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy on corporate governance matters and approach to issues that may commonly arise in the proxy voting context for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting guidelines

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, asset sales and other special transactions

•	Remuneration and benefits

•	Social, ethical and environmental issues

•	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections. BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

•	The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

2	2015 Proxy voting guidelines for U.S. securities

•	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

•	The independent chair or lead independent director and members of the governance committee, where a board amends the charter/articles/by-laws such that the effect may be to entrench directors or to significantly reduce shareholder rights. In such cases, in determining whether to withhold support from directors, we will consider in part the company’s publicly stated rationale for the changes and whether the board has determined to seek shareholder approval beforehand or within a reasonable period of time after implementation.

•	The independent chair or lead independent director, members of the nominating committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders on board composition concerns, evidence of board entrenchment, insufficient attention to board diversity, and/or failure to promote adequate board succession planning over time in line with the company’s stated strategic direction.

•	An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees (the “key committees”), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

•	Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

•	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

•	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

•	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

•	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

•	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

•	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

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•	Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance.

•	Where a director has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”). While each situation will be reviewed on a case-by-case basis, BlackRock is most likely to withhold votes for over-boarding where a director is: 1) serving on more than four public company boards; or 2) is a chief executive officer at a public company and is serving on more than two public company boards in addition to the board of the company where they serve as chief executive officer.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.

Director independence

We expect that a board should be majority independent. We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests. Common impediments to independence in the U.S. may include, but are not limited to:

•	Employment by the company or a subsidiary as a senior executive within the previous five years

•	Status as a founder of the company

•	Substantial business or personal relationships with the company or the company’s senior executives

•	Family relationships with senior executives or founders of the company

•	An equity ownership in the company in excess of 20%

Board composition and effectiveness

We encourage boards to routinely refresh their membership to ensure the relevance of the skills, experience and attributes of each director to the work of the board. To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning. We believe that the nominating committee of the board has the ability to implement such refreshment. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We encourage boards to disclose their views on: the mix of competencies, experience and other qualities required to effectively oversee and guide management; the process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates; the process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/or sensitive details; the consideration given towards board diversity, including, but not limited to, diversity of gender, race, age, experience, and skills; and other factors taken into account in the nomination process.

While we support regular board refreshment, we are not opposed in principle to long-tenured directors nor do we believe that long board tenure is necessarily an impediment to director independence. We believe that a variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience; our primary concern

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is that board members are able to contribute effectively as corporate strategy evolves and business conditions change over time, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders over time. We acknowledge that each director brings their own unique skills and experiences and that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.

As a result of the nominating committee’s responsibility for board composition and refreshment over time, we typically oppose shareholder proposals imposing arbitrary limits on the pool of directors from which shareholders can choose their representatives. However, where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.

Board size

We generally defer to the board in setting the appropriate size. We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

CEO and management succession planning

There should be a robust CEO and management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time as well as short-term planning in the event of an unanticipated executive departure. We acknowledge that both internal and external management candidates may be considered, as informed by required skill sets and cultural fit considerations and as appropriate to the company’s circumstances. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors/staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years). At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives. By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail). Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years. Therefore, we typically vote against classification and for proposals to eliminate board classification.

Contested director elections

Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates. Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management. The details of proxy contests are assessed on a case-by-case basis. We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long-term shareholder value.

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Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility. We may support cumulative voting proposals at companies where the board is not majority independent. We may support cumulative voting at companies that have a controlling shareholder. A cumulative voting structure is not consistent with a majority voting requirement, as it may interfere with the capacity of director candidates to achieve the required level of support. We may not support a cumulative voting proposal at a company that has adopted a majority voting standard.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent. We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages. However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances. As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long-term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers. We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership. We generally support proposals to provide indemnification that is limited to coverage of legal expenses. However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Majority vote requirements

BlackRock generally supports proposals seeking to require director election by majority vote. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election. We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

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Risk oversight

Companies should have an established process for identifying, monitoring and managing key risks, and independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency as to the optimal risk levels, how risk is measured and how risks are reported to the board. We are particularly interested to understand how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment. Boards should clearly explain their approach to risk oversight, including where accountability lies within the boardroom for this activity, especially where there are multiple individuals or board committees tasked with oversight of various risks.

Separation of chairman and CEO positions

We believe that independent leadership is important in the board room. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director. We assess the experience and governance track record of the independent chairman or lead independent director to understand capability and suitability to effectively and constructively lead a board. Our expectations of an individual in this role include, but are not limited to: being available to serve as an advisor to the CEO; contributing to the oversight of CEO and management succession planning; and being available to meet with shareholders when they have highly sensitive concerns about management or corporate governance issues. We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.

Shareholder access to the proxy

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own and to have those nominees included on the company’s proxy card. This right is commonly referred to as “proxy access”. In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Given the complexity of structuring an appropriate proxy access mechanism and the brevity required of shareholder proposals, we generally expect that a shareholder proposal to adopt proxy access will describe general parameters for the mechanism, while providing the board with flexibility to design a process that is appropriate in light of the company’s specific circumstances. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board. We will review proposals regarding the adoption of proxy access on a case-by-case basis.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee’s responsibilities, including an overview of audit committee processes, issues on the audit committee’s agenda and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

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The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Blank check preferred

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device. We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote. Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders. Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board. We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

When a management or shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether the cost of restructuring will have a clear economic benefit to our clients’ portfolio(s). We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

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Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock. Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing. We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders. While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses. The varied nature of these proposals ensures that the following list will be incomplete. However, the key factors that we typically evaluate in considering these proposals include:

•	For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply.

•	There should be a favorable business reason for the combination.

•	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer. These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding. We generally vote in favor of shareholder proposals to rescind poison pills.

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Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’ Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Reimbursement of expenses for successful shareholder campaigns

Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders. However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors. Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

Remuneration and benefits

We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots. We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders. We describe in the Appendix herein (“Our approach to Say on Pay”) our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.

Advisory votes on the frequency of Say on Pay resolutions (“Say When on Pay”)

BlackRock will generally opt for a triennial vote on Say on Pay. We believe that shareholders should undertake an annual review of executive compensation and express their concerns through their vote on the members of the compensation committee. As a result, it is generally not necessary to hold a Say on Pay vote on an annual basis, as the Say on Pay vote merely supplements the shareholder’s vote on compensation committee members. However, we may support annual Say on Pay votes in some situations, for example, where we conclude that a company has failed to align pay with performance.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated or were otherwise awarded as a result of deceptive business practices. We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices, regardless of that particular executive’s role in the faulty reporting. We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

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Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value. We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders. We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders. We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions. We may support shareholder proposals requesting the board to establish such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions allowing for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered. Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

When determining whether to support or oppose an advisory vote on a golden parachute plan (“Say on Golden

Parachutes”), we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:

•	whether we believe that the triggering event is in the best interest of shareholders;

•	an evaluation of whether management attempted to maximize shareholder value in the triggering event;

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•	the percentage of total transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment;

•	whether excessively large excise tax gross up payments are part of the payout;

•	whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers; and/or

•	whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company.

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a Say on Golden Parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems. BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-Superior-Performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting. We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof. We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

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Social, ethical and environmental issues

Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental (“SEE”) aspects of their businesses.

BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.

We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.

More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.

We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.

General corporate governance matters

We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter/articles/by-laws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights (see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter/articles/by-laws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to charter/articles/by-laws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support changes to the charter/articles/by-laws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

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Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may determine to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

Other business

We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

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IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Shareholders’ right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process in order to avoid the waste of corporate resources in addressing narrowly supported interests; and 2) support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Shareholders’ right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

15	2015 Proxy voting guidelines for U.S. securities

Appendix: Our Approach to Say on Pay

We describe herein our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay. We provide our views on this issue in somewhat more detail than other issues covered in these Guidelines because of the particular focus on executive compensation matters in the U.S. Although we expect proxy disclosures to be the primary mechanism for companies to explain their executive compensation practices, we may engage with members of management and/or the compensation committee of the board, where concerns are identified or where we seek to better understand a company’s approach to executive compensation. We may also decline opportunities to engage with companies where we do not have any questions or concerns or believe that these Guidelines already cover the issues at hand.

Beliefs and Expectations Related to Executive Compensation Practices

•	We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the strategic plans for the company, the industry in which the company operates, the appropriate performance measures for the company, and other issues internal and/or unique to the company.

•	Companies should explicitly disclose how incentive plans reflect strategy and incorporate long-term shareholder value drivers; this discussion should include the commensurate metrics and timeframes by which shareholders should assess performance.

•	We support incentive plans that foster the sustainable achievement of results. Although we believe that companies should identify those performance measures most directly tied to shareholder value creation, we also believe that emphasis should be on those factors within management’s control to create economic value over the long-term, which should ultimately lead to sustained shareholder returns over the long-term. Similarly, the vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation, as appropriate to that particular company.

•	While we do support the concept of compensation formulas that allow shareholders to clearly understand the rationale for compensation decisions, we do not believe that a solely formulaic approach to executive compensation necessarily drives shareholder value. BlackRock believes that compensation committees should use their discretion in designing incentive plans, establishing pay quanta, and finalizing compensation decisions, and should demonstrate how decisions are aligned with shareholder interests.

•	BlackRock does not discourage compensation structures that differ from market practice. However, where compensation practices differ substantially from market practice, e.g. in the event of unconventional incentive plan design or extraordinary decisions made in the context of transformational corporate events or turnaround situations, we expect clear disclosure explaining how the decisions are in shareholders’ best interests.

•	We understand that compensation committees are undertaking their analysis in the context of a competitive marketplace for executive talent. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however we are concerned about the potential ratchet effect of explicit benchmarking to peers. We therefore believe that companies should use peer groups to maintain an awareness of peer pay levels and practices so that pay is market competitive, while mitigating potential ratcheting of pay that is disconnected from actual performance.

•	We expect companies to select peers that are broadly comparable to the company in question, based on objective criteria that are directly relevant to setting competitive compensation; we evaluate peer group selection based on factors including, but not limited to, business size, relevance, complexity, risk profile, and/or geography.

16	2015 Proxy voting guidelines for U.S. securities

•	We do not believe that arbitrary limits on potential compensation are necessarily in shareholders’ best interests if those limits have the potential to cap performance. However, we expect compensation committees to ensure that incentive plans do not incentivize excessive risk taking beyond the company’s determined risk appetite and that rewards are reasonable in light of returns to shareholders.

•	We do not set forth a preference between cash, restricted stock, performance based equity awards, and stock options, amongst other compensation vehicles. We acknowledge that each may have an appropriate role in recruiting and retaining executives, in incentivizing behavior and performance, and in aligning shareholders’ and executives’ interests. Compensation committees should clearly disclose the rationale behind their selection of pay vehicles and how these fit with intended incentives. We also observe that different types of awards exhibit varying risk profiles, and the risks associated with pay plan design should be in line with the company’s stated strategy and risk appetite.

•	We expect compensation committees to consider and respond to the shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders, as they evaluate compensation plans. At the same time, compensation committees should ultimately be focused on incentivizing long-term shareholder value creation and not necessarily on achieving a certain level of support on Say on Pay at any particular shareholder meeting.

Say on Pay Analysis Framework

•	We analyze the compensation practices in the context of the company’s stated strategy and identified value drivers and seek to understand the link between strategy, value drivers and incentive plan design.

•	We examine both target and realizable compensation in order to understand the compensation committee’s intended outcomes, to judge the appropriateness and rigor of performance measures and hurdles, and to assess the pay plan’s sensitivity to the performance of the company.

•	We review the pay and performance profiles of the company’s disclosed peer companies, as applicable, to identify relative outliers for potential further analysis. We supplement our analysis of the company’s stated peers with an independent review of peer companies as identified by third party vendors and our own analysis; part of this analysis includes an assessment of the relevance of the company’s stated peers and the potential impact the company’s peer selection may have on pay decisions.

•	We conduct our analysis over various time horizons, with an emphasis on a sustained period, generally 3-5 years; however we consider company-specific factors, including the timeframe the company uses for performance evaluation, the nature of the industry, and the typical business cycle, in order to identify an appropriate timeframe for evaluation.

•	We review key changes to pay components from previous years and consider the compensation committee’s rationale for those changes.

•	We examine extraordinary pay items (including but not limited to actual or contractual severance payments, inducement grants, one-time bonus and/or retention awards) to understand the compensation committee’s rationale and alignment with shareholder interests.

•	We may engage with members of management and/or the compensation committee of the board, where concerns are identified or where we seek to better understand a company’s approach to executive compensation.

•	We consider BlackRock’s historical voting decisions (including whether a concern that led to a previous vote against management has been addressed, or whether we determined to support management at previous shareholder meetings with the expectation of future change), engagement activity, other corporate governance concerns at the company, and the views of our portfolio managers.

17	2015 Proxy voting guidelines for U.S. securities

•	We assess the board’s responsiveness to shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders.

Engagement and Voting on Say on Pay

•	In many instances, we believe that direct discussion with issuers, in particular with the members of the compensation committee, can be an effective mechanism for building mutual understanding on executive compensation issues and for communicating any concerns we may have on executive compensation.

•	In the event that we determine engagement is not expected to lead to resolution of our concerns about executive compensation, we may consider voting against members of the compensation committee, consistent with our preferred approach to hold members of the relevant key committee of the board accountable for governance concerns. As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.

•	We may determine to vote against the election of compensation committee members and/or Say on Pay proposals in certain instances, including but not limited to when:

•	We identify a misalignment over time between target pay and/or realizable compensation and company performance as reflected in financial and operational performance and/or shareholder returns;

•	We determine that a company has not persuasively demonstrated the connection between strategy, long-term shareholder value creation and incentive plan design;

•	We determine that compensation is excessive relative to peers without appropriate rationale or explanation, including the appropriateness of the company’s selected peers;

•	We observe an overreliance on discretion or extraordinary pay decisions to reward executives, without clearly demonstrating how these decisions are aligned with shareholders’ interests;

•	We determine that company disclosure is insufficient to undertake our pay analysis; and/or

•	We observe a lack of board responsiveness to significant investor concern on executive compensation issues.

18	2015 Proxy voting guidelines for U.S. securities

PART C. OTHER INFORMATION

ITEM 28.	EXHIBITS.

a.       Articles of Incorporation.

(1)	Articles of Incorporation (4)

(2)	Articles Supplementary to the Articles of Incorporation effective November 18, 1997 (1)

(3)	Articles Supplementary to the Articles of Incorporation effective May 27, 1999 (2)

(4)	Articles Supplementary to the Articles of Incorporation effective October 5, 2000 (4)

(5)	Certificate of Correction effective July 12, 2002 to the Articles Supplementary effective October 5, 2002 (5)

(6)	Certificate of Correction effective September 24, 2002 to the Certificate of Correction effective July 12, 2002 (5)

(7)	Articles of Amendment effective December 31, 2002 (6)

(8)	Articles of Amendment effective June 8, 2006 (8)

(9)	Articles of Amendment effective December 5, 2008 (11)

(10)	Articles Supplementary to the Articles of Incorporation, relating to the Daily Income Fund, effective February 23, 2009 (12)

b.       By-Laws. (16)

c.       Instruments Defining Rights of Security Holders.

See Articles of Incorporation, as amended, and By-laws.

d.       Investment Advisory Contracts.

(1) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Daily Income Fund, and RE Advisers Corporation (7)

(2) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Value Fund, and RE Advisers Corporation (7)

(3) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Bond Fund, and RE Advisers Corporation (7)

(4) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Short-Term Government Securities Fund, and RE Advisers Corporation (7)

(5) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Small-Company Stock Fund, and RE Advisers Corporation (7)

(6) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Nasdaq-100 Index Tracking StockSM Fund, and RE Advisers Corporation (7)

(7) Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the International Value Fund, and RE Advisers Corporation (8)

(8) Amended and Restated Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the International Value Fund, and RE Advisers Corporation (10)

(9) Amended and Restated Investment Management Agreement by and between Homestead Funds, Inc., on behalf of the Growth Fund, and RE Advisers Corporation (11)

(10) Investment Sub-Advisory Agreement, by and between RE Advisers Corporation, on behalf of the Growth Fund, and T. Rowe Price Associates, Inc. (11)

(11) Form of Investment Subadvisory Agreement, by and between RE Advisers Corporation, on behalf of the International Value Fund, and SSGA Funds Management, Inc. (18)

e.       Underwriting Contracts.

(1)	Amended and Restated Distribution Agreement between Homestead Funds, Inc. and RE Investment Corporation (16)

f.       Bonus or Profit Sharing Contracts. Not applicable.

g.       Custodian Agreements.

(1)	Custody Agreement by and between Homestead Funds, Inc. and State Street Bank and Trust Company (3)

(2)	First Amendment to Custody Agreement, dated July 1, 2002 (5)

(3)	Fee Schedule Addendum to the Custody Agreement, dated September 1, 2004 (7)

(4)	Amendment to Custody Agreement, dated May 31, 2006 (8)

(5)	Fee Addendum to the Custody Agreement, dated August 28, 2007 (9)

(6)	Amendment to Custody Agreement, dated January 6, 2014 (16)

h.       Other Material Contracts.

(1) Transfer Agency and Service Agreement between Homestead Funds, Inc. and Boston Financial Data Services, Inc. (11)

(2) Amendment to Transfer Agency and Service Agreement between Homestead Funds, Inc. and Boston Financial Data Services, Inc., dated May 1, 2011 (14)

(3) Amendment to Transfer Agency and Service Agreement between Homestead Funds, Inc. and Boston Financial Services Inc., dated April 22, 2013 (15)

(4) Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of each of its series, and RE Advisers Corporation (18)

(5) Administrative Service Agreement by and between Homestead Funds, Inc., on behalf of the Stock Index Fund, and RE Advisers Corporation (7)

(6) Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock Index Fund, RE Investment Corporation and Master Investment Portfolio, dated July 18, 2007 (10)

(7) Amendment No. 1 to Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock Index Fund, RE Investment Corporation and Master Investment Portfolio, dated July 1, 2008 (13)

(8) Amendment No. 2 to Third Party Feeder Fund Agreement among Homestead Funds, Inc., on behalf of the Stock Index Fund, RE Investment Corporation and Master Investment Portfolio, dated December 1, 2009 (13)

(9) Form of Transition Management Agreement by and among State Street Bank and Trust Company and RE Advisers Corporation (18)

i.       Legal Opinion. Opinion and Consent of Counsel (8)

j.       Other Opinions.

(1) Consent of PricewaterhouseCoopers LLP (18)

(2) Consent of Seward & Kissel LLP (18)

k.       Omitted Financial Statements. Not applicable.

l.       Initial Capital Agreements.

(1) Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Daily Income Fund and Value Fund (to be filed by amendment)

(2) Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Bond Fund (4)

(3) Stock Subscription Agreement by and between National Rural Electric Cooperative Association and Homestead Funds, Inc. on behalf of the Short-Term Government Securities Fund (4)

(4) Stock Subscription Agreement by and between RE Advisers Corporation and Homestead Funds, Inc. on behalf of the Small-Company Stock Fund (1)

m.       Rule 12b-1 Plan. Not applicable.

n.       Rule 18f-3 Plan. Not applicable.

o.       Not applicable.

p.       Codes of Ethics.

(1) Code of Ethics for Homestead Funds, Inc., RE Advisers Corporation, and RE Investment Corporation (18)

(2) Code of Business Conduct and Ethics for BlackRock, Inc. (17)

(3) Code of Ethics for State Street Global Advisors and Affiliates (18)

(4) Code of Ethics and Conduct for T. Rowe Price Group, Inc. and its Affiliates (17)

Other Exhibits:

(1) Powers of Attorney for James F. Perna, Anthony M. Marinello, Anthony C. Williams, Douglas W. Johnson, Sheldon C. Petersen, Kenneth Meyer, Mark Rose, Peter J. Tonetti, Cynthia L. Dove, Amy DiMauro, Kelly Whetstone and Danielle Sieverling, each dated March 19, 2015, and for Stephen Kaszynski, dated February 6, 2015 (Homestead Funds, Inc.) (17)

(2) Powers of Attorney for David O. Beim, Collette Chilton, Frank J. Fabozzi, Dr. Matina S. Horner, Rodney D. Johnson, Herbert I. London, Ian A. MacKinnon, Cynthia A. Montgomery, Joseph P. Platt, Robert C. Robb, Jr., Toby Rosenblatt, Mark Stalnecker, Kenneth L. Urish, Frederick W. Winter and Barbara Novick, each dated January 1, 2015 (S&P 500 Index Master Portfolio, a series of Master Investment Portfolio) (17)

(1) Incorporated by reference from Post-Effective Amendment No. 12 to the Registration Statement, SEC File No. 33-35788, filed March 4, 1998.

(2) Incorporated by reference from Post-Effective Amendment No. 17 to the Registration Statement, SEC File No. 33-35788, filed October 28, 1999.

(3) Incorporated by reference from Post-Effective Amendment No. 19 to the Registration Statement, SEC File No. 33-35788, filed September 11, 2000.

(4) Incorporated by reference from Post-Effective Amendment No. 23 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2002.

(5) Incorporated by reference from Post-Effective Amendment No. 24 to the Registration Statement, SEC File No. 33-35788, filed December 16, 2002.

(6) Incorporated by reference from Post-Effective Amendment No. 26 to the Registration Statement, SEC File No. 33-35788, filed April 28, 2004.

(7) Incorporated by reference from Post-Effective Amendment No. 27 to the Registration Statement, SEC File No. 33-35788, filed March 1, 2005.

(8) Incorporated by reference from Post-Effective Amendment No. 31 to the Registration Statement, SEC File No. 33-35788, filed June 12, 2006.

(9) Incorporated by reference from Post-Effective Amendment No. 36 to the Registration Statement, SEC File No. 33-35788, filed October 15, 2007.

(10) Incorporated by reference from Post-Effective Amendment No. 37 to the Registration Statement, SEC File No. 33-35788, filed April 29, 2008.

(11) Incorporated by reference from Post-Effective Amendment No. 39 to the Registration Statement, SEC File No. 33-35788, filed December 5, 2008.

(12) Incorporated by reference from Post-Effective Amendment No. 40 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2009.

(13) Incorporated by reference from Post-Effective Amendment No. 42 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2010.

(14) Incorporated by reference from Post-Effective Amendment No. 45 to the Registration Statement, SEC File No. 33-35788, filed April 27, 2012.

(15) Incorporated by reference from Post-Effective Amendment No. 47 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2013.

(16) Incorporated by reference from Post-Effective Amendment No. 49 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2014.

(17) Incorporated by reference from Post-Effective Amendment No. 51 to the Registration Statement, SEC File No. 33-35788, filed April 30, 2015.

(18) Filed herewith.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 30.	INDEMNIFICATION.

(a) General. Pursuant to Article 10, Section 10.01 of the By-Laws of the Homestead Funds, Inc. (“Homestead Funds”), Homestead Funds will indemnify any individual who is a present or former director, officer, employee, or agent of Homestead Funds, or who is or has been serving at the request of Homestead Funds as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise (“Indemnitee”), who, by reason of his service in that capacity, was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, or any inquiry, hearing or investigation, whether conducted by the Corporation or any other party or government institution or agency, that Indemnitee in good faith believes might lead to the institution of any such action, suit or proceeding, whether civil, criminal, administrative, investigative (or otherwise collectively referred to as a “Proceeding”) against any judgments, penalties, fines, settlements, and expenses (including attorney’s fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under Maryland General Corporation Law.

(b) Disabling Conduct. Pursuant to Article 10, Section 10.03 of the By-Laws, Homestead Funds will not indemnify any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

(c) Standard of Conduct. Under Maryland General Corporation Law, the Homestead Funds may indemnify any director made a party to a Proceeding by reason of service in that capacity unless it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the proceeding and (a) was committed in bad faith, or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

(d) Required Indemnification. Consistent with Maryland General Corporation Law, a director of Homestead Funds who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director in connection therewith.

(e) Advance Payment. Homestead Funds will pay expenses incurred by an Indemnitee in defending a Proceeding consistent with Maryland General Corporation Law and, if requested by Indemnitee, shall advance such expenses to Indemnitee within 10 business days of such request, that are incurred by Indemnitee in connection with any claim asserted or action brought by Indemnitee for: (1) indemnification of expenses or advances of expense by the Homestead Funds relating to indemnification for indemnifiable events; or (2) recovery under any directors and officers liability insurance policy or other liability insurance policy maintained by Homestead Funds.

(f) Insurance. Homestead Funds generally will purchase and maintain insurance on its behalf and on behalf of any director, officer, employee, or agent of Homestead Funds, or who is or was serving at the request of Homestead Funds as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in or arising out of his position, whether or not Homestead Funds would have the power to indemnify him against such liability. Indemnitee shall be covered by such policy or policies in accordance with it or their terms, to the maximum extent of the coverage available for any director or officer of Homestead Funds and Indemnitee shall be expressly added as an additional insured by Homestead Funds on such policy or policies. Indemnitee’s status as an additional insured shall be confirmed by the insurance carrier issuing such policy or policies.

(g) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Homestead Funds by Homestead Funds pursuant to the By-Laws or otherwise, Homestead Funds is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Homestead Funds of expenses incurred or paid by directors, officers or controlling persons of Homestead Funds in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with the shares being registered, Homestead Funds will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to business and other connections of the Registrant’s investment manager, RE Advisers Corporation, is hereby incorporated herein by reference from the Prospectus.

Below is a list of each director and officer of RE Advisers Corporation indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, partner, or trustee. The principal business address of each organization listed in the table below is 4301 Wilson Boulevard, Arlington, VA 22203.

NAME	POSITION AND ORGANIZATION
Stephen J. Kaszynski President, Chief Executive Officer and Director	Director, President and Chief Executive Officer of Homestead Funds (2015-present); Vice President and Portfolio Manager, Eaton Vance Corporation (2008-2014)

Cynthia L. Dove Vice President and Director

Vice President and Chief Operations Officer, Homestead Funds (2010-present); President and Director, RE Investment Corporation (2015-present); Vice President, RE Investment Corporation (2012-2015); Director, Investment Services, NRECA (1998-present)

Amy M. DiMauro Treasurer and Director

Treasurer, Homestead Funds (2007-present); Treasurer and Director, RE Investment Corporation (2006-present); Director, Finance & Accounting – Mutual Funds, NRECA (2014-present); Director, Daily Pricing, NRECA (2007-2014); Treasurer and Director, Electric Cooperative Life Insurance Co. (2013-present); Treasurer and Director, Cooperating Insurance Services Co. (2013-present)

Martin J. Lowery Director

Executive Vice President, Member and Association Relations of NRECA (1992-present); Director of Wood Quality Control, Inc. (2004-present); Director of Touchstone Energy Cooperatives, Inc. (1998-present); Director of the National Cooperative Business Association (2004-present); Director, Ralph K. Morris Foundation (2008-present); Director, National Cooperative Bank (2013-present); Director, International Cooperative Alliance (2013-present)

Kelly B. Whetstone Secretary

Secretary of Homestead Funds (2008-present); Chief Compliance Officer of RE Investment Corporation (2014-present); Secretary, RE Investment Corporation (2008-2014); Counsel and Senior Director of Securities Compliance, NRECA (2012-present); Associate, Bell, Boyd & Lloyd LLP (law firm) (2005-2007)

Danielle C. Sieverling Chief Compliance Officer	Chief Compliance Officer, Homestead Funds (2005-present); Vice President, Chief Risk and Compliance Officer, NRECA (2015-present); Vice President and Director, RE Investment Corporation (2015-present); Chief Compliance Officer, RE Investment Corporation (2005-2014); Vice President and Chief Compliance Officer, Management Advisory Services, NRECA (2008-2015); Executive Director of Management Advisory Services, NRECA (2007-2008)

ITEM 32.	PRINCIPAL UNDERWRITERS.

(a)	RE Investment acts as principal underwriter of the Registrant’s shares on a best-efforts basis and receives no fee or commission for its underwriting and distribution services. RE Investment Corporation does not serve as principal underwriter or distributor for any other investment company.

(b)	Set forth below is information concerning each director, officer, or partner of RE Investment Corporation.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH FUND

Cindy Dove	President and Director	Vice President and Chief Operations Officer

Danielle Sieverling	Vice President and Director	Chief Compliance Officer

Amy DiMauro	Director and Treasurer	Treasurer

John Szczur	Director	None

Kelly Whetstone	Chief Compliance Officer	Secretary

Monica Ollivierre	Secretary	None

*	The principal business address of each person listed in the table is 4301 Wilson Boulevard, Arlington, VA 22203.

ITEM 33.	LOCATION OF ACCOUNTS AND RECORDS.

All accounts, books and other records required to be maintained by Section 31(a) of the Investment Company Act of 1940 (the “1940 Act”) and the rules promulgated thereunder are maintained by the Registrant, RE Advisers Corporation or RE Investment Corporation, 4301 Wilson Boulevard, Arlington, VA 22203-1860, the Registrant’s custodian, State Street Bank and Trust Company (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105, the Registrant’s transfer agent, dividend disbursing agent, and shareholder servicing agent, NFDS, Inc. (doing business as BFDS), 330 West 9th Street, Kansas City, Missouri 64105, or the Registrant’s subadvisers, SSGA FM, One Lincoln Street, Boston, MA 02111, or T. Rowe Price Associates, Inc., 100 East Pratt Street, Baltimore, Maryland 21202.

ITEM 34.	MANAGEMENT SERVICES.

Not applicable.

ITEM 35.	UNDERTAKINGS.

Not applicable.

SIGNATURES

This Registration Statement contains certain disclosures regarding the S&P 500 Index Master Portfolio (the “Portfolio”), a series of the Master Investment Portfolio (the “Trust”). The Trust has, subject to the next sentence, duly caused this Registration Statement on Form N-1A of Homestead Funds, Inc. (the “Registrant”) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on September 14, 2015. The Trust is executing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

MASTER INVESTMENT PORTFOLIO S&P 500 INDEX MASTER PORTFOLIO
By:	/s/ John M. Perlowski
John M. Perlowski
President and Chief Executive Officer

This Registration Statement on Form N-1A of the Registrant has been signed below by the following persons, solely in the capacities indicated and subject to the next sentence on September 14, 2015. Each of the following persons is signing this Registration Statement only in respect of the disclosures contained herein specifically describing the Trust and the Portfolio and hereby disclaims any responsibility or liability as to any other disclosures in this Registration Statement.

/s/ John M. Perlowski John M. Perlowski	President and Chief Executive Officer (Principal Executive Officer)	September 14, 2015

/s/ Neal J. Andrews Neal J. Andrews	Chief Financial Officer (Principal Financial and Accounting Officer)	September 14, 2015

/s/ David O. Beim David O. Beim*	Trustee	September 14, 2015

/s/ Collette Chilton Collette Chilton*	Trustee	September 14, 2015

/s/ Frank J. Fabozzi Frank J. Fabozzi*	Trustee	September 14, 2015

/s/ Dr. Matina S. Horner Dr. Matina S. Horner*	Trustee	September 14, 2015

/s/ Rodney D. Johnson Rodney D. Johnson*	Trustee	September 14, 2015

/s/ Herbert I. London Herbert I. London*	Trustee	September 14, 2015

/s/ Ian A. MacKinnon Ian A. MacKinnon*	Trustee	September 14, 2015

/s/ Cynthia A. Montgomery Cynthia A. Montgomery*	Trustee	September 14, 2015

/s/ Joseph P. Platt, Jr. Joseph P. Platt, Jr.*	Trustee	September 14, 2015

/s/ Robert C. Robb, Jr. Robert C. Robb, Jr.*	Trustee	September 14, 2015

/s/ Toby Rosenblatt Toby Rosenblatt*	Trustee	September 14, 2015

/s/ Mark Stalnecker Mark Stalnecker*	Trustee	September 14, 2015

/s/ Kenneth L. Urish Kenneth L. Urish*	Trustee	September 14, 2015

/s/ Frederick W. Winter Frederick W. Winter*	Trustee	September 14, 2015

/s/ Barbara G. Novick Barbara G. Novick*	Trustee	September 14, 2015

* By:	/s/ Ben Archibald
Ben Archibald (Attorney-in-Fact)

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Homestead Funds, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Arlington, and State of Virginia on the 15th day of September, 2015.

Homestead Funds, Inc.

Stephen J. Kaszynski*

President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

James F. Perna*	Chairman of the Board and Director	September 15, 2015

Stephen J. Kaszynski*	President, Chief Executive Officer and Director	September 15, 2015

Anthony M. Marinello*	Director	September 15, 2015

Anthony C. Williams*	Director	September 15, 2015

Douglas W. Johnson*	Director	September 15, 2015

Sheldon C. Petersen*	Director	September 15, 2015

Kenneth R. Meyer*	Director	September 15, 2015

Mark Rose*	Director	September 15, 2015

Peter J. Tonetti*	Director	September 15, 2015

Cynthia L. Dove*	Vice President and Chief Operations Officer	September 15, 2015

Amy M. DiMauro*	Treasurer	September 15, 2015

Kelly B. Whetstone*	Secretary	September 15, 2015

*By:	/s/ Danielle C. Sieverling
Danielle C. Sieverling Chief Compliance Officer Signed pursuant to Powers of Attorney

Exhibit List

Exhibit (d)(12)	Form of Investment Subadvisory Agreement, by and between RE Advisers Corporation, on behalf of the International Value Fund, and SSGA Funds Management, Inc.

Exhibit (h)(4)	Expense Limitation Agreement by and between Homestead Funds, Inc., on behalf of each of its series, and RE Advisers Corporation

Exhibit (h)(9)	Form of Transition Management Agreement by and among State Street Bank and Trust Company and RE Advisers Corporation

Exhibit (j)(1)	Consent of PricewaterhouseCoopers LLP

Exhibit (j)(2)	Consent of Seward & Kissel LLP

Exhibit (p)(1)	Code of Ethics for Homestead Funds, Inc., RE Advisers Corporation, and RE Investment Corporation

Exhibit (p)(3)	Code of Ethics for State Street Global Advisors and affiliates